As filed with the Securities and Exchange Commission on May 19, 2022

1933 Act Registration No. 2-47015

1940 Act Registration No. 811-2354

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	:=¨
Post-Effective Amendment No. 138	☒
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

BLACKROCK LIQUIDITY FUNDS

(Exact Name of Registrant As Specified In Charter)

100 Bellevue Parkway Wilmington, Delaware 19809

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (800) 441-7450

John M. Perlowski

BLACKROCK LIQUIDITY FUNDS

55 East 52nd Street

New York, New York 10055

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund: Jesse C. Kean, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Janey Ahn, Esq. BlackRock Advisors, LLC 55 East 52nd Street New York, New York 10055

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☒	On August 1, 2022 pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 19, 2022

[ ], 2022

Prospectus

BlackRock Liquidity Funds  |  Stern Brothers Shares

•	BlackRock Liquid Federal Trust Fund

Stern Brothers Shares: [    ]

•	FedFund

Stern Brothers Shares: [    ]

This Prospectus contains information you should know before investing, including information about risks.

Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Fund Overview	Key facts and details about the Funds, including investment objective, principal investment strategies, principal risk factors, fee and expense information, and historical performance information

	Key Facts About BlackRock Liquid Federal Trust Fund	3

	Key Facts About FedFund	8

Details About the Funds	Information about how each Fund invests, including investment objective, investment processes, principal strategies and risk factors

	How Each Fund Invests	13

	Investment Risks	15

Account Information	Information about account services, shareholder transactions, and distribution and other payments

	Valuation of Fund Investments and Price of Fund Shares	18

	Purchase of Shares	18

	Redemption of Shares	20

	Additional Purchase and Redemption Information	21

	Distribution and Shareholder Servicing Payments	22

	Dividends and Distributions	22

	Federal Taxes	22

	State and Local Taxes	23

Management of the Funds	Information About BlackRock

	BlackRock	24

	Conflicts of Interest	25

	Master/Feeder Structure	26

Financial Highlights	Financial Performance of the Funds	27

General Information	Certain Fund Policies	29

Glossary	Glossary of Investment Terms	30

For More Information	Funds and Service Providers	31

How to Contact BlackRock Liquidity Funds	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Liquid Federal Trust Fund

Investment Objective

The investment objective of BlackRock Liquid Federal Trust Fund (the “Fund”), a series of BlackRock Liquidity Funds (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Stern Brothers Shares of BlackRock Liquid Federal Trust Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Stern Brothers Shares

Management Fee	[ ]%

Distribution (12b-1) Fees	[ ]

Miscellaneous/Other Expenses[1]	[ ]%

Total Annual Fund Operating Expenses	[ ]%
Fee Waivers and/or Expense Reimbursements[2]	[ ]%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	[ ]%

[1]	Miscellaneous/Other Expenses are based on estimated amounts.

[2]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 24, BlackRock, the Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) from exceeding 0.17% of average daily net assets through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Stern Brothers Shares	$[ ]	$[ ]	$[ ]	$[ ]

Principal Investment Strategies of the Fund

BlackRock Liquid Federal Trust Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest

3 - BlackRock Liquid Federal Trust Fund

income on which, under current federal law, generally may not be subject to state income tax. The Fund invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities, the interest income on which, under current federal law, generally may not be subject to state income tax. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The following is a summary description of principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

◾

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

◾	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

◾

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

◾

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Because the Fund invests in short-term instruments these events have caused some instruments to have declining yields, which may impair the results of the Fund if these conditions persisted. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

4 - BlackRock Liquid Federal Trust Fund

◾

Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

◾

Trading Risk — In selling securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a state that imposes an income or franchise tax should determine through consultation with their own tax advisors whether the Fund’s interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund’s capital gain and other income, if any, when distributed, will be subject to the state’s income or franchise tax.

◾

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

◾

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

◾

Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

◾

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

5 - BlackRock Liquid Federal Trust Fund

Performance Information

Stern Brothers Shares do not have a full calendar year of performance history as of the date of this prospectus. As a result, the chart, the table and the seven-day yield shown below give you a picture of the performance for Institutional Shares of the Fund, which are not offered in this prospectus. The performance of the Fund’s Stern Brothers Shares would be substantially similar to Institutional Shares because Stern Brothers Shares and Institutional Shares are invested in the same portfolio of securities and performance would only differ to the extent that Stern Brothers Shares and Institutional Shares have different expenses. The actual returns of Stern Brothers Shares would have been approximately the same as those of Institutional Shares because Stern Brothers Shares have the same expenses as Institutional Shares.

The information shows you how BlackRock Liquid Federal Trust Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the 1940 Act. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/cash or can be obtained by phone at (800) 441-7450.

BlackRock Liquid Federal Trust Fund

Institutional Shares

ANNUAL TOTAL RETURNS

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.57% (quarter ended June 30, 2019) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2021).

6 - BlackRock Liquid Federal Trust Fund

For the periods ended 12/31/21

Average Annual Total Returns

	1 Year	5 Years	10 Years

BlackRock Liquid Federal Trust Fund—Institutional Shares	0.01%	0.98%	0.51%

	7-Day Yield As of December 31, 2021

BlackRock Liquid Federal Trust Fund—Institutional Shares	0.03%

Current Yield: You may obtain the Fund’s current 7-day yield by calling (800) 441-7450 or by visiting the Fund’s website at www.blackrock.com/cash.

Investment Manager

BlackRock Liquid Federal Trust Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Purchase and Sale of Fund Shares

Stern Brothers Shares are only available for purchase by clients of Stern Brothers & Co. and its affiliates.

To open an account with the Fund, contact Stern Brothers & Co. by telephone (646-969-7882) or by e-mail at Funds@sternbrothers.com.

You may purchase or sell shares without paying a sales charge. You may generally purchase or redeem shares of the Fund each day on which the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. To purchase or sell shares of the Fund, purchase orders and redemption orders must be transmitted to the Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Fund agrees to in its sole discretion. The initial and subsequent investment minimums generally are as follows, although the Fund’s officers may reduce or waive the minimums in some cases:

Stern Brothers Shares
Minimum Initial Investment	$3 million for institutions.
Minimum Additional Investment	No subsequent minimum.

Tax Information

Dividends and distributions paid by BlackRock Liquid Federal Trust Fund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax when you withdraw or receive distributions from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of BlackRock Liquid Federal Trust Fund through a broker-dealer or other Financial Intermediary, such as Stern Brothers & Co., the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

7 - BlackRock Liquid Federal Trust Fund

Fund Overview

Key Facts About FedFund

Investment Objective

The investment objective of FedFund (the “Fund”), a series of BlackRock Liquidity Funds (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Stern Brothers Shares of FedFund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock Advisors, LLC (“BlackRock”) and its affiliates) (each, a “Financial Intermediary”), which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Stern Brothers Shares

Management Fee	[ ]%

Distribution (12b-1) Fees	[ ]

Miscellaneous/Other Expenses[1]	[ ]%

Total Annual Fund Operating Expenses	[ ]%
Fee Waivers and/or Expense Reimbursements[2]	[ ]%

Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	[ ]%

[1]	Miscellaneous/Other Expenses are based on estimated amounts.

[2]

As described in the “Management of the Fund” section of the Fund’s prospectus beginning on page 24, BlackRock, the Fund’s investment manager, has contractually agreed to waive fees and/or reimburse ordinary operating expenses in order to keep combined Management Fees and Miscellaneous/Other Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) from exceeding 0.17% of average daily net assets through June 30, 2024. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Stern Brothers Shares	$[ ]	$[ ]	$[ ]	$[ ]

Principal Investment Strategies of the Fund

FedFund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such

8 - FedFund

obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in securities maturing in 397 days or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The following is a summary description of principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

◾

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

◾	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

◾

Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

◾

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Because the Fund invests in short-term instruments these events have caused some instruments to have declining yields, which may impair the results of the Fund if these conditions persisted. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

9 - FedFund

◾

Repurchase Agreements Risk — If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

◾

Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

◾

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

◾

U.S. Government Obligations Risk — Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

◾

Variable and Floating Rate Instrument Risk — Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. These securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

◾

When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

10 - FedFund

Performance Information

Stern Brothers Shares of FedFund do not have a full calendar year of performance history as of the date of this prospectus. As a result, the chart, the table and the seven-day yield shown below give you a picture of the performance for Institutional Shares of the Fund, which are not offered in this prospectus. The performance of the Fund’s Stern Brothers Shares would be substantially similar to Institutional Shares because Stern Brothers Shares and Institutional Shares are invested in the same portfolio of securities and performance would only differ to the extent that Stern Brothers Shares and Institutional Shares have different expenses. The actual returns of Stern Brothers Shares would have been approximately the same as those of Institutional Shares because Stern Brothers Shares have the same expenses as Institutional Shares.

The information shows you how FedFund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The table includes all applicable fees. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the 1940 Act. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/cash or can be obtained by phone at (800) 441-7450.

FedFund

Institutional Shares

ANNUAL TOTAL RETURNS

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 0.57% (quarter ended June 30, 2019) and the lowest return for a quarter was 0.00% (quarter ended September 30, 2015).

11 - FedFund

For the periods ended 12/31/21

Average Annual Total Returns

	1 Year	5 Years	10 Years

FedFund—Institutional Shares	0.03%	1.00%	0.53%

	7-Day Yield As of December 31, 2021

FedFund—Institutional Shares	0.03%

Current Yield: You may obtain the Fund’s current 7-day yield by calling (800) 441-7450 or by visiting the Fund’s website at www.blackrock.com/cash.

Investment Manager

FedFund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

Purchase and Sale of Fund Shares

Stern Brothers Shares are only available for purchase by clients of Stern Brothers & Co. and its affiliates.

To open an account with the Fund, contact the Stern Brothers & Co. by telephone (646-969-7882) or by e-mail at Funds@sternbrothers.com.

You may purchase or sell shares without paying a sales charge. You may generally purchase or redeem shares of FedFund each day on which the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business. To purchase or sell shares of the Fund, purchase orders and redemption orders must be transmitted to the Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Fund agrees to in its sole discretion. The initial and subsequent investment minimums generally are as follows, although the Fund’s officers may reduce or waive the minimums in some cases:

Stern Brothers Shares
Minimum Initial Investment	$3 million for institutions.
Minimum Additional Investment	No subsequent minimum.

Tax Information

Dividends and distributions paid by FedFund may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax when you withdraw or receive distributions from such tax-deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of FedFund through a broker-dealer or other Financial Intermediary, such as Stern Brothers & Co., the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your individual financial professional to recommend the Fund over another investment.

Ask your individual financial professional or visit your Financial Intermediary’s website for more information.

12 - FedFund

Details About the Funds

Included in this prospectus are sections that tell you about your shareholder rights, buying and selling shares, management information, and shareholder features of BlackRock Liquid Federal Trust Fund and FedFund, each a government money market fund under Rule 2a-7 (the “Funds”). Each Fund is a series of BlackRock Liquidity Funds (the “Trust”).

How Each Fund Invests

◾

Each Fund will maintain a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. For a discussion of dollar-weighted average maturity and dollar-weighted average life, please see the Glossary on page 30.

◾

Pursuant to Rule 2a-7, each Fund is subject to a “general liquidity requirement” that requires that each Fund hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the Investment Company Act of 1940, as amended (the “1940 Act”) regarding share redemptions and any commitments the Fund has made to shareholders. To comply with this general liquidity requirement, BlackRock Advisors, LLC (“BlackRock”) must consider factors that could affect the Fund’s liquidity needs, including characteristics of the Fund’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly shareholder redemptions), this may require a Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

◾

No Fund will acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities.

◾

No Fund will acquire any security other than a daily liquid asset unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets, and no Fund will acquire any security other than a weekly liquid asset unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets. For a discussion of daily liquid assets and weekly liquid assets, please see the Glossary on page 30.

◾	Each Fund seeks to maintain a net asset value (“NAV”) of $1.00 per share.

The Trust’s Board of Trustees (the “Board”) has chosen not to subject the Funds to liquidity fees or redemption gates due to declines in a Fund’s weekly liquid assets. If the Board changes this policy with respect to liquidity fees or redemption gates, such change would become effective only after shareholders are provided with advance notice of the change.

Investment Objectives

Each Fund seeks current income as is consistent with liquidity and stability of principal. The investment objective of each Fund may be changed by the Board without shareholder approval.

Investment Process

Each Fund invests in securities maturing within 397 days or less from the date of purchase, with certain exceptions. For example, certain government securities held by a Fund may have remaining maturities exceeding 397 days if such securities provide for adjustments in their interest rates not less frequently than every 397 days.

The securities purchased by a Fund are also subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act, and other rules of the Securities and Exchange Commission (the “SEC”). Each Fund will purchase securities (or issuers of such securities) that are Eligible Securities that present minimal credit risk as determined by BlackRock pursuant to guidelines approved by the Board. For a discussion of Eligible Securities, please see the Glossary.

Principal Investment Strategies

Each Fund’s principal investment strategies are described under the heading “Principal Investment Strategies of the Fund” in each Fund’s “Key Facts” section included in “Fund Overview.”

Principal Investments

The section below describes the particular types of securities in which a Fund principally invests. Each Fund may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies are described in the Statement of Additional Information (the “SAI”). The SAI also describes the Funds’ policies and procedures concerning the disclosure of portfolio holdings.

Repurchase Agreements. FedFund. The Fund may enter into repurchase agreements. Repurchase agreements are similar in certain respects to collateralized loans, but are structured as a purchase of securities by FedFund, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation. Collateral for FedFund’s repurchase agreements may include cash and obligations issued by the U.S. Government or its agencies or instrumentalities.

FedFund may transfer uninvested cash balances into a single joint account at FedFund’s custodian bank, the daily aggregate balance of which will be invested in one or more repurchase agreements.

U.S. Government Obligations. All Funds. Each Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.

U.S. Treasury Obligations. All Funds. Each Fund may invest in direct obligations of the U.S. Treasury. Each Fund may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Variable and Floating Rate Instruments. All Funds. Each Fund may purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

When-Issued, Delayed Delivery and Forward Commitment Transactions. All Funds. Each Fund may transact in securities on a when-issued, delayed delivery or forward commitment basis. Each Fund expects that commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis will not exceed 25% of the value of its total assets absent unusual market conditions. No Fund intends to purchase securities on a when-issued, delayed delivery or forward commitment basis for speculative purposes but only in furtherance of its investment objective. No Fund receives income from securities purchased on a when-issued, delayed delivery or forward commitment basis prior to delivery of such securities.

Other Investments

In addition to the principal investments described above, each Fund (except as noted below) may also invest or engage in the following investments/strategies:

Borrowing. All Funds. During periods of unusual market conditions, each Fund is authorized to borrow money from banks or other lenders on a temporary basis to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. The Funds will borrow money when BlackRock believes that the return from securities purchased with borrowed funds will be greater than the cost of the borrowing. Such borrowings may be secured or unsecured. No Fund will purchase portfolio securities while borrowings in excess of 5% of such Fund’s total assets are outstanding.

Illiquid Investments. All Funds. No Fund will invest more than 5% of the value of its respective total assets in illiquid securities that it cannot sell in the ordinary course within seven days at approximately current value.

Investment Company Securities. All Funds. Each Fund may invest in securities issued by other open-end or closed-end investment companies, including affiliated investment companies, as permitted by the 1940 Act. A pro rata portion of the other investment companies’ expenses may be borne by the Fund’s shareholders. These investments may include, as consistent with a Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities.

Reverse Repurchase Agreements. FedFund. The Fund may enter into reverse repurchase agreements. The Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements. Investments in reverse repurchase agreements and securities lending transactions (described below) will be aggregated for purposes of this investment limitation.

Securities Lending. FedFund. The Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Investments in reverse repurchase agreements (described above) and securities lending transactions will be aggregated for purposes of this investment limitation.

Investment Risks

Risk is inherent in all investing. You could lose money by investing in a Fund. Although each Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds’ sponsor has no legal obligation to provide financial support to a Fund, and you should not expect that the sponsor will provide financial support to a Fund at any time.

The following is a description of certain risks of investing in the Funds. The order of the below risk factors does not indicate the significance of any particular risk factor.

Principal Risks of Investing in the Funds

Credit Risk. All Funds. Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Income Risk. All Funds. The Fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk. All Funds. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from the Fund’s ability to achieve its investment objective.

Market Risk and Selection Risk. All Funds. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Because the Fund invests in short-term instruments these events have caused some instruments to have declining yields, which may impair the results of the Fund if these conditions persisted. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

Repurchase Agreements Risk. FedFund. If the other party to a repurchase agreement defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, the Fund may lose money.

Stable Net Asset Value Risk. All Funds. The Fund may not be able to maintain a stable NAV of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.

Trading Risk. BlackRock Liquid Federal Trust Fund. In selling securities prior to maturity, the Fund may realize a price higher or lower than that paid to acquire such securities, depending upon whether interest rates have decreased or increased since their acquisition. In addition, shareholders in a state that imposes an income or franchise tax should determine through consultation with their own tax advisors whether the Fund’s interest income, when distributed by the Fund, will be considered by the state to have retained exempt status, and whether the Fund’s capital gain and other income, if any, when distributed, will be subject to the state’s income or franchise tax.

Treasury Obligations Risk. All Funds. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

U.S. Government Obligations Risk. All Funds. Not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Instrument Risk. All Funds. Variable and floating rate securities provide for periodic adjustment in the interest rate paid on the securities. Certain of these securities may be subject to greater illiquidity risk than other fixed income securities, meaning the absence of an active market for these securities could make it difficult for the Fund to dispose of them at any given time.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk. All Funds. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Other Risks of Investing in the Funds

Each Fund (except as noted below) may also be subject to certain other non-principal risks associated with its investments and investment strategies, including:

Borrowing Risk. All Funds. Borrowing may exaggerate changes in the NAV of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.

Cyber Security Risk. All Funds. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Expense Risk. All Funds. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Illiquid Investments Risk. All Funds. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. The Fund may be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Investment in Other Investment Companies Risk. All Funds. As with other investments, investments in other investment companies, including exchange-traded funds, are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by BlackRock through waivers). To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Reverse Repurchase Agreements Risk. FedFund. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Securities Lending Risk. FedFund. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

Account Information

Valuation of Fund Investments and Price of Fund Shares

The price you pay when you purchase or redeem a Fund’s shares is the NAV next determined after confirmation of your order. The Funds calculates the NAV as follows:

NAV =	(Value of Assets of a Share Class) – (Liabilities of the Share Class)
Number of Outstanding Shares of the Share Class

Each Fund’s NAV per share is calculated by JPMorgan Chase Bank, N.A. (“JPM”) on each day on which the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia are open for business (a “Business Day”). Generally, trading in U.S. Government securities, short-term debt securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The value of each security used in computing the NAV of a Fund’s shares is determined as of such times.

In computing the NAV, each Fund use the amortized cost method of valuation as described in the SAI under “Additional Purchase and Redemption Information.”

The NAV of BlackRock Liquid Federal Trust Fund is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).

The NAV of FedFund normally is determined on each Business Day as of 6:00 p.m. (Eastern time).

The Funds reserve the right to advance the time for accepting purchase or redemption orders on any day when the NYSE, bond markets (as recommended by The Securities Industry and Financial Markets Association (“SIFMA”)) or the Federal Reserve Bank of Philadelphia closes early1, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC. See “Purchase of Shares” and “Redemption of Shares” for further information. In addition, the Board may, for any Business Day, decide to change the time as of which a Fund’s NAV is calculated in response to new developments such as altered trading hours, or as otherwise permitted by the SEC.

In the event the NYSE does not open for business because of an emergency or other unanticipated event, the Funds may, but are not required to, open for purchase or redemption transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during an emergency or an unanticipated NYSE closing, please call (800) 441-7450.

Purchase of Shares

Stern Brothers Shares are available only to clients of Stern Brothers & Co. and its affiliates. If you are no longer a client of Stern Brothers & Co., you are not eligible to hold Stern Brothers Shares and any Stern Brothers Shares you hold will be converted to Institutional Shares of the Fund, which are not offered in this prospectus.

To open an account with a Fund, contact Stern Brothers & Co. by telephone (646-969-7882) or by e-mail at Funds@sternbrothers.com.

After an account is established, purchase orders for shares are accepted only on Business Days and must be transmitted to the Fund’s office in Wilmington, Delaware by telephone (800-441-7450; in Delaware 302-797-2350), through the Fund’s internet-based order entry program, or by such other electronic means as the Fund agrees to in its sole discretion with you or your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock and its affiliates) (each, a “Financial Intermediary”).

[1]

SIFMA currently recommends an early close for the bond markets on the following dates: April 14, May 27, July 1, November 25, December 23 and December 30, 2022. The NYSE will close early on November 25, 2022.

Your purchase order must be received in proper form by the Funds or BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Funds’ transfer agent, prior to the deadlines noted below to receive that NAV. However, a Fund may also honor a purchase order if the Fund can verify that the purchase order was submitted to a Financial Intermediary that is an authorized agent of the Fund before the applicable deadline.

Your Financial Intermediary may charge you a fee and may offer additional account services than those described in this prospectus. Additionally, your Financial Intermediary may have procedures for placing orders for Stern Brothers Shares that differ from those of the Funds, such as different investment minimums or earlier trading deadlines. Please contact your Financial Intermediary directly for more information and details.

In order to invest, a completed account application form must be submitted to, and processed by, your Financial Intermediary or the Funds’ transfer agent and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Payment for Stern Brothers Shares of a Fund may be made only in federal funds or other immediately available funds. You may be charged for any costs incurred by a Fund or its service providers, including any costs incurred to recompute a Fund’s NAV, in connection with a purchase order that has been placed but for which the Fund has not received full payment by the close of the federal funds wire (normally 6:45 p.m. Eastern time) on the day the purchase order was placed. This payment deadline may be extended by one Business Day where a purchase order is processed through certain electronic platforms where same-day cash settlement is impracticable. The Funds will notify a shareholder or Financial Intermediary if its purchase order or payment was not received by an applicable deadline.

Each Fund reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Each Fund will open for business and begin accepting purchase orders at 7:30 a.m. (Eastern time) on any Business Day. The chart below outlines the deadlines for receipt of purchase orders for the Funds’ Stern Brothers Shares.

Fund	Deadline (Eastern time)

BlackRock Liquid Federal Trust Fund[1]	2:30 p.m.

FedFund[2]	5:00 p.m.

[1]

Purchase orders for Shares of BlackRock Liquid Federal Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

[2]

Purchase orders for Shares of FedFund placed after 4:30 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. The Fund also reserves the right to limit the amount of such orders or to reject an order for any reason.

Orders received after the applicable deadline for any Fund on any Business Day (or, if the Fund closes early, at such closing time) will generally be executed on the next Business Day.

Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, a Fund may advance the time on that day by which a purchase order must be placed so that it will be effected and begin to earn dividends that day. Typically, the deadline for purchases of BlackRock Liquid Federal Trust Fund is advanced to 2:00 p.m. on days before and sometimes after holiday closings.

Contact the Funds’ office at (800) 441-7450 for specific information.

The minimum initial investment by an institution for Stern Brothers Shares is $3 million. There is no minimum subsequent investment. The Funds’ officers, at their discretion, may reduce the minimum initial investment for Stern Brothers Shares for specific institutions whose aggregate relationship with the Fund is substantially equivalent to this $3 million minimum and warrants this reduction.

Stern Brothers Shares of the Funds are sold without a sales charge. Financial Intermediaries purchasing or holding Stern Brothers Shares of the Funds for their customer accounts may charge customers fees for cash management and other services provided in connection with their accounts. A customer should, therefore, consider the terms of its account with a

Financial Intermediary before purchasing Stern Brothers Shares of the Funds. A Financial Intermediary purchasing Stern Brothers Shares of a Fund on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements.

Certain accounts may be eligible for an automatic investment or redemption privilege, commonly called a “sweep,” under which amounts necessary to decrease or increase the account balance to a predetermined dollar amount at the end of each day are invested in or redeemed from the Fund as of the end of the day. Each investor desiring to use this privilege should consult its bank for details.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Consequently, the Funds generally do not accept investments from non-U.S. residents.

Redemption of Shares

Redemption orders must be transmitted to the Funds’ office in Wilmington, Delaware in the manner described under “Purchase of Shares.”

Each Fund will open for business and begin accepting redemption orders at 7:30 a.m. (Eastern time) on any Business Day. The deadline for receipt of redemption orders for the Fund’s Stern Brothers Shares is outlined in the chart below.

If redemption orders are received by BNY Mellon on a Business Day by the established deadlines, payment for redeemed Fund shares will typically be wired in federal funds on that same day.

Orders received after the applicable deadline for the Fund on any Business Day (or, if the Fund closes early, at such closing time) will generally be executed on the next Business Day.

If you purchased shares through a Financial Intermediary, that entity may have its own earlier deadlines for the receipt of the redemption order.

Where a redemption order is processed through certain electronic platforms where same-day cash settlement is impracticable, payment for redeemed shares will generally be delayed by one Business Day.

A Fund may suspend the right of redemption or postpone the date of payment under the conditions described under “Additional Purchase and Redemption Information” below.

Fund	Deadline (Eastern time)

BlackRock Liquid Federal Trust Fund[1]	2:30 p.m.

FedFund[2]	5:00 p.m.

[1]

Redemption orders for Shares of BlackRock Liquid Federal Trust Fund placed after 2:25 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

[2]

Redemption orders for Shares of FedFund placed after 4:30 p.m. Eastern time will not be transmitted by the Fund’s internet-based order entry program. Account holders may transmit their trades during the next time window when internet-based trading resumes. Shareholders placing orders through a Financial Intermediary are responsible for making certain that their Financial Intermediary communicates the order to the Fund’s office no later than the stated deadline. The Fund reserves the right to limit the amount of such orders that will be paid on the same day.

Notwithstanding the foregoing, on any day that the principal bond markets close early (as recommended by SIFMA) or the Federal Reserve Bank of Philadelphia or the NYSE closes early, a Fund may advance the time on that day by which a redemption order must be placed so that it will be effected that day.

Typically, the deadline for redemption of BlackRock Liquid Federal Trust Fund is advanced to 2:00 p.m. on days before and sometimes after holiday closings. Contact the Funds’ office at (800) 441-7450 for specific information.

The Funds shall have the right to redeem shares in any Stern Brothers Shares account if the value of the account is less than $100,000, after 60 days’ prior written notice to the shareholder. If during the 60-day period the shareholder increases the value of its Stern Brothers Shares account to $100,000 or more, no such redemption shall take place. If a shareholder’s Stern Brothers Shares account falls below an average of $100,000 in any particular calendar month, the account may be charged a service fee with respect to that month. Any such redemption shall be effected at the NAV next determined after the redemption order is entered.

In addition, a Fund may redeem Stern Brothers Shares involuntarily under certain special circumstances described in the SAI under “Additional Purchase and Redemption Information.” A Financial Intermediary redeeming shares of a Fund on behalf of its customers is responsible for transmitting orders to such Fund in accordance with its customer agreements.

Under normal and stressed market conditions, each Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Additional Purchase and Redemption Information

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in this prospectus, the Fund will redeem the requested shares and make a payment to you in satisfaction thereof no later than the Business Day following the redemption request.

A Fund may postpone and/or suspend redemption and payment beyond one Business Day only as follows:

a.	For any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks;

b.	For any period (1) during which the NYSE is closed other than customary week-end and holiday closings or (2) during which trading on the NYSE is restricted;

c.

For any period during which an emergency exists as a result of which (1) disposal of securities owned by the Fund is not reasonably practicable or (2) it is not reasonably practicable for the Fund to fairly determine the NAV of shares of the Fund;

d.	For any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists;

e.	For any period that the SEC may by order permit for your protection; or

f.

For any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws (as discussed below).

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) a Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. A Fund, prior to suspending redemptions, will notify the SEC of its decision to liquidate and suspend redemptions. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board has not adopted a market timing policy for each Fund because the Funds seek to maintain a stable NAV of $1.00 per share and generally the Funds’ shares are used by investors for short-term investment or cash management purposes. There can be no assurances, however, that a Fund may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, a shareholder’s shares in the Fund may be transferred to that state.

Distribution and Shareholder Servicing Payments

Other Payments by BlackRock

From time to time, BlackRock, the Fund’s distributor or their affiliates may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency, sub-accounting and shareholder services at its or their own expense and out of its or their profits. BlackRock, the Fund’s distributor and their affiliates may also compensate affiliated and unaffiliated Financial Intermediaries, such as Stern Brothers & Co., for the sale and distribution of shares of the Funds. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary or may be calculated on another basis. The aggregate amount of these payments by BlackRock, the Fund’s distributor and their affiliates may be substantial and, in some circumstances, may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Funds to you.

Please contact your Financial Intermediary for details about payments it may receive from the Funds or from BlackRock, the Funds’ distributor or their affiliates. For more information, see the SAI.

Dividends and Distributions

Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Unless they are reinvested, dividends are paid monthly generally by wire transfer within five Business Days after the end of the month or within five Business Days after a redemption of all of a shareholder’s shares of a particular class.

Shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared. Reinvested dividends receive the same tax treatment as dividends paid in cash. Reinvested dividends are available for redemption on the following Business Day. Reinvestment elections, and any revocations thereof, must be made in writing to the Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809 and will become effective after its receipt by the Fund with respect to dividends paid.

Federal Taxes

Distributions paid by the Funds will generally be taxable to shareholders. Each Fund expects that all, or virtually all, of its distributions will consist of ordinary income that is not eligible for the reduced rates applicable to qualified dividend income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an individual retirement account (“IRA”) (or other tax-qualified plan) will not be currently taxable.

Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to federal income taxes and will generally be subject to state and local income taxes. If you redeem shares of a Fund, you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax.

Each Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable ordinary income or capital gain dividends paid to any non-corporate shareholder who (1) has failed to provide a correct tax identification number, (2) is subject to back-up withholding by the IRS for failure to properly include on his or her return payments of taxable interest or dividends, or (3) has failed to certify to the Fund that he or she is not subject to back-up withholding or that he or she is an “exempt recipient.” Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability provided the required information is timely provided to the IRS.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates. Net investment income does not include exempt-interest dividends received from a Fund.

The discussion above relates solely to U.S. federal income tax law as it applies to U.S. persons. Nonresident aliens, foreign corporations and other foreign investors in the Fund whose investment is not connected to a U.S. trade or business of the investor will generally be exempt from U.S. federal income tax on Fund distributions identified by the Fund as attributable to U.S.-source interest income and capital gains of a Fund. Tax may apply to such distributions, however, if the recipient’s investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on certain U.S. government securities and interest on securities of that state or localities within that state.

* * *

The Funds are generally required to report to each shareholder and to the IRS the amount of Fund distributions to that shareholder, including both taxable and exempt-interest dividends. This is not required, however, for distributions paid to certain types of shareholders that are “exempt recipients,” including foreign and domestic corporations, IRAs, tax-exempt organizations, and the U.S. federal and state governments and their agencies and instrumentalities. As a result, some shareholders may not receive Forms 1099-DIV or 1099-INT with respect to all distributions received from a Fund. BNY Mellon, as transfer agent, will send each Fund’s shareholders, or their authorized representatives, an annual statement reporting the amount, if any, of dividends and distributions made during each year and their federal tax treatment.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. More information about taxes is included in the SAI.

Management of the Funds

BlackRock

BlackRock, each Fund’s investment manager, manages the Fund’s investments and its business operations subject to the oversight of the Board. While BlackRock is ultimately responsible for the management of the Funds, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly-owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock and its affiliates had approximately $[    ] trillion in investment company and other portfolio assets under management as of [    ], 2022.

The Trust has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock provides certain investment advisory, administrative and accounting services to the Funds.

The management fee for each Fund is equal to Calculation A plus Calculation B as follows:

BlackRock Liquid Federal Trust Fund and FedFund

Calculation A	Calculation B
.175% of the first $1 billion*	.175% of the first $1 billion**
.150% of the next $1 billion*	.150% of the next $1 billion**
.125% of the next $1 billion*	.125% of the next $1 billion**
.100% of the next $1 billion*	.100% of amounts in excess of $3 billion.**
.095% of the next $1 billion*
.090% of the next $1 billion*
.085% of the next $1 billion*
.080% of amounts in excess of $7 billion.*

*	Based on the combined average net assets of BlackRock Liquid Federal Trust Fund and FedFund, and two other portfolios of the Trust not offered by this prospectus (T-Fund and Treasury Trust Fund).
**	Based on the average net assets of the Fund whose management fee is being calculated.

Under the Management Agreement, BlackRock is authorized to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. BlackRock has engaged JPM to provide certain administrative services with respect to the Trust. Any fees payable to JPM do not affect the fees payable by the Funds to BlackRock.

BlackRock has agreed to cap each Fund’s combined management fees plus miscellaneous/other expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class of the Funds at the levels shown below and in a Fund’s fees and expenses table in the “Fund Overview” section of this prospectus. Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for Stern Brothers Shares if these expenses exceed a certain limit as indicated in the table below.

Fund	Contractual Cap[1] on Combined Management Fees and Miscellaneous/Other Expenses[2] (excluding certain Fund expenses)

BlackRock Liquid Federal Trust Fund	0.17%

FedFund	0.17%

[1]

The contractual caps are in effect through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[2]	As a percentage of average daily net assets.

BlackRock and BlackRock Investments, LLC, the Funds’ distributor, have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Funds to maintain minimum levels of daily net investment income. BlackRock and BlackRock Investments, LLC may discontinue this waiver and/or reimbursement at any time without notice.

For the fiscal year ended October 31, 2021, the aggregate management fee rates, net of any applicable waivers, paid by the Funds to BlackRock, as a percentage of each Fund’s average daily net assets, were as follows:

Fund	Management Fee Rates (Net of Applicable Waivers)

BlackRock Liquid Federal Trust Fund	0.07%

FedFund	0.07%

The services provided by BlackRock are described further in the SAI under “Management of the Funds.”

A discussion regarding the basis for the Board’s approval of the Management Agreement is available in the Trust’s annual report to shareholders for the fiscal year ended October 31, 2021.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

BlackRock, BlackRock Investments, LLC, the Fund’s distributor, and/or their affiliates may make payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds.

BlackRock or its affiliates will use at least 5% of BlackRock’s net revenue from its management fee from BlackRock Liquid Federal Trust Fund to further educational initiatives. BlackRock will make a contribution to an educational initiative at least annually, with BlackRock maintaining the option to increase, decrease or terminate this contribution in its sole discretion at any time.

Additionally, BlackRock may at its discretion enter into a license or other agreement (an “Agreement”) with one or more educational organizations from time to time. Pursuant to the relevant Agreement, the organization would grant BlackRock a license permitting BlackRock to use the organization’s name and logo. No organization will provide any investment advisory services to BlackRock or BlackRock Liquid Federal Trust Fund or participate in, or have any influence on, the day-to-day operations of, BlackRock Liquid Federal Trust Fund.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Funds and its shareholders.

BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that may follow investment programs similar to that of the Funds. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Funds. BlackRock or one or more Affiliates act or may act as an investor, research provider, investment manager, commodity pool operator, commodity trading advisor, financier, underwriter, adviser, trader, lender, index provider, agent and/or principal, and have other direct and indirect interests in securities, currencies, commodities, derivatives and other instruments in which the Funds may directly or indirectly invest. The Funds may invest in securities of, or engage in other transactions with, companies with which an Affiliate has significant debt or equity investments or other interests. The Funds may also invest in issuances (such as structured notes) by entities for which an Affiliate provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. The

Funds also may invest in securities of, or engage in other transactions with, companies for which an Affiliate provides or may in the future provide research coverage. An Affiliate may have business relationships with, and purchase, or distribute or sell services or products from or to, distributors, consultants or others who recommend the Funds or who engage in transactions with or for the Funds, and may receive compensation for such services. BlackRock or one or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Funds and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Funds. This may include transactions in securities issued by other open-end and closed-end investment companies (which may include investment companies that are affiliated with the Funds and BlackRock, to the extent permitted under the 1940 Act). The trading activities of BlackRock and these Affiliates are carried out without reference to positions held directly or indirectly by the Funds and may result in BlackRock or an Affiliate having positions in certain securities that are senior or junior to, or have interests different from or adverse to, the securities that are owned by the Funds.

Neither BlackRock nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Funds. As a result, an Affiliate may compete with the Funds for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by BlackRock or an Affiliate, and it is possible that a Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

In addition, the Funds may, from time to time, enter into transactions in which BlackRock or an Affiliate or their directors, officers or employees or other clients have an adverse interest. Furthermore, transactions undertaken by clients advised or managed by BlackRock or its Affiliates may adversely impact the Funds. Transactions by one or more clients or BlackRock or its Affiliates or their directors, officers or employees, may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. The Funds’ activities may be limited because of regulatory restrictions applicable to BlackRock or one or more Affiliates and/or their internal policies designed to comply with such restrictions.

Under a securities lending program approved by the Board, the Trust, on behalf of each Fund, has retained BlackRock Investment Management, LLC, an Affiliate of BlackRock, to serve as the securities lending agent for the Funds to the extent that the Funds participate in the securities lending program. For these services, the securities lending agent will receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend its portfolio securities under the securities lending program.

The activities of BlackRock and its Affiliates and their respective directors, officers or employees, may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Master/Feeder Structure

None of the Funds are currently organized in a master feeder structure but may in the future determine to convert to or reorganize as a feeder fund. A fund that invests all of its assets in a corresponding “master” fund may be known as a feeder fund. Investors in a feeder fund will acquire an indirect interest in the corresponding master fund. A master fund may accept investments from multiple feeder funds, and all the feeder funds of a given master fund bear the master fund’s expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a master fund from different feeders may offset each other and produce a lower net cash flow. However, each feeder fund can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the same master fund on more attractive terms, or could experience better performance, than another feeder fund. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same master fund. Whenever a master fund holds a vote of its feeder funds, a fund that is a feeder fund investing in that master fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a smaller feeder fund over the operations of its master fund.

Financial Highlights

Financial Performance of the Funds

The Financial Highlights table is intended to help you understand the financial performance of the Stern Brothers Shares of each Fund for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the indicated Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited (except for the period ended April 30, 2022, which is unaudited) by [                ], whose report, along with each Fund’s financial statements, is included in the Trust’s Annual Report, which is available upon request. Each Fund’s unaudited financial statements for the period ended April 30, 2022 are included in the Trust’s Semi-Annual Report, which is available upon request.

BlackRock Liquid Federal Trust Fund

There were no Stern Brothers Shares of the Fund outstanding as of April 30, 2022; as a result, the table below sets forth selected financial data for an Institutional Share of the Fund outstanding throughout each period presented.

	Institutional
(For a share outstanding throughout each period)	Six Months Ended 04/30/22 (Unaudited)			Year Ended October 31,
				2021		2020	2019		2018	2017
Net asset value, beginning of year	$	[	]	$1.00		$1.00	$1.00		$1.00	$1.00

Net investment income		[	]	0.0000	(a)	0.0051	0.0214		0.0151	0.0059
Net realized gain (loss)		[	]	0.0001		0.0014	0.0000	(a)	(0.0001)	0.0001

Net increase from investment operations		[	]	0.0001		0.0065	0.0214		0.0150	0.0060

Distributions(b)
From net investment income		[	]	(0.0000	)(c)	(0.0064)	(0.0214)		(0.0150)	(0.0060)
From net realized gain		[	]	(0.0001)		(0.0001)	(0.0000	)(c)	—	(0.0000	)(c)

Total distributions		[	]	(0.0001)		(0.0065)	(0.0214)		(0.0150)	(0.0060)

Net asset value, end of year	$	[	]	$1.00		$1.00	$1.00		$1.00	$1.00

Total Return(d)
Based on net asset value		[	]%	0.02%		0.65%	2.16%		1.51%	0.61%

Ratios to Average Net Assets
Total expenses		[	]%	0.23%		0.23%	0.25%		0.24%	0.24%

Total expenses after fees waived and/or reimbursed		[	]%	0.09%		0.17%	0.17%		0.17%	0.17%

Net investment income		[	]%	0.00	%(e)	0.51%	2.14%		1.51%	0.59%

Supplemental Data
Net assets, end of year (000)	$	[	]	$4,912,973		$4,488,126	$3,442,530		$2,996,754	$2,756,560

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Amount is less than 0.005%.

FedFund

There were no Stern Brothers Shares of the Fund outstanding as of April 30, 2022; as a result, the table below sets forth selected financial data for an Institutional Share of the Fund outstanding throughout each period presented.

	Institutional
(For a share outstanding throughout each period)	Six Months Ended 04/30/22 (Unaudited)			Year Ended October 31,
				2021	2020	2019	2018	2017
Net asset value, beginning of year	$	[	]	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income		[	]	0.0002	0.0054	0.0217	0.0152	0.0065
Net realized gain		[	]	0.0001	0.0010	0.0001	0.0001	0.0001

Net increase from investment operations		[	]	0.0003	0.0064	0.0218	0.0153	0.0066

Distributions(a)
From net investment income		[	]	(0.0002)	(0.0063)	(0.0218)	(0.0153)	(0.0066)
From net realized gain		[	]	(0.0001)	(0.0001)	—	—	—

Total distributions		[	]	(0.0003)	(0.0064)	(0.0218)	(0.0153)	(0.0066)

Net asset value, end of year	$	[	]	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)
Based on net asset value		[	]%	0.03%	0.64%	2.20%	1.54%	0.66%

Ratios to Average Net Assets
Total expenses		[	]%	0.19%	0.19%	0.19%	0.19%	0.19%

Total expenses after fees waived and/or reimbursed		[	]%	0.08%	0.17%	0.17%	0.17%	0.15%

Net investment income		[	]%	0.02%	0.54%	2.17%	1.52%	0.65%

Supplemental Data
Net assets, end of year (000)	$	[	]	$127,458,227	$141,084,816	$93,106,503	$74,278,100	$78,004,801

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	Where applicable, assumes the reinvestment of distributions.

General Information

Certain Fund Policies

Anti-Money Laundering Requirements

The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund is required to obtain sufficient information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of Financial Intermediaries. Such information may be verified using third-party sources. This information will be used only for compliance with the requirements of the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or economic sanctions.

The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow a Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary

Glossary of Investment Terms

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Funds, please see the SAI.

Annual Fund Operating Expenses — expenses that cover the costs of operating a Fund.

Daily Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within one business day; and (iv) amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Distribution Fees — fees used to support a Fund’s marketing and distribution efforts, such as compensating financial professionals and other Financial Intermediaries, advertising and promotion.

Dollar-Weighted Average Life — the dollar-weighted average maturity of a Fund’s portfolio calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average.

Dollar-Weighted Average Maturity — the average maturity of a Fund is the average amount of time until the organizations that issued the debt securities in the Fund’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in the Fund, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Fund may treat a variable or floating rate security as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity.

Eligible Securities — Applicable Eligible Securities include:

◾	securities with a remaining maturity of 397 calendar days or less (with certain exceptions) that BlackRock determines present minimal credit risks to the fund after considering certain factors;

◾	securities issued by other registered investment companies that are money market funds; or

◾	securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities.

Management Fee — a fee paid to BlackRock for managing a Fund.

Other Expenses — include accounting, transfer agency, custody, professional and registration fees.

Shareholder Servicing Fees — fees used to compensate securities dealers and other Financial Intermediaries for certain shareholder servicing activities.

Weekly Liquid Assets — include (i) cash; (ii) direct obligations of the U.S. Government; (iii) U.S. Government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by the U.S. Congress, that are issued at a discount to the principal amount to be repaid at maturity without provision for the payment of interest and have a remaining maturity of 60 days or less; (iv) securities that will mature, as determined without reference to the maturity shortening provisions of Rule 2a-7 regarding interest rate readjustments, or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities.

For More Information

Funds and Service Providers

FUNDS

BlackRock Liquidity Funds

BlackRock Liquid Federal Trust Fund

FedFund

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 441-7450

MANAGER AND ADMINISTRATOR

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[    ]

[    ]

[    ]

ACCOUNTING SERVICES PROVIDER

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, NY 10179

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIANS

JPMorgan Chase Bank, N.A.

383 Madison Avenue, Floor 11

New York, NY 10179

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

COUNSEL

Sidley Austin LLP

787 Seventh Avenue

New York, New York 10019-6018

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How to Contact BlackRock Liquidity Funds

By phone at (800) 441-7450 or visit our website at www.blackrock.com/cash.

Stern Brothers Shares	Fund Code
BlackRock Liquid Federal Trust Fund	[ ]
FedFund	[ ]

Written correspondence may be sent to:

BlackRock Liquidity Funds

100 Bellevue Parkway

Wilmington, Delaware 19809

Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ investment policies, organization and management. The SAI, as amended and/or supplemented from time to time, is incorporated by reference into this prospectus. The Annual and Semi-Annual Reports provide additional information about the Funds’ investments, performance and portfolio holdings.

Investors can get free copies of the above named documents, and make shareholder inquiries, by calling (800) 441-7450. The above named documents and other information are available on the Funds’ website at www.blackrock.com/prospectus/cash.

Information about the Funds (including the SAI) is available on the EDGAR Database on the SEC’s website at http://www.sec.gov; copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

BlackRock Liquidity Funds 1940 Act File No. is 811-2354.

[ ]

The information in this document is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This document is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 19, 2022

STATEMENT OF ADDITIONAL INFORMATION

BlackRock Liquidity Funds

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7450

This Statement of Additional Information of TempCash, TempFund, BlackRock Liquid Federal Trust Fund (formerly known as Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund (collectively, the “Funds”), each a series of BlackRock Liquidity Funds (the “Trust”), is not a prospectus and should be read in conjunction with (A) each of the current prospectuses of the Funds dated February 28, 2022, as they may from time to time be supplemented or revised, for (i) the Administration, Cash Management and Cash Reserve Shares of TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund; (ii) the Dollar Shares of TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash; (iii) the Institutional and Capital Shares of TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund; (iv) the Private Client Shares of TempFund and FedFund; (v) the Select Shares of FedFund, T-Fund and Treasury Trust Fund, (vi) the Premier Shares of TempCash, FedFund and T-Fund; (vii) the Mischler Financial Group Shares of FedFund and BlackRock Liquid Federal Trust Fund; (viii) the Cabrera Capital Markets Shares of TempFund and BlackRock Liquid Federal Trust Fund; (ix) the Bancroft Capital Shares of BlackRock Liquid Federal Trust Fund; (x) the Penserra Shares of BlackRock Liquid Federal Trust Fund; (B) the current prospectus dated May 2, 2022, as it may from time to time be supplemented or revised, for the Great Pacific Shares of BlackRock Liquid Federal Trust Fund; and (C) the current prospectus dated [                    ], 2022, as it may from time to time be supplemented or revised, for the Stern Brothers Shares of BlackRock Liquid Federal Trust Fund and FedFund. No investment in shares should be made without reading the appropriate prospectus. This Statement of Additional Information is incorporated by reference in its entirety into each prospectus. The audited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended October  31, 2021 (the “Annual Report”). The unaudited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended April  30, 2022 (the “Semi-Annual Report”). Copies of the prospectuses, Annual Report and Semi-Annual Report for each of the Funds may be obtained, without charge, by writing to the Trust, 100 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Liquidity Funds at (800) 441-7450.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “Commission” or the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

BlackRock Advisors, LLC — Manager

BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is February 28, 2022 (as amended [                    ], 2022).

Fund and Share Class	Ticker Symbol
TEMPCASH
Dollar Shares	TCDXX
Institutional Shares	TMCXX
Capital Shares	TPCXX
Premier Shares	TCPXX
TEMPFUND
Administration Shares	BTMXX
Cash Management Shares	BRTXX
Cash Reserve Shares	BRRXX
Dollar Shares	TDOXX
Institutional Shares	TMPXX
Capital Shares	TFCXX
Private Client Shares	BTVXX
Cabrera Capital Markets Shares	CCPXX
BLACKROCK LIQUID FEDERAL TRUST FUND
Administration Shares	BFTXX
Cash Management Shares	BFMXX
Cash Reserve Shares	BFDXX
Dollar Shares	TSDXX
Institutional Shares	TFFXX
Capital Shares	BECXX

Fund and Share Class	Ticker Symbol
Cabrera Capital Markets Shares	CCMXX
Bancroft Capital Shares	BCGXX
Mischler Financial Group Shares	EDUXX
Penserra Shares	PSBXX
Great Pacific Shares	GPSXX
Stern Brothers Shares	[ ]
FEDFUND
Administration Shares	BLFXX
Cash Management Shares	BFFXX
Cash Reserve Shares	BFRXX
Dollar Shares	TDDXX
Institutional Shares	TFDXX
Capital Shares	BFCXX
Private Client Shares	BRPXX
Select Shares	BFBXX
Premier Shares	BUPXX
Mischler Financial Group Shares	HUAXX
Stern Brothers Shares	[ ]
T-FUND
Administration Shares	BTAXX
Cash Management Shares	BPTXX

Fund and Share Class	Ticker Symbol
Cash Reserve Shares	BTRXX
Dollar Shares	TFEXX
Institutional Shares	TSTXX
Capital Shares	BCHXX
Select Shares	BSLXX
Premier Shares	BEMXX
TREASURY TRUST FUND
Administration Shares	BITXX
Cash Management Shares	BTCXX
Cash Reserve Shares	BTFXX
Dollar Shares	TTDXX
Institutional Shares	TTTXX
Capital Shares	BUCXX
Select Shares	TSLXX

Fund and Share Class	Ticker Symbol
CALIFORNIA MONEY FUND
Institutional Shares	MUCXX
Capital Shares	BPMXX
MUNICASH
Dollar Shares	MCDXX
Institutional Shares	MCSXX
Capital Shares	MCPXX
NEW YORK MONEY FUND
Institutional Shares	MUNXX
Capital Shares	BNCXX

 TABLE OF CONTENTS

GENERAL INFORMATION

BlackRock Liquidity Funds (the “Trust”) was organized as a Delaware statutory trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc.; (2) Trust for Federal Securities; (3) Municipal Fund for Temporary Investment; (4) Municipal Fund for California Investors, Inc.; and (5) Municipal Fund for New York Investors, Inc. (collectively the “Predecessor Companies”). The Predecessor Companies were comprised of the Trust’s nine existing portfolios: TempCash, TempFund, BlackRock Liquid Federal Trust Fund (formerly known as Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund (each, a “Fund” and collectively, the “Funds”).

Each of TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund is a non-retail, non-government money market fund under Rule 2a-7 under the 1940 Act (each an “Institutional Fund”). Each of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund is a government money market fund under Rule 2a-7 (each a “Government Fund”).

The Funds commenced operations as follows: TempCash — February 1984; TempFund — October 1973; BlackRock Liquid Federal Trust Fund — December 1990; FedFund — October 1975; T-Fund — March 1980; Treasury Trust Fund — May 1989; California Money Fund — February 1983; MuniCash — February 1984; and New York Money Fund — March 1983.

On February 10, 1999, each of the Funds was reorganized into a separate series of the Trust. The Trust is an open-end management investment company. Currently, the Trust offers shares of each of the nine Funds. Each Fund has elected to be classified as “diversified” under the 1940 Act, with the exception of California Money Fund and New York Money Fund. California Money Fund and New York Money Fund must satisfy the diversification requirements set forth in Rule 2a-7 under the 1940 Act and will thereby be deemed to be diversified under the 1940 Act. TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund offer Administration Shares. TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund also offer Cash Management Shares. TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund also offer Cash Reserve Shares. TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund and MuniCash also offer Dollar Shares. TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund also offer Institutional Shares. TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund also offer Capital Shares. TempFund and FedFund also offer Private Client Shares. FedFund, T-Fund and Treasury Trust Fund also offer Select Shares. TempCash, FedFund and T-Fund also offer Premier Shares. FedFund and BlackRock Liquid Federal Trust Fund also offer Mischler Financial Group Shares. TempFund and BlackRock Liquid Federal Trust Fund also offer Cabrera Capital Markets Shares. BlackRock Liquid Federal Trust Fund also offers Bancroft Capital Shares, Penserra Shares, Great Pacific Shares and Stern Brothers Shares. FedFund also offers Stern Brothers Shares.

On January 29, 2001, the Trust changed its name from “Provident Institutional Funds” to “BlackRock Provident Institutional Funds.” On January 28, 2004, the Trust changed its name from “BlackRock Provident Institutional Funds” to “BlackRock Liquidity Funds.” On February 21, 2008, the Funds changed the names of certain share classes as follows: “Bear Stearns Shares” were renamed “Select Shares”; “Bear Stearns Private Client Shares” were renamed “Private Client Shares”; “Bear Stearns Premier Shares” were renamed “Premier Shares”; and “Bear Stearns Premier Choice Shares” were renamed “Premier Choice Shares.” On March 10, 2017, “Premier Choice Shares” were renamed “Capital Shares.” On July 19, 2021, Federal Trust Fund was renamed “BlackRock Liquid Federal Trust Fund.”

INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

Subject to the general control of the Trust’s Board of Trustees (“Board” or “Trustees”), BlackRock Advisors, LLC (“BlackRock” or the “Manager”), the Funds’ investment manager, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. BlackRock International Limited (“BIL” or the “Sub-Adviser”) acts as sub-adviser to TempCash and TempFund. Where applicable throughout this Statement of Additional Information (“SAI”), “BlackRock” refers also to the Sub-Adviser. BlackRock purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BlackRock seeks to obtain the best net price and the most favorable execution of orders. BlackRock Liquid Federal Trust Fund generally seeks to place a majority of the aggregate dollar volume of purchase orders for BlackRock Liquid Federal Trust Fund’s portfolio securities with dealers that are owned by minorities, women, disabled persons, veterans and members of other qualified and recognized diversity and inclusion groups, subject to best execution requirements. To the extent that the execution and price offered by more than one dealer are comparable, BlackRock may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

Investment decisions for each Fund are made independently from those of the other Funds or other investment company portfolios or accounts advised or managed by BlackRock or its affiliates. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BlackRock believes to be equitable to each Fund and its customers who also are acquiring securities. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BlackRock may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BlackRock, BlackRock Investments, LLC (“BRIL”) or any of their respective affiliated persons (as such term is defined in the 1940 Act), except to the extent permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to banks, savings and loan associations and other financial institutions (“Service Organizations”) with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Premier Shares, Capital Shares, Private Client Shares and Select Shares.

BlackRock Liquid Federal Trust Fund and Treasury Trust Fund may engage in short-term trading for liquidity purposes. Each Fund’s annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on a Fund’s net income. Each Fund’s portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Investment Strategies and Policies

The following supplements information contained in the prospectuses concerning the Funds’ investment strategies and/or policies. To the extent an investment policy is discussed in this SAI but not in the prospectuses, such policy is not a principal policy of the Funds. Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below.

Banking Industry Obligations. For purposes of TempCash’s and TempFund’s investment policies, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash and TempFund may invest include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Commercial Paper. TempCash and TempFund may purchase commercial paper that is rated at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) that rate such security (or its issuer), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper purchasable by TempCash and TempFund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as TempCash or TempFund through or with the assistance of dealers who make a market in Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act (see “Restricted Securities” below).

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Domestic Issuers. The Trust considers any issuer organized under the laws of a United States jurisdiction to be a United States issuer, and for purposes of TempCash’s and TempFund’s investments, the Trust considers an issuer to be a United States domestic issuer even if it is organized outside of a United States jurisdiction if the underlying credit support for the issuer’s security is provided by an entity organized under the laws of a United States jurisdiction.

Environmental, Social and Governance (“ESG”) Integration. Although TempCash and TempFund do not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in the Funds’ prospectuses, BlackRock will consider ESG characteristics in the credit research and investment process for TempCash and TempFund. All securities purchases by TempCash and TempFund are selected from approved lists maintained by BlackRock. All instruments on an approved list used by TempCash and TempFund have met the minimal credit risk requirement of Rule 2a-7. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across environmental, social and governance risk and opportunities regarding an issuer.

ESG characteristics are not the sole consideration when making investment decisions for TempCash or TempFund. TempCash and TempFund may invest in issuers that do not reflect the beliefs or values with respect to ESG of any particular investor. BlackRock will consider those ESG characteristics it deems relevant or additive when making investment decisions for TempCash or TempFund. The ESG characteristics utilized in TempCash and TempFund’s investment processes may evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. While BlackRock views ESG considerations as having the potential to contribute to TempCash and TempFund’s long-term performance, there is no guarantee that such results will be achieved.

TempCash and TempFund may incorporate certain specific ESG considerations into their investment objectives, strategies and/or processes, as described in the prospectuses.

Forward Commitments. The Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

Funding Agreements. TempCash and TempFund may invest in guaranteed investment contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a periodic basis guaranteed interest, which is based on an index. The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Each Fund will only purchase funding agreements from highly rated insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Manager under guidelines approved by the Board. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Illiquid Investments. No Fund will acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Manager will monitor the liquidity of illiquid investments under the supervision of the Board.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Interest Rate Risk. The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Interfund Lending Program. Pursuant to an exemptive order granted by the SEC (the “IFL Order”), an open-end BlackRock fund (referred to as a “BlackRock fund” in this subsection), including a Fund, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to lend money to, and borrow money from, other BlackRock funds pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, BlackRock funds may lend or borrow money for temporary purposes directly to or from other BlackRock funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Pursuant to the Funds’ investment policies, each Fund may participate in the Interfund Lending Program as a borrower, but not as a lender. Typically the Funds will not need to participate as borrowers because the Funds are money market funds and are required to comply with the liquidity provisions of Rule 2a-7 under the 1940 Act.

If a BlackRock fund has outstanding bank borrowings, any Interfund Loans to such BlackRock fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the BlackRock fund, that event of default will automatically (without need for action or notice by the lending BlackRock fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending BlackRock fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing BlackRock fund.

A BlackRock fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the BlackRock fund has a secured loan outstanding from any other lender, including but not limited to another BlackRock fund, the borrowing BlackRock fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing BlackRock fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the BlackRock fund may borrow through the Interfund Lending Program on a secured basis only. A BlackRock fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the BlackRock fund’s investment restrictions.

No BlackRock fund may lend to another BlackRock fund through the Interfund Lending Program if the loan would cause the lending BlackRock fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A BlackRock fund’s Interfund Loans to any one BlackRock fund shall not exceed 5% of the lending BlackRock fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending BlackRock fund and may be repaid on any day by a borrowing BlackRock fund.

The limitations described above and the other conditions of the IFL Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending BlackRock fund and the borrowing BlackRock fund. However, no borrowing or lending activity is without risk. When a BlackRock fund borrows money from another BlackRock fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the borrowing BlackRock fund may have to seek to borrow from a bank, which would likely involve higher rates, seek an Interfund Loan from another BlackRock fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing BlackRock fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending BlackRock fund or force the lending BlackRock fund to borrow or liquidate securities to meet its liquidity needs. No BlackRock fund may borrow more than the amount permitted by its investment restrictions. There can be no assurance that an interfund loan will be available to a borrowing or lending BlackRock fund.

Investment Company Securities. The Funds, except for Treasury Trust Fund, may invest in securities issued by other open-end or closed-end investment companies as permitted by the 1940 Act and their investment strategies. Investments in other investment companies may cause a Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the other investment companies’ operations. These investments may include, as consistent with a Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. With respect to California Money Fund, MuniCash and New York Money Fund, it is anticipated that the payments made on variable rate demand securities issued by closed-end municipal bond funds will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a security purchase is made: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in “Investment Limitations,” also may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund. Each Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Fund may rely on an exemptive order received from the SEC permitting it to invest in affiliated registered money market funds and in an affiliated private investment company, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including a third-party investor, the Funds’ adviser or an affiliate of the Funds’ adviser, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in a Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of a Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Funds’ liquidity and net assets. These redemptions may force a Fund to sell portfolio securities to meet redemption requests when it might not otherwise do so, which may negatively impact the Fund. In addition, large redemptions can result in a Fund’s current expenses being allocated over a smaller asset base, which generally could result in an increase in a Fund’s expense ratio.

LIBOR Risk. The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”). The Funds’ investments may pay interest at floating rates based on LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. The Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Loan Participations. TempCash and TempFund may purchase loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. TempCash and TempFund may purchase interests in loan participations for which the underlying loan is issued by borrowers in whose obligations the Funds are permitted to invest. Such loan participations may have a demand provision that permits the Fund to require repayment within seven days. However, participations may not have such a demand provision and may not be otherwise marketable. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Mortgage-Related and Other Asset-Backed Securities. TempCash, TempFund and FedFund may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable rate Mortgage Pass-Through Certificates, which provide the holder with a share of the interest and principal payments on a pool of mortgages, ordinarily backed by residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association (“Ginnie Mae”) (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

TempCash only may invest in classes of collateralized mortgage obligations (“CMOs”) deemed to have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elects to be taxed as a real estate mortgage investment conduit (“REMIC”), represents a direct ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities (“Mortgage Assets”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including Ginnie Mae, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as “regular” interests. TempCash may also hold “residual” interests, which in general are junior to and significantly more volatile than “regular interests.” The residual in a CMO structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. The market for CMOs may be more illiquid than that of other securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced. PACs are parallel pay REMIC pass-through or participation certificates (“REMIC Certificates”), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

TempCash and TempFund may also invest in non-mortgage asset-backed securities (e.g., backed by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

Municipal Obligations. TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund may purchase municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities (“Municipal Obligations”). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if, in the opinion of counsel to the issuer, the interest paid thereon is exempt from regular federal income tax.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 required that interest on certain private activity bonds be included in an investor’s alternative minimum taxable income, and that corporate investors include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation’s alternative minimum tax liability. However, most bonds issued in 2009 and 2010 have been excluded from these rules by the American Recovery and Reinvestment Act of 2009. Future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on Municipal Obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on Municipal Obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such Municipal Obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund. The Trust cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the U.S. Treasury Department or by various states as regards the federal, state or local income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Funds’ portfolios may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and ratings may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Manager will consider such an event in determining whether the Funds should continue to hold the obligation.

An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors generally, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Among other types of Municipal Obligations that the Funds may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of instruments including general obligation and private activity bonds, provided they have remaining maturities of 397 days or less at the time of purchase. For MuniCash, California Money Fund and New York Money Fund, the interest on these other types of instruments, in the opinion of counsel to the issuer, is exempt from federal income tax.

California Money Fund, MuniCash and New York Money Fund may hold derivatives that, in the opinion of counsel to the issuer of the derivative, are tax-exempt, and TempCash and TempFund may hold derivatives, which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on derivatives in the form of custodial receipts is tax-exempt, and accordingly, purchases by MuniCash, California Money Fund or New York Money Fund of any such receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Manager will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

Before purchasing a derivative for such Funds, the Manager is required by the Funds’ procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds’ Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Manager will review periodically the entity’s relevant financial information.

Recent Market Events. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Funds’ investments may be negatively affected by such events.

Governments and regulators may take actions that affect the regulation of the Funds or the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Funds’ abilities to achieve their investment objectives or otherwise adversely impact an investment in the Funds. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could impact the creditworthiness of the United States and could impact the liquidity of the U.S. Government securities markets and ultimately the Funds.

An outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in China in December 2019 developed into a global pandemic. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Disruptions in markets can adversely impact a Fund and its investments. Further, certain local markets have been or may be subject to closures, and there can be no certainty regarding whether trading will continue in any local markets in which a Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which a Fund invests will have an impact on the Funds and their investments and will impact the Funds’ ability to purchase or sell securities in such market. The outbreak could also impair the information technology and other operational systems upon which the Funds’ service providers, including BlackRock, rely, and could otherwise disrupt the ability of employees of the Funds’ service providers to perform critical tasks relating to the Funds. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators through the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Funds’ investments. Public health crises caused by the outbreak may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

Repurchase Agreements. TempCash, TempFund, FedFund and T-Fund may enter into repurchase agreements. In a repurchase agreement, a Fund purchases securities from counterparties, such as banks and broker-dealers, which must be deemed creditworthy by the Manager, subject to the seller’s agreement to repurchase them at an agreed upon time and price. In accordance with guidance issued by the Staff of the SEC, TempCash, TempFund, FedFund and T-Fund may also transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving such joint accounts.

The securities subject to a repurchase agreement may bear maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). Collateral for T-Fund repurchase agreements may include cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury. Collateral for FedFund repurchase agreements may include cash and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral for TempCash and TempFund repurchase agreements may include cash, obligations issued by the U.S. Government or its agencies or instrumentalities, and obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by BlackRock pursuant to guidelines approved by the Board. For TempCash and TempFund, however, collateral is not limited to the foregoing and may include, for example, obligations rated in any category by NRSROs or include classes of CMOs issued by agencies and instrumentalities of the U.S. Government, such as IOs and POs, residual interests, PAC certificates and TAC certificates. Collateral for a repurchase agreement may also include securities that TempCash or TempFund could not hold directly without the repurchase obligation. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. Appendix A to this SAI contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. See “Mortgage-Related and Other Asset-Backed Securities” for ratings information about IOs, POs, PACs and TACs.

Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

The repurchase price under the repurchase agreements described in the Funds’ prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act, and for tax purposes generally. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Fund does not have a perfected security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Manager believes follow customary securities industry practice with respect to repurchase agreements, and the Manager analyzes the creditworthiness of the obligor, in this case the seller of the securities. However, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Fund may not recover the full amount it paid for the securities and would retain the status of an unsecured creditor of the seller (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt of the defaulting seller) with respect to the amount of the shortfall. Certain Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Fund for this purpose, and a Fund could incur a loss for this reason.

Restricted Securities. TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund may each invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). Rule 144A under the 1933 Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to “qualified institutional buyers.” The Manager will monitor the liquidity of restricted securities under the supervision of the Board. In reaching liquidity decisions, the Manager will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. Each of TempCash, TempFund, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

A Fund’s investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain in a segregated account liquid securities at least equal to its purchase obligations under these agreements. The Manager will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counterparty at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Each of TempCash, TempFund, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Additionally, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many reverse repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing reverse repurchase agreements or to realize amounts to be received under such agreements.

Securities Lending. Each of TempCash, TempFund, FedFund and T-Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Manager to be creditworthy.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.

Short-Term Trading. The Funds may engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. The Manager will consider such costs in determining whether or not a Fund should engage in such trading.

Special Risks with Respect to California Money Fund. For a discussion of economic and other conditions in the State of California, see Appendix B — “Special Considerations Regarding Investments in California Municipal Securities” to this SAI.

Special Risks with Respect to New York Money Fund. For a discussion of economic and other conditions in the State of New York, see Appendix C — “Special Considerations Regarding Investments in New York Municipal Securities” to this SAI.

Stand-By Commitments. TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as “put” options.) Stand-by commitments for Municipal Obligations may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.

Special Considerations Regarding Foreign Investments. Investments by TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund in securities issued or supported by foreign entities, including foreign governments, foreign banks and foreign branches of U.S. banks, or investments supported by such entities, may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Manager believes that the risks associated with such instruments are minimal.

U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, Freddie Mac, Farm Credit System and Tennessee Valley Authority. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. A Fund invests in variable or floating rate notes only when the Manager deems the investment to involve minimal credit risk. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by a Fund may have maturities of more than 397 days provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice, unless the instrument is guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days.

In determining a Fund’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction some time in the future. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the Fund’s custodian will ensure that the Fund has designated securities at least equal to the amount of the commitment (i.e., notational segregation) that are deemed liquid and marked-to-market daily. A Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund’s investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when-issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

* * * *

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved Portfolio Information Distribution Guidelines (the “Policy”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Policy is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no earlier or more frequently than shareholders and prospective shareholders.

Pursuant to the Policy, the Trust and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s Portfolio Characteristics (as defined below) and Portfolio Holdings (as defined below). The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved the adoption by the Trust of the Policy, and employees of BlackRock are responsible for adherence to the Policy. The Board of Trustees provides ongoing oversight of the Trust’s and Manager’s compliance with the Policy.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s Portfolio Holdings and/or Portfolio Characteristics is prohibited, except as provided in the Policy.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so and appropriate confidentiality obligations are in effect.

•	Portfolio Holdings: “Portfolio Holdings” are a Fund’s portfolio securities and other instruments, and include, but are not limited to:

•	for equity securities, information such as issuer name, CUSIP, ticker symbol, total shares and market value;

•	for fixed income securities, information such as issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value;

•	for all securities, information such as quantity, SEDOL, market price, yield, WAL, duration and convexity as of a specific date;

•	for derivatives, indicative data including, but not limited to, pay leg, receive leg, notional amount, reset frequency and trade counterparty; and

•

for trading strategies, specific portfolio holdings, including the number of shares held, weightings of particular holdings, trading details, pending or recent transactions and portfolio management plans to purchase or sell particular securities or allocation within particular sectors.

•

Portfolio Characteristics (excluding Liquidity Metrics): “Portfolio Characteristics” include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, risk related information (e.g., value at risk, standard deviation), ROE, P/E, P/B, P/CF, P/S and EPS.

•

Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

•	Portfolio Characteristics — Liquidity Metrics:

•

“Liquidity Metrics” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology which include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology.

•	The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to SEC Rule 22e-4 (including SEC liquidity tiering) is not permitted unless pre-approved.

•

Disclosure of Liquidity Metrics pursuant to Section 3 of the Policy should be reviewed by BlackRock’s Risk and Quantitative Analysis Group and the relevant portfolio management team prior to dissemination.

Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the SEC (e.g., a fund’s annual report), through a press release or placement on a publicly-available internet website), or information derived or calculated from such public sources shall not be deemed Confidential Information.

Portfolio Holdings and Portfolio Characteristics may be disclosed in accordance with the below schedule.

Open-End Mutual Funds (Excluding Money Market Funds)

Time Periods for Portfolio Holdings
	Prior to 20 Calendar Days After Month-End	20 Calendar Days After Month-End To Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds* (whose portfolio holdings may be disclosed 40 calendar days after quarter-end based on the applicable fund’s fiscal year end) and BlackRock Core Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V, BlackRock Strategic Global Bond Fund, Inc., Master Total Return Portfolio of Master Bond LLC, BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds II, Inc. and BlackRock Unconstrained Equity Fund (each of whose portfolio holdings may be disclosed 60 calendar days after month-end). If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Time Periods for Portfolio Characteristics
Portfolio Characteristics (Excluding Liquidity Metrics)	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.*,**	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics — Liquidity Metrics	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

* Global Allocation Exception: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain Portfolio Characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund is available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in these guidelines. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

** Strategic Income Opportunities Exception: Information on certain Portfolio Characteristics of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Money Market Funds

Time Periods
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following portfolio holdings information may be released as follows:

• Weekly portfolio holdings information released on the website at least one business day after week-end.

• Other information as may be required under Rule 2a-7 (e.g., name of issuer, category of investment, principal amount, maturity dates, yields).

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following information may be released on the Fund’s website daily:

• Historical NAVs calculated based on market factors (e.g., marked to market)

• Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7)

• Daily net inflows and outflows

• Yields, SEC yields, WAM, WAL, current assets

• Other information as may be required by Rule 2a-7

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Trust’s Board of Trustees and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i) the preparation and posting of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s Portfolio Holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•

Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

•

Money Market Performance Reports are typically available to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month (and on a one day lag for certain institutional funds). They contain monthly money market Fund performance, rolling 12-month average and benchmark performance.

Other Information. The Policy shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information. For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Funds’ prospectuses.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s Portfolio Holdings or Portfolio Characteristics.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund Portfolio Holdings to the following persons or entities:

1.	Trust’s Board of Trustees and, if necessary, independent Trustees’ counsel and Fund counsel.

2.	Funds’ transfer agent.

3.	Funds’ Custodian.

4.	Funds’ Administrator, if applicable.

5.	Funds’ independent registered public accounting firm.

6.	Funds’ accounting services provider.

7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch.

8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data and iMoneyNet.

9.

Pricing Vendors — Refinitiv, ICE Data Services, Bloomberg, IHS Markit, JP Morgan Pricing-Direct, Loan Pricing Corporation, Valuation Research Corporation, Murray, Devine & Co., Inc. and WM Company PLC.

10.	Portfolio Compliance Consultants — Oracle Financial Services.

11.

Third-party feeder funds — Stock Index Fund, a series of Homestead Funds, Inc.; Transamerica Stock Index, a series of Transamerica Funds; and Alight Money Market Fund, a series of Alight Series Trust and their respective boards, sponsors, administrators and other service providers.

12.	Affiliated feeder funds — Treasury Money Market Fund (Cayman) and its board, sponsor, administrator and other service providers.

13.

Other — Investment Company Institute, Goldman Sachs Asset Management, L.P., Mizuho Asset Management Co., Ltd., Nationwide Fund Advisors, State Street Bank and Trust Company, Donnelley Financial Solutions, Inc., Silicon Valley Bank and BNY Mellon Markets.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Trust and BlackRock monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust’s and BlackRock’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BlackRock’s compliance personnel under the supervision of the Trust’s CCO, monitor BlackRock’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BlackRock maintains an internal restricted list to prevent trading by the personnel of BlackRock or its affiliates in securities — including securities held by a Fund — about which BlackRock has Confidential Information. There can be no assurance, however, that the Trust’s policies and procedures with respect to the selective disclosure of Portfolio Holdings will prevent the misuse of such information by individuals or firms that receive such information.

INVESTMENT LIMITATIONS

The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not be changed without the affirmative votes of the holders of a majority of each Fund’s outstanding shares (as defined below under “Miscellaneous — Shareholder Vote”):

1.	A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

2.

A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

3.

A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

4.

A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

5.	A Fund may not purchase or sell commodities or commodities contracts.

6.

A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

7.

TempCash, TempFund and MuniCash: The Funds may not purchase the securities of any issuer if as a result more than 5% of the value of such Fund’s assets would be invested in the securities of such issuer except that up to 25% of the value of such Fund’s assets may be invested without regard to this 5% limitation.

8.

TempFund: TempFund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers’ acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. (The

Fund interprets the exception for “certificates of deposit, and bankers’ acceptances” in this fundamental policy to include other similar obligations of domestic banks and interprets this exception to apply to certificates of deposit and other similar obligations of U.S. branches of foreign banks.)

9.

TempCash: TempCash may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

10.

California Money Fund and New York Money Fund: Each of these Funds may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

11.

MuniCash: (a) Under normal circumstances, the Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by the Fund will be exempt, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, from regular federal income tax.

(b) The Fund may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or tax-exempt obligations issued or guaranteed by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

12.

FedFund and T-Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

13.

BlackRock Liquid Federal Trust Fund and Treasury Trust Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:

1.	Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

* * *

For purposes of industry concentration policies applicable to MuniCash and industry concentration limitations applicable to New York Money Fund and California Money Fund, governments or political subdivisions of governments, or their agencies or instrumentalities that issue tax-exempt securities, are not considered to be members of any industry.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

General

Information on how to purchase and redeem each Fund’s shares is included in the applicable prospectuses. The issuance of shares is recorded on a Fund’s books. Share certificates are not issued for any shares.

Shares of the Funds are only registered for sale in the United States and certain of its territories. Consequently, the Funds generally do not accept investments from non-U.S. residents.

The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in the Funds’ prospectuses and this SAI, the Funds will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day (two business days with respect to Premier Shares for those Premier Shares electing settlement two days after an order has been placed) following the redemption request. A Fund may postpone and/or suspend redemption and payment beyond one business day (two business days with respect to Premier Shares electing settlement two days after an order has been placed) only as follows:

a.	For any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks;

b.	For any period (1) during which the New York Stock Exchange (“NYSE”) is closed other than customary week-end and holiday closings or (2) during which trading on the NYSE is restricted;

c.

For any period during which an emergency exists as a result of which (1) disposal of securities owned by the Fund is not reasonably practicable or (2) it is not reasonably practicable for the Fund to fairly determine the NAV of shares of the Fund;

d.	For any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists;

e.	For any period that the SEC may by order permit for your protection;

f.

For any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws (as discussed below); or

g.

For any period during which an Institutional Fund, at the discretion of the Board, has temporarily suspended redemptions of shares due to a decline in the Institutional Fund’s weekly liquid assets pursuant to Rule 2a-7 (as discussed in the Funds’ prospectuses).

At the Funds’ discretion and at the request of a shareholder, the Funds may pay redemption proceeds that are under $100,000 by check to the shareholder. The Funds will normally mail redemption proceeds by check within three days following receipt of a properly completed request, but in any event within seven days. Proceeds sent by check will be sent to the address on record.

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) in the case of a Government Fund, such Government Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund’s shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund’s responsibilities under the 1940 Act or otherwise. If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. Although Fund shares normally will be redeemed for cash upon receipt of a request in proper form, the Trust retains the right to redeem some or all of the Fund’s shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities and other assets selected from the Fund’s portfolio holdings at its discretion. In-kind payment means payment will be made in portfolio securities and other assets rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities and other assets to cash. In an in-kind redemption, a pro rata portion of a Fund’s portfolio holdings will generally be distributed to the redeeming shareholder. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. The redemption price is the NAV per share next determined after the initial receipt of proper notice of redemption. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

The Board will be permitted to impose a liquidity fee on redemptions from each Institutional Fund (up to 2%) or temporarily restrict redemptions from each Institutional Fund for up to 10 business days during a 90 day period under certain circumstances. Please see the Funds’ prospectuses for additional information about liquidity fees and redemption gates.

Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a “Master Account”). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund’s class of shares. Institutions may also arrange with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

A Fund may authorize one or more Service Organizations to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own earlier deadlines for the receipt of the purchase or redemption order than those stated in the Funds’ prospectuses. A Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV per share next calculated after they are so accepted.

Dividend Accruals — Share Classes other than Premier Shares. Fund shares normally begin accruing dividends on the business day on which the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. However, if you buy shares through a Service Organization that has contracted with a Fund to trade through certain electronic platforms where same day cash settlement is impracticable, you will begin accruing dividends on the business day following the day the purchase order for the shares is effected and continue to accrue dividends through (and including) the business day on which such shares are redeemed.

Dividend Accruals — Premier Shares. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed.

If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

Shares of the Funds are only made available to institutional investors purchasing on their own behalf or on behalf of their customers except that Trustees of the Trust are eligible to purchase Institutional Shares of the Funds without regard to any minimum investment amount that would otherwise apply.

Each Fund may borrow from another BlackRock-advised Fund pursuant to the Interfund Lending Program in order to meet redemption requests, to the extent permitted by the Fund’s investment policies and restrictions, as set forth above under “Investment Limitations,” and subject to the conditions of the IFL Order, as described above under “Investment Strategies, Risks and Policies — Interfund Lending Program.”

Conversion of Bancroft Capital Shares to Institutional Shares. Bancroft Capital Shares are only available for purchase by clients of Bancroft Capital, LLC and its affiliates. If you are no longer a client of Bancroft Capital, LLC, you are not eligible to hold Bancroft Capital Shares and any Bancroft Capital Shares you hold will be converted to Institutional Shares of the same Fund (the “Bancroft Conversion”).

The Bancroft Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Bancroft Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Bancroft Capital Shares will also convert to Institutional Shares.

Conversion of Cabrera Capital Markets Shares to Institutional Shares. Cabrera Capital Markets Shares are only available for purchase by clients of Cabrera Capital Markets LLC and its affiliates. If you are no longer a client of Cabrera Capital Markets LLC, you are not eligible to hold Cabrera Capital Markets Shares and any Cabrera Capital Markets Shares you hold will be converted to Institutional Shares of the same Fund (the “Cabrera Conversion”).

The Cabrera Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Cabrera Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Cabrera Capital Markets Shares will also convert to Institutional Shares.

Conversion of Mischler Financial Group Shares to Institutional Shares. Mischler Financial Group Shares are only available for purchase by clients of Mischler Financial Group, Inc. and its affiliates. If you are no longer a client of Mischler Financial Group, Inc., you are not eligible to hold Mischler Financial Group Shares and any Mischler Financial Group Shares you hold will be converted to Institutional Shares of the same Fund (the “Mischler Conversion”).

The Mischler Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Mischler Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Mischler Financial Group Shares will also convert to Institutional Shares.

Conversion of Penserra Shares to Institutional Shares. Penserra Shares are only available for purchase by clients of Penserra Securities LLC and its affiliates. If you are no longer a client of Penserra Securities LLC, you are not eligible to hold Penserra Shares and any Penserra Shares you hold will be converted to Institutional Shares of the same Fund (the “Penserra Conversion”).

The Penserra Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Penserra Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Penserra Shares will also convert to Institutional Shares.

Conversion of Great Pacific Shares to Institutional Shares. Great Pacific Shares are only available for purchase by clients of Great Pacific Securities and its affiliates. If you are no longer a client of Great Pacific Securities, you are not eligible to hold Great Pacific Shares and any Great Pacific Shares you hold will be converted to Institutional Shares of the same Fund (the “Great Pacific Conversion”).

The Great Pacific Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Great Pacific Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Great Pacific Shares will also convert to Institutional Shares.

Conversion of Stern Brothers Shares to Institutional Shares. Stern Brothers Shares are only available for purchase by clients of Stern Brothers & Co. and its affiliates. If you are no longer a client of Stern Brothers & Co., you are not eligible to hold Stern Brothers Shares and any Stern Brothers Shares you hold will be converted to Institutional Shares of the same Fund (the “Stern Brothers Conversion”).

The Stern Brothers Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Stern Brothers Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Stern Brothers Shares will also convert to Institutional Shares.

Net Asset Value

NAV per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund’s liabilities, and dividing the result by the number of outstanding shares in the Fund. “Assets belonging to” a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each series of the Trust. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Administration Shares, Capital Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Private Client Shares and Select Shares, as applicable.

Government Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Government Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Government Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate accretion of any discount or amortization of any premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Government Fund’s securities which are higher or lower than the market value of such securities.

The Board has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Government Fund’s NAV per share for purposes of sales and redemptions at $1.00. Such procedures include the determination at least daily, and at such other intervals as the Board deems appropriate, of the extent, if any, to which a Government Fund’s NAV per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Government Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Government Fund’s average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a NAV per share determined by using available market quotations.

Institutional Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Institutional Fund values its portfolio securities as described below and will quote its NAV per share to the fourth decimal place (e.g., $1.0000), which NAV per share is expected to fluctuate from time to time.

Valuation of assets held by each Institutional Fund is performed as follows:

Fixed Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with policies and procedures approved by the Board (the “Valuation Procedures”). The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Other Investment Companies. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds (“ETFs”) will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. All cash, receivables and current payables are carried on the Fund’s books at their fair value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Institutional Fund’s securities and other assets and liabilities are based on information available at the time the Institutional Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Institutional Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by an Institutional Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or BlackRock’s Valuation Committee (the “Valuation Committee”) (its delegate) pursuant to the Valuation Procedures.

Certain of the securities acquired by the Institutional Funds may be traded on foreign exchanges or OTC markets on days on which an Institutional Fund’s NAV is not calculated. In such cases, the NAV of an Institutional Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by the Manager to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Manager in accordance with the Valuation Procedures. The Manager may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if the Manager believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Manager determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset will be valued using the prior day’s price, provided that the Manager is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

The Manager, with input from portfolio management, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Institutional Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of the Manager, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Institutional Funds. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee will seek to determine the price that an Institutional Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price an Institutional Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the Valuation Committee deems relevant at the time of the determination, and may be based on analytical values determined by the Manager using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining an Institutional Fund’s NAV. As a result, an Institutional Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Institutional Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect an Institutional Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Institutional Fund’s inability to obtain a third-party determination of fair market value. The SEC recently adopted new Rule 2a-5 under the Investment Company Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact the Fund’s valuation policies. The Fund will not be required to comply with the new rule until September 8, 2022.

MANAGEMENT OF THE FUNDS

Information on Trustees and Officers

The Board consists of thirteen individuals (each, a “Trustee”), eleven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the BlackRock Multi-Asset Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the BlackRock Multi-Asset Complex.

The Board has overall responsibility for the oversight of the Trust and each Fund. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to each Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and each Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of each Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager.

Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Fund, sub-advisers and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The members of the Audit Committee (the “Audit Committee”) are Henry R. Keizer (Chair), Neil A. Cotty and Kenneth L. Urish, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2021, the Audit Committee met four times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Susan J. Carter, Collette Chilton and Joseph P. Platt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended October 31, 2021, the Governance Committee met four times.

Compliance Committee. The members of the Compliance Committee (the “Compliance Committee”) are Lena G. Goldberg (Chair), Joseph P. Platt, Kenneth L. Urish and Claire A. Walton, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended October 31, 2021, the Compliance Committee met four times.

Performance Oversight Committee. The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Donald C. Opatrny (Chair), Susan J. Carter, Collette Chilton, Neil A. Cotty and Claire A. Walton, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each Fund’s investment objective, policies and practices; (2) review information on each Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended October 31, 2021, the Performance Oversight Committee met four times.

Ad Hoc Topics Committee. The members of the Ad Hoc Topics Committee (the “Ad Hoc Topics Committee”) are Mark Stalnecker (Chair) and Lena G. Goldberg, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Ad Hoc Topics Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Ad Hoc Topics Committee by the Board. The Board has adopted a written charter for the Ad Hoc Topics Committee. During the fiscal year ended October 31, 2021, the Ad Hoc Topics Committee did not meet.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve on the Board.

Trustees	Experience, Qualifications and Skills

Independent Trustees

Susan J. Carter	Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as trustee to the Pacific Pension Institute from 2014 to 2018. She currently serves as trustee to the Financial Accounting Foundation, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business, Board Member for Girls Who Invest, Advisory Board Member for Bridges Fund Management and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”). These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton	Collette Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Neil A. Cotty	Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. Mr. Cotty has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Lena G. Goldberg	Lena G. Goldberg has more than 20 years of business and oversight experience, most recently through her service as a senior lecturer at Harvard Business School. Prior thereto, she held legal and management positions at FMR LLC/Fidelity Investments as well as positions on the boards of various Fidelity subsidiaries over a 12-year period. She has additional corporate governance experience as a member of board and advisory committees for privately held corporations and non-profit organizations. Ms. Goldberg also has more than 17 years of legal experience as an attorney in private practice, including as a partner in a law firm.

Henry R. Keizer	Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny	Donald C. Opatrny has more than 40 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Trustees	Experience, Qualifications and Skills

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Mark Stalnecker	Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton	Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy.

Interested Trustees

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

Biographical Information

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and other investment company directorships.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	[ ] RICs consisting of [ ] Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, CCI (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, PCRI since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	[ ] RICs consisting of [ ] Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	[ ] RICs consisting of [ ] Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	[ ] RICs consisting of [ ] Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	[ ] RICs consisting of [ ] Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	[ ] RICs consisting of [ ] Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	[ ] RICs consisting of [ ] Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	[ ] RICs consisting of [ ] Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	[ ] RICs consisting of [ ] Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	[ ] RICs consisting of [ ] Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	[ ] RICs consisting of [ ] Portfolios	None

Interested Trustees[4]

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	[ ] RICs consisting of [ ] Portfolios	None

John M. Perlowski[5] 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	[ ] RICs consisting of [ ] Portfolios	None

[1]	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[3]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
[4]	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.
[5]	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Certain biographical and other information relating to the officers of the Trust who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees

Rolland Villacorta [ ]	Vice President (Since 2022)	[ ].

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are currently overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2021 is set forth in the chart below.

Name	Dollar Range of Equity Securities in FedFund	Dollar Range of Equity Securities in MuniCash	Dollar Range of Equity Securities in TempCash, TempFund, BlackRock Liquid Federal Trust Fund, T-Fund, Treasury Trust Fund, California Money Fund and New York Money Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Independent Trustees:

Susan J. Carter	None	None	None	Over $100,000

Collette Chilton	None	None	None	Over $100,000

Name	Dollar Range of Equity Securities in FedFund	Dollar Range of Equity Securities in MuniCash	Dollar Range of Equity Securities in TempCash, TempFund, BlackRock Liquid Federal Trust Fund, T-Fund, Treasury Trust Fund, California Money Fund and New York Money Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Neil A. Cotty	None	None	None	Over $100,000

Lena G. Goldberg	None	None	None	Over $100,000

Henry R. Keizer	None	None	None	Over $100,000

Cynthia A. Montgomery	None	None	None	Over $100,000

Donald C. Opatrny	None	None	None	Over $100,000

Joseph P. Platt	None	None	None	Over $100,000

Mark Stalnecker	None	None	None	Over $100,000

Kenneth L. Urish	None	None	None	Over $100,000

Claire A. Walton	None	None	None	Over $100,000

Interested Trustees:

Robert Fairbairn	Over $100,000	None	None	Over $100,000

John M. Perlowski	None	None	None	Over $100,000

As of [    ], 2022, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of any class of the outstanding shares of each Fund. As of December 31, 2021, none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of each Fund’s investment adviser, sub-adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $300,000 per year for his or her services as a board member of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, including the Trust, and a $20,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $45,000, respectively. The Chair of the Boards is paid an additional annual retainer of $150,000.

The following tables set forth the compensation the Trust paid to the Trustees on behalf of the Funds for the fiscal year ended October 31, 2021 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2021.

Name	Compensation from TempCash	Compensation from TempFund	Compensation from Federal Trust Fund	Compensation from FedFund	Compensation from T-Fund	Compensation from Treasury Trust Fund

Independent Trustees:

Bruce R. Bond[2]	$3,712	$4,688	$1,800	$24,149	$24,149	$24,148

Susan J. Carter	$3,712	$4,688	$1,800	$24,149	$24,149	$24,148

Collette Chilton	$3,712	$4,688	$1,800	$24,149	$24,149	$24,148

Neil A. Cotty	$3,712	$4,688	$1,800	$24,149	$24,149	$24,148

Lena G. Goldberg[3]	$4,013	$5,087	$1,910	$26,494	$26,494	$26,493

Henry R. Keizer[4]	$4,013	$5,087	$1,910	$26,494	$26,494	$26,493

Name	Compensation from TempCash	Compensation from TempFund	Compensation from Federal Trust Fund	Compensation from FedFund	Compensation from T-Fund	Compensation from Treasury Trust Fund

Cynthia A. Montgomery[5]	$4,013	$5,087	$1,910	$26,494	$26,494	$26,493

Donald C. Opatrny[6]	$4,013	$5,087	$1,910	$26,494	$26,494	$26,493

Joseph P. Platt	$3,712	$4,688	$1,800	$24,149	$24,149	$24,148

Mark Stalnecker[7]	$4,917	$6,284	$2,241	$33,530	$33,529	$33,529

Kenneth L. Urish	$3,712	$4,688	$1,800	$24,149	$24,149	$24,148

Claire A. Walton	$3,712	$4,688	$1,800	$24,149	$24,149	$24,148

Interested Trustees:

Robert Fairbairn	None	None	None	None	None	None

John M. Perlowski	None	None	None	None	None	None

Name	Compensation from California Money Fund	Compensation from MuniCash	Compensation from New York Money Fund	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[1]

Independent Trustees:

Bruce R. Bond[2]	$736	$3,149	$716	None	$400,000

Susan J. Carter	$736	$3,149	$716	None	$400,000

Collette Chilton	$736	$3,149	$716	None	$400,000

Neil A. Cotty	$736	$3,149	$716	None	$400,000

Lena G. Goldberg[3]	$740	$3,394	$718	None	$430,000

Henry R. Keizer[4]	$740	$3,394	$718	None	$430,000

Cynthia A. Montgomery[5]	$740	$3,394	$718	None	$430,000

Donald C. Opatrny[6]	$740	$3,394	$718	None	$430,000

Joseph P. Platt	$736	$3,149	$716	None	$400,000

Mark Stalnecker[7]	$751	$4,129	$724	None	$520,000

Kenneth L. Urish	$736	$3,149	$716	None	$400,000

Claire A. Walton	$736	$3,149	$716	None	$400,000

Interested Trustees:

Robert Fairbairn	None	None	None	None	None

John M. Perlowski	None	None	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-36.
[2]	Mr. Bond retired as Trustee of the Trust effective December 31, 2021.
[3]	Chair of the Compliance Committee.
[4]	Chair of the Audit Committee.
[5]	Chair of the Governance Committee.
[6]	Chair of the Performance Oversight Committee.
[7]	Chair of the Board and Chair of the Ad Hoc Topics Committee.

Management Services

BlackRock provides both investment advisory and administration services to the Trust under a management agreement (the “Management Agreement”). The advisory services provided by BlackRock under the Management Agreement are described under the “Investment Strategies, Risks and Policies — Portfolio Transactions” section above and in the Funds’ prospectuses.

The administrative services provided by BlackRock under the Management Agreement are as follows: (i) assist generally in supervising the Funds’ operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (d) distribution of information concerning the Funds to their shareholders of record, (e) handling shareholder problems, (f) the services of employees to preserve and strengthen shareholder relations, and (g) the monitoring of arrangements pertaining to the Funds’ agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds’ prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds’ shareholders and the SEC; (v) maintain the registration of the Funds’ shares for sale under state securities laws; (vi) provide for Fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assist the Trust in relation to routine regulatory examinations and investigations, and work with the Trust’s counsel in connection with regulatory matters and litigation. The Management Agreement authorizes BlackRock to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. As discussed under “Accounting Services” below, BlackRock has engaged JPMorgan Chase Bank, N.A. (“JPM”), pursuant to a separate agreement, to provide accounting services and certain other administrative services to the Funds.

For the advisory and administration services provided and expenses assumed by it under the Management Agreement, BlackRock is entitled to receive the following annual management fees computed daily and payable monthly based upon each Fund’s average daily net assets and calculated as follows:

Fund	TempFund	TempCash and MuniCash	California Money Fund and New York Money Fund

Management Fee	.350% of the first $1 billion	.350% of the first $1 billion	.375% of the first $1 billion

	.300% of the next $1 billion	.300% of the next $1 billion	.350% of the next $1 billion

	.250% of the next $1 billion	.250% of the next $1 billion	.325% of the next $1 billion

	.200% of the next $1 billion	.200% of the next $1 billion	.300% of amounts in excess of $3 billion.

	.195% of the next $1 billion	.195% of the next $1 billion

	.190% of the next $1 billion	.190% of the next $1 billion

	.180% of the next $1 billion	.185% of the next $1 billion

	.175% of the next $1 billion	.180% of amounts in excess of $7 billion.

.170% of amounts in excess of $8 billion.

The management fee of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund is equal to Calculation A plus Calculation B as follows:

Calculation A	Calculation B

.175% of the first $1 billion*	.175% of the first $1 billion**

.150% of the next $1 billion*	.150% of the next $1 billion**

.125% of the next $1 billion*	.125% of the next $1 billion**

.100% of the next $1 billion*	.100% of amounts in excess of $3 billion.**

.095% of the next $1 billion*

.090% of the next $1 billion*

.085% of the next $1 billion*

.080% of amounts in excess of $7 billion.*

*	Based on the combined average net assets of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund.
**	Based on the average net assets of the Fund whose management fee is being calculated.

BlackRock has agreed to cap each Fund’s combined management fees plus miscellaneous/other expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), at the levels shown below and in a Fund’s fees and expenses table in each Fund’s “Fund Overview” section of the prospectuses. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for each Fund if these expenses exceed a certain limit as indicated in the table below.

Contractual Caps[1] on Combined Management Fees and Miscellaneous/Other Expenses[2] (excluding certain Fund expenses)

TempCash	0.18%

TempFund	0.18%

BlackRock Liquid Federal Trust Fund	0.17%

FedFund	0.17%

T-Fund	0.17%

Treasury Trust Fund	0.17%

California Money Fund	0.20%

MuniCash	0.20%

New York Money Fund	0.20%

[1]	The contractual caps for the Funds are in effect through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Pursuant to the Management Agreement, BlackRock may from time to time employ such person or persons as BlackRock believes to be capable of assisting in the performance of its obligations under the Management Agreement (each a “Sub-Contractor”) and to terminate the services of any such person; provided, however, that the compensation of such person or persons will be paid by BlackRock and that BlackRock will be as fully responsible to the Trust for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Contractor will be approved by the Trustees and shareholders to the extent required by the 1940 Act.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, with respect to TempCash and TempFund, pursuant to which BlackRock pays the Sub-Adviser for providing services to BlackRock with respect to that portion of each Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Set forth below are the management fees paid by each Fund to the Manager (which include amounts paid by the Manager to the Sub-Adviser, as applicable) and the management fees waived and/or reimbursed by the Manager, for the periods indicated.

	Fiscal Year Ended October 31, 2021			Fiscal Year Ended October 31, 2020			Fiscal Year Ended October 31, 2019
Fund	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager

TempCash	$18,331,229	$6,177,371	$0	$22,899,260	$5,220,759	$0	$17,955,735	$6,085,682	$0

TempFund	$21,937,734	$7,009,386	$0	$23,011,727	$4,782,621	$0	$26,084,796	$5,063,955	$6,525

BlackRock Liquid Federal Trust Fund	$9,675,340	$6,474,649	$0	$9,740,144	$2,669,123	$0	$7,189,114	$2,369,448	$0

	Fiscal Year Ended October 31, 2021			Fiscal Year Ended October 31, 2020			Fiscal Year Ended October 31, 2019
Fund	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager

FedFund	$310,327,921	$194,289,002	$0	$259,777,730	$22,787,869	$0	$175,803,829	$16,418,479	$11,380

T-Fund	$216,942,413	$131,981,254	$0	$161,115,619	$16,323,373	$0	$131,031,857	$14,697,867	$13,345

Treasury Trust Fund	$156,908,771	$108,732,723	$0	$103,578,174	$11,410,701	$0	$67,266,785	$9,074,094	$2,760

California Money Fund	$952,830	$952,830	$74,870	$1,169,683	$851,601	$0	$1,220,236	$867,145	$4,293

MuniCash	$14,532,131	$10,948,706	$0	$14,900,288	$4,472,475	$0	$12,376,707	$3,856,381	$0

New York Money Fund	$500,488	$500,488	$125,646	$933,156	$712,042	$1,456	$549,574	$499,858	$31,953

BlackRock Contributions to Educational Initiatives

BlackRock or its affiliates will use at least 5% of BlackRock’s net revenue from its management fee from BlackRock Liquid Federal Trust Fund to further educational initiatives. BlackRock will make a contribution to an educational initiative at least annually, with BlackRock maintaining the option to increase, decrease or terminate this contribution in its sole discretion at any time.

Based on its revenue from its management fee from BlackRock Liquid Federal Trust Fund for the fiscal year ending October 31, 2021, BlackRock made a contribution of $175,000 to the Thurgood Marshall College Fund.

Potential Conflicts of Interest

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The net asset value and liquidity of a Fund may be impacted by purchases and sales of the Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. The Funds and other accounts managed by BlackRock may from time to time transact in such derivative products where permitted by the Fund’s investment strategy, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock may receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock calculates, on a regular basis, its potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, BlackRock also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. BlackRock oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, BlackRock may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under the European Union’s (the “EU”) Markets in Financial Instruments Directive, EU investment managers, including BIL which acts as a sub-adviser to certain Funds, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter (“OTC”) transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of a Fund acquired for its own accounts. A large redemption of shares of a Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Additional Purchase and Redemption Information — Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by the Valuation Committee, in accordance with the Valuation Procedures. When determining a “fair value price,” the Valuation Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL, BlackRock and BIL each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by BlackRock for its proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock is not obligated to license its indices to any Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may not serve as an Authorized Participant in the creation and redemption of BlackRock-advised ETFs.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Accounting Services

JPM (the “Accounting Services Provider”) serves as the accounting services provider for the Funds. Among other services, JPM maintains records of purchases and sales of securities, receipts and disbursements of cash and other debits and credits; keeps accounting journals and ledgers; records capital share transactions; calculates expense caps, waivers and recoupments (if any); computes each Fund’s net income and capital gains and dividends payable; calculates and reports NAV; works with independent pricing sources; reconciles securities and cash positions with each Fund’s custodian; prepares certain financial statements, notices and reports; and prepares certain tax reports. In connection with its accounting services, JPM also provides certain administrative services.

The table below shows the amounts paid by BlackRock to the Accounting Services Provider for accounting services on behalf of each Fund for the past three fiscal years:

	Amount Paid to the Accounting Services Provider for Services Provided to
For the Fiscal Year Ended October 31,	TempCash	TempFund	BlackRock Liquid Federal Trust Fund	FedFund	T-Fund

2021	$130,579	$161,547	$94,783	$1,475,687	$1,453,181

2020	$172,106	$174,074	$99,473	$1,482,821	$1,177,669

2019	$146,401	$205,138	$82,519	$1,371,664	$1,013,436

For the Fiscal Year Ended October 31,	Treasury Trust Fund	California Money Fund	MuniCash	New York Money Fund

2021	$1,092,943	$56,505	$104,774	$55,037

2020	$755,408	$63,223	$115,038	$62,632

2019	$540,598	$62,666	$101,084	$60,515

Distributor

BRIL serves as the distributor of each Fund’s shares. BRIL, an indirect wholly-owned subsidiary of BlackRock, Inc., is a Delaware limited liability corporation and has its principal offices at 40 East 52nd Street, New York, New York 10022. BlackRock is an affiliate of BRIL. Each Fund’s shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof.

Custodian

JPM, which has its principal offices at 383 Madison Avenue, New York, New York 10179, and The Bank of New York Mellon, which has its principal offices at 240 Greenwich, New York, New York 10286, each serve as a custodian for each Fund. Among other responsibilities, JPM maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds. Additionally, The Bank of New York Mellon maintains a custody account or accounts in the name of the Funds for the limited purpose of holding certain cash assets of the Funds.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809, serves as the transfer agent and dividend disbursing agent for each Fund.

Service Organizations

The Funds may enter into agreements with institutional investors (previously defined as “Service Organizations”) requiring them to provide certain services to their customers who beneficially own shares of the Funds. The Trust’s agreements with Service Organizations are governed by plans (comprised of a “Shareholder Services Plan” for each of the Administration, Cash Management, Cash Reserve, Dollar and Capital Shares; and a “Shareholders Services Plan” and “Distribution Plan” for each of the Private Client and Select Shares), which have been adopted by the Board pursuant to applicable rules and regulations of the SEC (collectively, the “Plans”). Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under the Trust’s agreements with Service Organizations and the purposes for which the expenditures were made. In addition, the Trust’s arrangements with Service Organizations must be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements.

Pursuant to the Dollar Shareholder Services Plan, each of the Funds may enter into agreements with Service Organizations requiring them to provide services to their customers who beneficially own Dollar Shares in consideration of 0.25% (on an annualized basis) of the average daily NAV of the Dollar Shares held by the Service Organizations for the benefit of their customers. Such services provided by a Service Organization may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from shareholders and placing net purchase and redemption orders with the distributor; (iv) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payments from the particular Fund on behalf of shareholders; (vi) providing information periodically to shareholders showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to shareholder inquiries relating to a particular Fund or the services performed by the Service Organization; (ix) providing sub-accounting with respect to a Fund’s shares beneficially owned by shareholders or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; and (xi) other similar services to the extent permitted under applicable statutes, rules or regulations.

Pursuant to the Administration Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Administration Shares, in consideration of 0.10% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of their shareholders. Services provided by the Service Organizations may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

Pursuant to the Capital Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Capital Shares, in consideration of 0.05% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of its shareholders. Services provided by the Service Organizations may include answering shareholder inquiries regarding the manner in which purchases, exchanges and redemption of shares may be effected.

Pursuant to the Cash Reserve Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Cash Reserve Shares, in consideration of a total of 0.40% (on an annualized basis) of the average NAV of the Cash Reserve Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing sweep and/or allocation services (“Sweep/Allocation Services”) which may include: (i) providing the necessary computer hardware and software which links the Service Organization’s demand deposit account (“DDA”) and/or employee benefits system to an account management system; (ii) providing software that aggregates the shareholder’s orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the shareholder’s accounts; (iii) providing periodic statements showing a shareholder’s account balance and, to the extent practicable, integrating such information with other shareholder transactions otherwise effected through or with the Service Organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

Pursuant to the Cash Management Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide support services to their shareholders who beneficially own Cash Management Shares, in consideration of a total of 0.50% (on an annualized basis) of the average NAV of the Cash Management Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annual basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing the sweep marketing services which may include (i): marketing and activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and overhead and other office expenses attributable to the marketing of the Sweep/Allocation Services.

Pursuant to the Select Shares and Private Client Shares Distribution (12b-1) Plans, each Fund will be subject to a distribution fee payable pursuant to their Distribution Plans and related Agreements which will not exceed 0.35% of the average daily NAV of such shares held by Service Organizations for the benefit of their customers. Sales and distribution services provided by Service Organizations under the applicable Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of such shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for Customers.

Select Shares and Private Client Shares will also be subject to a fee payable pursuant to their respective Shareholder Service Plan and related Agreement which will not exceed 0.50% (on an annualized basis) of the average daily NAV of a particular Fund’s Select Shares or Private Client Shares held by Service Organizations for the benefit of their customers. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include: (i) marketing activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and other office expenses attributable to the marketing of the Sweep/Allocation Services.

With respect to the Select Shares and Private Client Shares, through February 28, 2023, BRIL has contractually agreed to waive all or a portion of the fees to which it is entitled under the Distribution Plan and Service Organizations have contractually agreed to waive all or a portion of the fees to which they are entitled under the Distribution Plan and the Shareholder Services Plan and related Agreement so that after such waivers, the maximum net annual fund ordinary operating expense ratios do not exceed (i) 1.00% of the average daily net assets of each Fund for Select Shares and (ii) 0.68% of the average daily net assets of each Fund for Private Client Shares.

The Board has approved the Trust’s arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust’s arrangements with Service Organizations must be made in a manner approved by a majority of the Board (including a majority of the disinterested Trustees), and any amendment to increase materially the costs under the Distribution Plan (12b-1 Plan) of the Select Shares, or Private Client Shares must be approved by the holders of a majority as defined in the 1940 Act of the applicable outstanding shares. So long as the Trust’s arrangements with Service Organizations are in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Independent Trustees.

The Manager, BRIL, and/or their affiliates may pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with providing services to shareholders of the Trust. See “Miscellaneous — Other Information” below.

The following chart provides information with respect to the fees paid to, and waived by, Service Organizations during the fiscal year ended October 31, 2021. A portion of the fees collected by Service Organizations were paid to affiliates for providing shareholder servicing activities to the Funds’ share classes.

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived	Distribution (12b-1) Fees Waived

TempCash / Dollar	$45	—	$39	—

TempFund / Administration	$10,278	—	$8,244	—

TempFund / Capital	$883	—	$403	—

TempFund / Cash Management	$2,856,427	—	$2,706,688	—

TempFund / Cash Reserve	$39,277	—	$37,479	—

TempFund / Dollar	$268,591	—	$246,768	—

TempFund / Private Client	$5,169	$3,618	$4,902	$3,618

BlackRock Liquid Federal Trust Fund / Administration	$85,157	—	$85,157	—

BlackRock Liquid Federal Trust Fund / Cash Management	$58,454	—	$58,454	—

BlackRock Liquid Federal Trust Fund / Cash Reserve	$622	—	$622	—

BlackRock Liquid Federal Trust Fund / Dollar	$40,228	—	$40,228	—

FedFund / Administration	$3,208,762	—	$3,208,762	—

FedFund / Capital	$9,740,450	—	$9,740,450	—

FedFund / Cash Management	$2,461,450	—	$2,461,450	—

FedFund / Cash Reserve	$23,942,328	—	$23,942,328	—

FedFund / Dollar	$7,684,735	—	$7,684,735	—

FedFund / Private Client	$1,263	$883	$1,287	$859

FedFund / Select	$3,535,057	$2,474,534	$3,535,057	$2,474,534

T-Fund / Administration	$518,446	—	$516,767	—

T-Fund / Capital	$11,090,324	—	$11,032,794	—

T-Fund / Cash Management	$4,620,919	—	$4,617,204	—

T-Fund / Cash Reserve	$2,038,544	—	$2,038,339	—

T-Fund / Dollar	$2,556,240	—	$2,553,509	—

T-Fund / Select	$253,637	$177,546	$253,519	$177,546

Treasury Trust Fund / Administration	$526,997	—	$526,997	—

Treasury Trust Fund / Capital	$915	—	$915	—

Treasury Trust Fund / Cash Management	$235,461	—	$235,461	—

Treasury Trust Fund / Cash Reserve	$440,011	—	$440,011	—

Treasury Trust Fund / Dollar	$2,528,787	—	$2,528,787	—

Treasury Trust Fund / Select	$2,502,813	$1,751,966	$2,502,813	$1,751,966

MuniCash / Dollar	$11,124	—	$11,124	—

*	Share classes that had no shares outstanding throughout the fiscal year ended October 31, 2021 or that otherwise paid no fees to Service Organizations have been excluded from the chart.

Expenses

A Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers (except the Chief Compliance Officer) or employees of the Trust’s service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds’ computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. To qualify for treatment as a regulated investment company, it must generally meet three annual tests.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were to fail to qualify as a regulated investment company notwithstanding the availability of certain relief provisions, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute with respect to each calendar year at least 98% of its ordinary taxable income for the calendar year and at least 98.2% of its capital gain net income (excess of net long-term capital gains over net short-term capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Funds may invest in debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the income earned by a Fund in a taxable year from such investments may not be represented by cash income, the Fund may have to dispose of securities that it might otherwise have continued to hold, or may have to borrow, to generate cash to satisfy its distribution requirements.

Interest and gain received by a Fund in connection with an investment in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Imposition of such taxes will reduce the return of the affected Fund.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which agents or independent contractors are located, in which it is otherwise deemed to be conducting business or from which it is deriving income or otherwise has established a taxable nexus, a Fund may be subject to the tax laws of such states or localities, which may or may not be based on net income and, if based on net income, may not conform to federal income tax principles.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular federal income tax. Exempt-interest dividends are included, however, in determining the portion of a shareholder’s social security benefits and railroad retirement benefits that are subject to federal income taxes. Funds that invest in tax-exempt securities may at times buy such securities at a discount to their original issue price or, for securities issued with original issue discount, their revised issue price. For federal income tax purposes and for purposes of New York State, New York City, California personal income taxes and certain other state and local personal income taxes, all or a portion of such discount may be treated as “market discount,” which is taxable as ordinary income (without regard to the exempt nature of the security) either when the security is disposed of at a gain or, if the particular Fund so elects, over the remaining term of the security. Market discount income is characterized as ordinary taxable income when distributed as a dividend to shareholders. Certain dividend income and long term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a registered investment company to a non-corporate shareholder may be taxable to such shareholder at long-term capital gain rates provided the shareholder has held the shares on which the dividend was paid for at least 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain accumulated dividends with respect to preferred stocks, the shareholder has held the shares on which the dividend was paid for at least 91 days during the 181-day period that begins on the date that is 90 days before the date on which the shares become ex-dividend with respect to such dividend). However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to the shares; to the extent not disallowed, such loss will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Such loss will be allowed, however, in the case of shares in a Fund that declares exempt interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in the shareholder’s shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (that is, gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Because each Institutional Fund offers and redeems its shares using a floating NAV, a redeeming shareholder may realize gains and losses because of differences between the NAV at which shares are acquired and the NAV at which shares are redeemed. Ordinarily, any gains and losses realized would have to be accounted for separately. In addition, because of the so-called “wash sale” rules, any loss realized by a shareholder on a redemption of Institutional Fund shares would ordinarily be disallowed to the extent such shareholder acquired new shares of the same Institutional Fund within 30 days before or after such a redemption.

The Treasury Department and IRS have determined not to apply the wash sale rules to the redemption of investment company shares if the investment company is regulated as, and holds itself out as, a money market fund under Rule 2a-7 of the 1940 Act and has a floating rate NAV at the time of redemption or has a fixed NAV and the shareholder has adopted the simplified aggregate accounting method described in the following sentence. In addition, a shareholder in a money market fund (whether or not it has a floating NAV) may elect to adopt a simplified, aggregate accounting method under which gains and losses can be netted based on the shareholder’s taxable year rather than reported separately. Shareholders are urged to consult their tax advisors before deciding to adopt such accounting method.

If the Board imposes a liquidity fee on share redemptions of an Institutional Fund because of a drop in such Institutional Fund’s weekly liquid assets below certain levels, the amount that would ordinarily be payable to a redeeming shareholder of such Institutional Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. The liquidity fee cannot be separately claimed as a deduction.

Any such liquidity fee will constitute an asset of the imposing Institutional Fund and will serve to benefit non-redeeming shareholders. However, the Institutional Funds do not intend to distribute such fees to non-redeeming shareholders. Such fees may, however, raise an Institutional Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If an Institutional Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Institutional Fund at such time.

If the value of assets held by a Government Fund declines, the Board may authorize a reduction in the number of outstanding shares of the Government Fund in order to preserve a NAV of $1.00 per share. The basis of any shares eliminated in this manner from a shareholder’s account would be added to the basis of the shareholder’s remaining shares of the Government Fund; a shareholder disposing of shares at that time might recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of the Government Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced.

Except with respect to (i) an Institutional Fund with a floating rate NAV or (ii) a Government Fund with a fixed NAV where the shareholder has adopted the aggregate accounting method described above, a loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed as a “wash sale” if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 24% withholding tax on ordinary income dividends, capital gain dividends and redemption amounts (“backup withholding”). Backup withholding could be required on distributions paid by California Money Fund, MuniCash and New York Money Fund if such Fund does not reasonably estimate that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders that do not have certified taxpayer identification numbers on file with a Fund or that, to a Fund’s knowledge, have furnished incorrect numbers. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a registered investment company are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates. Net investment income does not include exempt-interest dividends received from a Fund.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities (other than pass-through entities to the extent owned by U.S. persons) will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Capital gain dividends paid to shareholders that are nonresident aliens or foreign entities, if and to the extent properly reported as capital gains dividends, generally will not be subject to 30% withholding tax, unless certain exceptions apply. Dividends derived by a regulated investment company from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. Where possible, each Fund intends to report distributions in this manner. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (in the case of individuals), W-8BEN-E (in the case of entities) or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as consisting of qualified short-term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states and localities exempt from taxation dividends paid by registered investment companies that are derived from interest on United States Treasury obligations. State and local law varies as to whether dividend income attributable to United States Treasury obligations is exempt from income tax.

The following is applicable to California Money Fund, MuniCash and New York Money Fund only:

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of securities whose interest is excluded from gross income under Section 103(a) of the Code or otherwise tax-exempt interest, such as obligations of the United States or its agencies or instrumentalities. In purchasing exempt securities, the Funds intend to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and taxable income for state and local tax personal income purposes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. If a Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on exempt securities and reported by the Fund as exempt-interest dividends in a written statement furnished to its shareholders may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code or otherwise exempt. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as exempt-interest dividends for federal income tax purposes will be the same for all shareholders receiving dividends from the Fund with respect to such year.

Shares of the Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) who occupies more than 5% of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Future legislation, regulations, rulings or court decisions may cause interest on municipal obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on municipal obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such municipal obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund.

* * *

The foregoing is only a summary of some of the tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS

General

Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares (other than Premier Shares) normally begin accruing dividends on the business day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed. If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed. Unless they are reinvested, dividends are paid monthly.

Each Fund’s net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund’s assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g., legal, accounting and Trustees’ fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund’s Administration Shares, Capital Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Private Client Shares and/or Select Shares bear exclusively the expense of fees paid to Service Organizations. (See “Management of the Funds — Service Organizations.”)

As stated, the Trust uses its best efforts to maintain the NAV per share of each Government Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any Government Fund, it is possible that a Government Fund’s NAV per share may fall below $1.00.

ADDITIONAL DESCRIPTION CONCERNING SHARES

The Trust was organized as a Delaware statutory trust on October 21, 1998. The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board has authorized the issuance of nine series of shares designated as TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund. The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders of a Fund owning at least 25% of the Fund’s shares, the Trust will call for a meeting of shareholders of such Fund to consider the removal of one or more Trustees and certain other matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a Fund of the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund’s Administration, Capital, Cash Management, Cash Reserve, Dollar, Private Client and Select Shares, as described in “Service Organizations” above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund’s arrangements with its Service Organizations. Further, shareholders of each of the Funds will vote in the aggregate and not by Fund except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust’s shares of beneficial interest (or of any class voting as a class) in connection with any Trust action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust’s Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of beneficial interest voting without regard to class (or portfolio).

COUNSEL

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[            ], with offices at [            ], serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto in the Trust’s Annual Report to Shareholders for the fiscal year ended October  31, 2021 (the “2021 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2021 Annual Report are incorporated by reference herein. The financial statements and financial highlights included in the 2021 Annual Report have been audited by [            ]. The report of [             ] is incorporated herein by reference. Such financial statements and financial highlights have been incorporated herein in reliance upon such report given upon [             ]’s authority as experts in accounting and auditing. The unaudited financial statements, financial highlights and notes thereto in the Trust’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2022 (the “2022 Semi-Annual Report”) are incorporated into this SAI by reference. No other parts of the 2022 Semi-Annual Report are incorporated by reference herein. Additional copies of the 2021 Annual Report and the 2022 Semi-Annual Report may be obtained at no charge by telephoning the Trust at the telephone number appearing on the front page of this SAI.

MISCELLANEOUS

Proxy Voting Policies and Procedures

The Board has delegated the voting of proxies for the Funds’ securities to BlackRock pursuant to BlackRock’s proxy voting guidelines and procedures (the “BlackRock Proxy Voting Guidelines”). Under the BlackRock Proxy Voting Guidelines, BlackRock will vote proxies related to Fund securities in the best interests of the

Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of BlackRock, or any affiliated person of the Fund or BlackRock, on the other. BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BlackRock’s Corporate Governance Group from BlackRock’s employees with sales and client responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. Copies of the Funds’ Proxy Voting Policy, BlackRock’s Global Corporate Governance & Engagement Principles and BlackRock’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Appendix D.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

Additional Payments by BlackRock

From time to time, BlackRock, BRIL and/or their affiliates (referred to in this section collectively as “BlackRock”) may compensate Service Organizations for the sale and distribution of shares of a Fund, for services to a Fund and its shareholders and/or for data provision or technology support. A Service Organization may perform these obligations itself or may arrange for a third party to perform them. BlackRock may also make payments to Service Organizations as part of an effort to enhance its business relationship with such entities trading on technology platforms. These payments, which are not made pursuant to a Plan or otherwise paid by a Fund, are referred to as “Additional Payments” herein.

Additional Payments are made from BlackRock’s own assets (which may come directly or indirectly from fees paid by a Fund to BlackRock for various services, such as investment advisory services). These payments are not an additional charge to a Fund or its shareholders and do not change the price paid by shareholders for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Additional Payments made to Service Organizations are in addition to any distribution or shareholder servicing fees paid under any Plan of any Fund, any sales charges, commissions or other concessions described in the prospectuses or this SAI, and any administrative, networking, recordkeeping, sub-transfer agency or sub-accounting fees payable by a Fund. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. While FINRA regulations limit the sales charges that shareholders may bear, there are no limits with regard to the amounts that BlackRock may pay out of its own assets.

Additional Payments may be made as a fixed dollar amount, may be based on the number of customer accounts maintained by a Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, or may be calculated on another basis.

BlackRock negotiates Additional Payments with each Service Organization on an individual basis. Additional Payments may be different for different Service Organizations, and some Service Organizations may be paid pursuant to more than one of the calculations described above. Not all Service Organizations receive Additional Payments. Sales-based payments primarily create incentives to make new sales of shares of the Fund, and asset-based payments primarily create incentives to retain previously sold shares of the Fund. The level of payments made to these Service Organizations in any year will vary and may be limited to specific Funds or share classes. In certain cases, these payments may be subject to certain minimum payment levels.

The aggregate amount of Additional Payments made by BlackRock may be substantial and may be significant to certain Service Organizations. The categories of Additional Payments listed below are not mutually exclusive. The same Service Organization, or one or more of its affiliates, may receive payments under more than one category of Additional Payments.

A. Distribution and Marketing Support

Additional Payments may be made by BlackRock for distribution and marketing support activities. These payments may take the form of, among other things, “due diligence” payments for a Service Organization’s examination of a Fund; payments for providing extra employee training and information relating to a Fund; fees for access (in some cases on a preferential basis) to the Service Organization’s registered representatives, salespersons or other personnel, including at sales meetings and conferences; “shelf space” payments for placing the Fund on the Service Organization’s platform(s); “listing” fees for the placing of the Fund on a dealer’s list (which may be a preferred or recommended list) of mutual funds available for purchase by its customers or in certain sales programs from time to time; fees for providing assistance in promoting the sale of the Fund’s shares (which may include promotions in communications with the Service Organization’s customers, registered representatives, salespersons and/or other personnel); payments for the sale of shares and/or the maintenance of share balances; transaction fees (also referred to as “ticket charges”); and payments for infrastructure support. These payments normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

B. Shareholder Services

Many Fund shares are owned or held by Service Organizations for the benefit of their customers. In these situations, a Fund may not maintain accounts in the name of the customers, and Service Organizations may perform some of the functions for these customers’ accounts that the transfer agent would have performed if the accounts had been in the customers’ names on the Fund’s books. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as “recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. Additional Payments may exceed amounts that would be earned on these assets by the transfer agent for the performance of these or similar services. These Additional Payments made by BlackRock are in addition to any transfer agent, shareholder servicing and transaction processing fees paid by a Fund, as applicable.

C. Data Provision and Technology Support

BlackRock may make Additional Payments to Service Organizations for the provision of certain analytical or other data services relating to the Funds, such as statistical information regarding sales of the Funds, or technology support. Such Additional Payments are generally made as a fixed dollar amount, and not based on assets or sales.

D. Service Organizations Receiving Additional Payments

As of the date of this SAI, the Service Organizations listed below, and, in some cases, certain of the Service Organization’s affiliates, may be receiving one or more types of Additional Payments. This list may change over time, and BlackRock may pay Service Organizations or their affiliates additional types of Additional Payments in the future. Please contact your Service Organization to determine whether it or its affiliate currently may be receiving such payments and to obtain further information regarding any such payments.

AccuTech Systems Corporation

ADP Broker-Dealer, Inc.

Advisor Group, Inc.

Alight Solutions LLC

Allianz Life Financial Services, LLC

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

American Enterprise Investment Services, Inc.

American General Life Insurance Company

American United Life Insurance Company

Annuity Investors Life Insurance Company

Ascensus Broker Dealer Services, Inc.

Ascensus, Inc.

Avantax Investment Services, LLC

Bancroft Capital LLC

Bank of America, N.A.

Bank of New York Mellon, The

Barclays Capital Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Beta Capital Securities LLC

BlackRock Advisors, LLC

BMO Capital Markets Corp.

BNP Paribas Investment Partners UK Limited

BNY Mellon, N.A.

BofA Securities, Inc.

BOKF, N.A.

Brighthouse Life Insurance Company

Brighthouse Life Insurance Company of NY

Broadridge Business Process Outsourcing, LLC

Brown Brothers Harriman & Co.

Cabrera Capital Markets, LLC

Cadaret Grant & Co., Inc.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Group

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

Charles Schwab Trust Bank

Chicago Mercantile Exchange Inc.

CIM Investment Management, Inc.

Citco Securities, LLC

CitiBank, National Association

Citigroup Global Markets, Inc.

Citizens Bank

Citizens Business Bank

CME Shareholder Servicing LLC

CMFG Life Insurance Company

Comerica Bank

Commonwealth Financial Network

Computershare Trust Company

Conduent HR Services, LLC

CSC Trust Company of Delaware

CUSO Financial Services, L.P.

Delaware Life Insurance Company

Delaware Life Insurance Company of New York

Deutsche Bank AG

Deutsche Bank Trust Company Americas

Digital Retirement Solutions, Inc.

Dunham & Associates Investment Counsel, Inc.

Edward D. Jones & Co., L.P.

Empire Fidelity Investments Life Insurance Company

Envestnet Asset Management, Inc.

Equitable Advisors, LLC

Equitable Life Insurance Company

E*trade Savings Bank

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Life Insurance Company

Fifth Third Securities, Inc.

First Allied Securities, Inc.

First Command Financial Planning, Inc.

First Hawaiian Bank

First Republic Bank

First Security Benefit Life Insurance and Annuity Company of New York

First Symetra National Life Insurance Company of New York

FIS Brokerage & Securities Services LLC

Forethought Life Insurance Company

FSC Securities Corporation

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Global Atlantic Distributors, LLC

Goldman Sachs & Co.

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

Great-West Life & Annuity Insurance Company of New York

Guardian Insurance & Annuity Co., Inc., The

GWFS Equities, Inc.

Hancock Whitney Bank

Hartford Funds Management Company

Hartford Securities Distribution Company, Inc.

Hazeltree Fund Services, Inc.

Hightower Securities, Inc.

Hilltop Securities Inc.

HSBC Bank USA, N.A.

Huntington Securities, Inc.

Institutional Cash Distributors, LLC

Integrity Life Insurance Company

Investment Trust of California

J.P. Morgan Institutional Investments Inc.

J.P. Morgan Securities LLC

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

Kestra Investment Services, LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Lincoln Retirement Services LLC

Lombard International Life Assurance Company

LPL Financial LLC

M&T Securities Inc.

Manufacturers and Traders Trust Company

Massachusetts Mutual Life Insurance Company

Members Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metavante Corporation

Metropolitan Life Insurance Company

Mid Atlantic Clearing & Settlement Corporation

Midland Life Insurance Company

Minnesota Life Insurance Company

Mischler Financial Group

Mizuho Securities USA Inc.

MML Distributors, LLC

MML Investors Services, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Distribution, Inc.

Morgan Stanley Smith Barney LLC

MUFG Union Bank, National Association

National Financial Services LLC

National Integrity Life Insurance Company

National Life Insurance Company

Nationwide Financial Services, Inc.

Nationwide Fund Distributors LLC

Nationwide Retirement Solutions

NCB Federal Savings Bank

New England Pension Plan Systems, LLC

New York Life Insurance and Annuity Corporation

Newport Retirement Services, Inc.

NEXT Financial Group, Inc.

Northbrook Bank & Trust Company

Northern Trust Company, The

Northwestern Mutual Investment Services, LLC

NYLife Distributors LLC

Oppenheimer & Co., Inc.

Orion Advisor Services, LLC

Pacific Life & Annuity Company

Pacific Life Insurance Company

Pacific Select Distributors, LLC

Park Avenue Securities LLC

Penserra Securities LLC

Pershing LLC

PFPC Inc.

Piper Jaffray & Co.

PNC Bank, National Association

PNC Capital Markets LLC

PNC Investments LLC

Principal Bank

Principal Life Insurance Company

Protective Life and Annuity Insurance Company

Protective Life Insurance Company

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Annuities Distributors, Inc.

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

RiverSource Distributors, Inc.

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Sammons Retirement Solutions, Inc.

Santander Bank, N.A.

Saturna Trust Company

Securities America, Inc.

Securities Finance Trust Company

Security Benefit Life Insurance Company

Security Financial Resources, Inc.

Security Life of Denver Insurance Company

SEI Private Trust Company

SG Americas Securities, LLC

Silicon Valley Bank

Sorrento Pacific Financial LLC

Standard Insurance Company

State Farm Life and Accident Assurance Company

State Farm Life Insurance Company

State Farm VP Management Corp.

State Street Global Markets, LLC

Stifel, Nicolaus & Company, Incorporated

Summit Brokerage Services, Inc.

SVB Asset Management

Symetra Life Insurance Company

Syntal Capital Partners, LLC

T. Rowe Price Retirement Plan Services, Inc.

Talcott Resolution Life and Annuity Insurance Company

Talcott Resolution Life Insurance Company

TD Ameritrade Clearing, Inc.

TD Ameritrade, Inc.

TD Prime Services (US) LLC

Teachers Insurance and Annuity Association of America

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Treasury Brokerage

Triad Advisors, LLC

Truist Bank

U.S. Bancorp Investments, Inc.

U.S. Bank, National Association

UBATCO & Co.

UBS Financial Services, Inc.

UBS Securities LLC

Ultimus Fund Solutions, LLC

UMB Bank, National Association

United States Life Insurance Company in the City of

New York, The

VALIC Retirement Services Company

Vanguard Group, Inc., The

Vanguard Marketing Corporation

Voya Financial Advisors, Inc.

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Insurance and Annuity Company

Voya Investments Distributor, LLC

Voya Retirement Insurance and Annuity Company

Waddell & Reed, Inc.

Wells Fargo Advisors, LLC

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments, LLC

Wells Fargo Securities, LLC

Wilmington Trust, National Association

Woodbury Financial Services, Inc.

ZB, National Association

E. Sponsorship and Other Incentive Payments and Services

In addition to the Additional Payments described above, BlackRock may contribute to various other incentive arrangements to promote the sale of shares, including hosting proprietary and financially sponsoring Service Organizations’ training and educational seminars, conferences, meetings or events. BlackRock may also pay for the travel, meal, lodging and other expenses of Service Organizations and their salespersons or other personnel in connection with educational and sales promotional programs. This compensation is not included in, and is made in addition to, the Additional Payments described above. These payments may be made directly to the Service Organizations or their affiliates, or to a third party vendor, and may vary depending upon the nature of the event or the relationship and are subject to applicable laws and regulations, including the rules of applicable self-regulatory organizations, such as FINRA. BlackRock may pay Service Organizations additional types of incentive compensation in the future to the extent not prohibited by applicable laws or regulations.

Separately, BlackRock has developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Service Organizations. BlackRock configures these tools and calculators and localizes the content for Service Organizations as part of its customary digital marketing support and promotion of the Funds or other BlackRock funds, iShares ETFs and other exchange-traded products.

F. Conflicts

Additional Payments made by BlackRock to a Service Organization or its affiliates or other incentive arrangements may be an important factor in the Service Organization’s willingness to support the sale of a Fund and/or particular share class through its distribution system or to perform services with respect to such Fund. Additional Payments and other incentive arrangements may also be important factors in the Service Organization’s willingness to recommend the BlackRock Fund complex in general.

BlackRock may be motivated to pay Additional Payments and other incentive compensation to promote the sale of Fund shares to customers of Service Organizations and the retention of those investments by such customers. To the extent Service Organizations sell more shares of a Fund or retain shares of a Fund in their customers’ accounts, BlackRock benefits from the incremental management and other fees paid by the Fund with respect to those assets.

Service Organizations may have financial incentives for recommending a particular Fund, share class or fund complex over another. Service Organizations may charge their customers additional fees in connection with the purchase or redemption of Fund shares or for account-related services which are in addition to the sales and other charges described in the Fund’s prospectuses and this SAI. Such charges may vary among Service Organizations but in all cases will be retained by the Service Organization and will not be remitted to a Fund or BlackRock.

Shareholders should consider whether such incentives exist when evaluating any recommendations from a Service Organization to purchase or sell shares of a Fund and when considering which share class is most appropriate. You should consult with your Service Organization, and review carefully any disclosure by the Service Organization, as to compensation received by it or its affiliates and for more information about the payments described above.

Shareholder Vote

As used in this SAI, a “majority of the outstanding shares” of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund’s shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

As of October 31, 2021, the value of a Fund’s aggregate holdings, if any, of the securities of each of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents is set forth below:

TempCash Regular Broker Dealer	Security	Value ($000)

Mizuho Securities USA LLC	D	$273,905

Credit Agricole Securities (USA) Inc.	D	$202,960

Barclays Capital, Inc.	D	$154,986

RBC Capital Markets, LLC	D	$109,004

Citigroup Global Markets Inc.	D	$39,968

TempFund Regular Broker Dealer	Security	Value ($000)

Credit Agricole Securities (USA) Inc.	D	$329,780

Mizuho Securities USA LLC	D	$261,587

RBC Capital Markets, LLC	D	$215,006

Barclays Capital, Inc.	D	$139,483

Skandinaviska Enskilda Banken AB	D	$109,966

Citigroup Global Markets Inc.	D	$64,961

BofA Securities, Inc.	D	$8,500

Certain Record Holders

To the knowledge of the Trust, the following entities owned of record or beneficially 5% or more of a class of a Fund’s shares as of [    ], 2022:

Name	Address	Percent
[ ]	[ ]	[ ]

APPENDIX A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors nor an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies, the uncertain impact of federal and State financial assistance available to address the impact of the COVID-19 pandemic, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in California, developments in municipal bankruptcies and significant unfunded pension and other post-employment benefit liabilities, could have an adverse impact on the financial condition of the State and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.

The Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of State, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

The following summary is based upon the most recent publicly available State budget documents, specifically, the 2022-23 Governor’s Budget (defined below), which was released by the Governor of the State (the “Governor”) on January 10, 2022, the State Legislative Analyst’s Office (“LAO”) review of the State budget documents and offering statements relating to public debt offerings of the State. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, particularly in light of the ongoing and evolving COVID-19 pandemic, and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.

Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

Overview; COVID-19 Pandemic

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual State budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). The Governor released his initial budget proposal for fiscal year 2022-23 on January 10, 2022 (the “2022-23 Governor’s Budget”). State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The Governor is required to sign the budget by the start of the fiscal year on July 1. The Governor signed the fiscal year 2021-22 budget (the “2021-22 Budget”) on June 28, 2021. The State Legislative Analyst’s Office (“LAO”) releases analysis of the Governor’s various budget proposals throughout the year.

COVID-19 Pandemic-General Impact. The outbreak of COVID-19, a strain of coronavirus that can result in severe respiratory disease, was declared a pandemic by the World Health Organization (the “COVID-19 pandemic”) in March 2020. In response to the COVID-19 pandemic, the State, like other state and local government authorities, implemented, and revised from time to time, restrictions on mass gatherings that resulted in widespread closings and modifications of the operations of government, businesses, universities and schools. The severe drop in economic activity commencing in spring 2020 caused by the COVID-19 pandemic resulted in a recession (“COVID-19 recession”) that ended the nation’s record-long economic expansion in February 2020. According to the State, this recession lasted until April 2020. These efforts to restrict mass gatherings initially resulted in declines in State and local government revenues from recent levels, as well as increased expenditures by the State and local governments required to manage and mitigate the COVID-19 pandemic’s impact. The State and the State Treasury General Fund (the “General Fund”), as well as local governments throughout the State, were initially adversely impacted by the health-related and economic impacts of the COVID-19 pandemic, which disrupted large sectors of the State economy and remains a risk to the State’s finances as well as the finances of local governments.

COVID-19 Pandemic-Unemployment. The COVID-19 pandemic had an immediate impact on the State’s unemployment rate; however, the impact has lessened since the early days of the pandemic. The April 2020 unemployment rate in the State of 16% was higher than the highest rate of unemployment during the preceding national recession (the “Great Recession”) of 12.3% in the fourth quarter of 2010. California’s unemployment rate was 6.5% in December 2021, down from the April 2020 high but still 2.6% higher than the national unemployment rate of 3.9%.. The labor force participation rate in the State normally stays fairly constant. However, during the COVID-19 recession, the percentage of the working age population in the State labor force decreased from 62.3% in the first quarter of 2020 to 59.8% in the second quarter. The State now projects the decline in nonfarm jobs from March and April of 2020 to be recovered by the second quarter of 2023, or about three years after the job losses occurred. In November 2021, the State disclosed that it expects job creation to be bifurcated, with some low-wage sectors (defined as a sector that has an average wage below the overall nonfarm average wage) which were hard-hit by the COVID-19 recession to remain below their 2019 levels through at least the end of calendar year 2024.

The high unemployment rates increased expenditures for unemployment benefits. Although unemployment insurance benefits are primarily supported by federal funding and employer taxes, the State expects to continue to borrow from the federal government to pay its share of unemployment benefits. The State’s unemployment fund deficit funded through federal loans was $19.4 billion as of the 2022-23 Governor’s Budget. The repayment of the principal of this federal loan to cover the unemployment fund deficit is an employer responsibility paid through a reduction in federal tax credits and not a liability of the State’s General Fund. However, the General Fund is responsible to pay interest on the federal loan. In fiscal year 2022-23, the 2022-23 Governor’s Budget estimated the annual interest payment on the federal loan payable from the General Fund will be approximately $500 million. In addition, the 2022-23 Governor’s Budget proposes to use $3 billion of General Fund revenues to pay down a portion of the federal loan in order to reduce the future tax burden of employers in the State as well as the amount the State pays as interest on the loan.

COVID-19 Pandemic-Revenue Forecasts. The immediate impact of the COVID-19 pandemic on the State’s economy was profound. However, since the release of the 2020-21 Budget in June 2020, the economic outlook and revenue forecast for the State improved dramatically. The 2022-23 Governor’s Budget did not project any future structural deficits; however, it did caution that risks to the economic forecast remain, including a stock market decline that would impact State revenues, persistent supply chain issues as well as the potential effects of COVID-19 case surges that happened after the economic forecast was finalized in November 2021. To address this risk the 2022-23 Governor’s Budget continued to prioritize one-time spending over ongoing programs, allocating 86% of discretionary funds to one-time spending to avoid overcommitting to ongoing programs and spending that cannot be easily adjusted when the State experiences significant revenue declines.

The long-term General Fund revenue forecast table below shows the State’s forecast for its main General Fund revenue sources as of the 2022-23 Governor’s Budget for fiscal years 2020-21 through 2025-26. Total General Fund revenue from these sources is projected to grow from $180.1 billion in 2020-21 to $215.6 billion in 2025-26. The average year-over-year growth rate for this period is 3.7 percent, which follows growth of nearly 30 percent from 2019-20 to 2020-21. See also, “Recent Financial Results” below.

Long-Term Revenue Forecast

(General Fund Revenue — dollars in billions)(1)

	2020-21	2021-22	2022-23	2023-24	2024-25	2025-26

Personal Income Tax	$128.2	$120.9	$130.3	$135.1	$152.0	$152.0

Sales and Use Tax	$29.1	$30.9	$32.2	$33.0	$35.4	35.4

Corporation Tax	$22.8	$32.9	$23.7	$29.6	$28.1	28.1

Total(2)	$180.1	$184.6	$186.2	$197.7	$205.6	$215.6

Growth		2.5%	0.9%	6.2%	4.0%	4.9%

(1)	From 2022-23 Governor’s Budget
(2)	Totals may not add due to rounding

The personal income tax forecast has been significantly upgraded since the forecast included in the 2020-21 Budget in June 2020 due to a more optimistic economic outlook, but particularly wages, proprietorship income and capital gains. The personal income tax is the State’s largest revenue source and is expected to comprise 66.6% of all General Fund revenues in fiscal year 2022-23. As described herein, the State has a very progressive income tax structure with the top one percent of taxpayers generally paying more than 40% of all personal income tax. See “Recent Financial Results.”

The severity of the COVID-19 pandemic’s effects on taxable spending and sales tax revenues has also been smaller than expected due in part to a shift in spending from services to goods, which are more likely to have sales tax levied on them than services. The State has also benefitted from legislation passed in the wake of the South Dakota vs. Wayfair, Inc. case, which has allowed the State to capture taxes on sales that have shifted online due to the COVID-19 pandemic. Increases in revenue forecasts for corporation tax as compared to those included in the 2020-21 Budget in June 2020 reflect an improved forecast for C-corporation profits as large businesses that pay the significant majority of the state corporate taxes have, in large part, been able to adapt to the COVID-19 pandemic as well as certain other tax law changes that shift some tax revenue from personal income tax to corporation tax.

Impact of COVID-19 Pandemic on Obligations of Local Governments. Local governments in the State also initially experienced material adverse effects to their finances as a result of COVID-19 pandemic effects on local revenue sources as well as temporarily reduced distributions from the State. However, after issuing negative views for all public finance sectors in April 2020, S&P has now revised all public finance sector views back to stable with the exception of parking which has a negative outlook and airports which now have a positive outlook. A negative sector view indicates that there will likely be more negative ratings actions in a sector than positive ratings actions. A positive sector view indicates that there will likely be more positive ratings actions in a sector than negative ratings actions. S&P cited a favorable national economic outlook despite headwinds related to inflation, supply chain challenges, tight labor markets and rising interest rates. See “Bond Ratings” and “Obligations of Other Issuers” herein.

While it is impossible to describe in detail the impact on specific local bond issuances, the economic effects of the COVID-19 pandemic may continue to affect or impair the credit quality of a variety of local California issuances, including parking, airport and port revenue bonds, toll road revenue bonds, bonds supported by hotel or occupancy use taxes, housing or developments secured by incremental tax revenue, and bonds supported directly or indirectly by convention center, stadium or arena revenue depending on the specific effects on specific local governments. The ability of local governments to address any budget shortfalls are constrained by constitutional limitations, included limited taxing and borrowing powers and balanced budget requirements, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon many local governments and have been the principal cause of several well-publicized municipal bankruptcy filings.

Economic Factors

California is by far the most populous state in the nation; indeed, California is almost 40% larger than Texas, the second-ranked state, according to the most recent population estimates released by the United States Census Bureau. California’s population was an estimated 39.4 million as of July 1, 2021, down 0.4% from July 1, 2020. In the last half of the decade, California’s population growth has slowed due to; declining births correlated with changes in education, marriage, and work decisions; rising deaths from an aging population; and reduced net migration from recent decreases in foreign immigration. The COVID-19 pandemic exacerbated these trends and drove the state’s population growth negative in fiscal year 2020-21. California’s 0.5% annualized rate of growth since 2010 is lower than in preceding decades, but is comparable to the national growth rate during the same period (0.7%), and is two and a half times the European Union’s population growth rate (0.2%).

California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California’s economy accounted for nearly 15% of the U.S. gross domestic product (“GDP”) in calendar year 2020. California remained the fifth largest economy in the world in 2020, with a GDP of $3.1 trillion in current dollars.

The 2022-23 Governor’s Budget reported that U.S. headline inflation rose by 6.8% year–over–year in November 2021. According to the 2022-23 Governor’s Budget, this was the fastest pace since 1982 and the seventh consecutive month above 5%. California headline inflation rose by 5.6% year–over–year in October 2021–its fastest pace since 1990. California’s inflation rate has exceeded 4% since April 2021. According to the State’s Department of Finance, both the state and the nation, food, energy, and transportation prices continued to be the main drivers of inflation through November 2021.

California’s headline inflation is projected to decelerate to around pre-pandemic trends of slightly above 3% by the first quarter of 2023, after averaging 4.2% and 3.8% in 2021 and 2022, respectively. Inflation is then projected to slowly rise to 3.3% by 2025. California inflation is projected to be about one percentage point higher than the U.S. rate beginning in 2023, consistent with pre-pandemic trends, as the state’s higher housing and energy costs are assumed to continue to keep inflation higher than for the nation.

The expiration of temporary sales tax increases and increased percentages diverted to local governments due to realignment have reduced the amount of sales tax available to the State’s General Fund. See “The State Budget — Proposition 30 and Proposition 55” and “Local Governments — Realigning Services to Local Governments” below. Nevertheless, sales and use taxes remain a principal source of General Fund revenues. See “Recent Financial Results” below for a discussion of the percentage of State General Fund revenues that are derived from sales and use taxes. According to estimates in the 2022-23 Governor’s Budget, taxable sales are estimated to increase by 7.6% in 2021-22 and by 4.3% in 2022-23. Lower growth in fiscal years 2021-22 and 2022-23 when compared to fiscal year 2020-21 reflects spending shifting back from goods to services and the unwinding of temporary federal stimulus.

California’s housing demand was strong in 2020 and the median price for existing home sales rose to $717,930 in December 2020, 16.3% above the pre-pandemic record high of $617,410 set in August 2019. The median home price in the State continued to rise in 2021, and was at $782,480 as of November 2021, following seven months above or near the $800,000 mark. California residential housing units authorized by building permits averaged 105,000 in 2020, 4.7% lower than the 2019 pre-pandemic level of 110,000. Multi-family units were down by 14.2% in 2020 relative to 2019, whereas single-family units were up by 3.4%. The 2022-23 Governor’s Budget projected total housing permits to average 120,000 units in 2021 and to increase to 149,000 units by 2025.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, that have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the most significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local governments to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of local government issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of the full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Local government taxing entities, however, may raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. See “Obligations of Other Issuers” herein.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

For further discussion on Proposition 13, see “Local Governments — Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. In 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, each of which contains a number of provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local governments to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property-related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds that are required to provide the property-related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property-related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property-related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local government, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Limitations on the State’s Ability to Transfer Funds from Local Governments. In 2010, voters in the State approved Proposition 22, a constitutional initiative. Proposition 22, known as the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” eliminated or reduced the State’s authority to (i) temporarily shift property taxes from cities, counties and special districts to schools, (ii) use vehicle license fee revenues to reimburse local governments for State-mandated costs (i.e., the State will have to use other revenues to reimburse local governments), (iii) redirect property tax increment from redevelopment agencies (which have since been dissolved, see “Obligations of Other Issuers — Tax Increment and the Dissolution of Redevelopment Agencies” below) to any other local government, (iv) use State fuel tax revenues to pay debt service on State transportation bonds, or (v) borrow or change the distribution of State fuel tax revenues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters in 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the California State Legislature (the “State Legislature”) prior to the imposition of any change in State statute that results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax” and thus would require two-thirds vote of any governmental units for passage. As noted, Proposition 26 requires taxes for general governmental purposes to be approved by a majority vote and taxes for specific purposes to be approved by a two-thirds vote. Proposition 26 applied retroactively to any measures passed on or after January 1, 2010.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations for tax refunds, (v) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, (vi) appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) and (vii) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service responsibilities between government units. “Excess” revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess to taxpayers, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, few local governments have been operating near their spending limits, but this condition may change over time. Local governments may by majority voter approval exceed their spending limits for up to four years.

The State has rarely exceeded its appropriations limit. In recent years, however, State appropriations have trended closer to the limit. Strong revenue growth, coupled with more moderate growth in the appropriations limit, served to reduce the room under the limit. Two of the three growth factors, the change in civilian population and the change in K-14 average daily attendance, have dropped to less than one percent and have been negative, respectively, in a number of recent years. In fiscal year 2018-19, total spending exceeded the limit by $1.9 billion and total spending is expected to exceed the limit in fiscal year 2020-21 by $13.6 billion; however, the State has not exceeded the limit in a two-year cycle. Statutory changes enacted as part of the 2021-22 Budget allowed for over $30 billion in expenditures to be excluded from the appropriations limit as either emergency expenditures or because the expenditures were reclassified. Nevertheless, the 2022-23 Governor’s Budget projected that the State would exceed its appropriations limit in fiscal years 2020-21 and 2021-22. The estimates of the appropriations limit for fiscal years 2020-21 and 2021-22, as well as proposals to address the limit, will continue to be revised in connection with the adoption of the State budget for fiscal years 2022-23 and 2023-24, respectively. The 2022-23 Governor’s Budget noted that any monies deposited into reserves are not exempt from the appropriations limit and, therefore, increasing reserves is not an option to address the appropriations limit.

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-14 schools. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”) with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex and results in significant fiscal problems when General Fund revenues fall short of the projections on which the original appropriations to schools were made. In the 2020-21 Budget, the State committed to a supplemental payment on top of the Proposition 98 Guarantee because funding for schools had significantly declined due to declining revenues for the State. The State’s improved revenue estimates have resulted in not only significantly more funding for schools but also the highest funding level ever, and the State is no longer planning to provide additional one-time funds to schools for additional costs associated with the COVID-19 pandemic. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. New general obligation bonds, lease revenue bonds and other General Fund-supported debt are authorized by the voters and/or the State Legislature with lease revenue bonds generally authorized by the State Legislature. As of January 1, 2022, the State had approximately $69.2 billion of outstanding general obligation bonds payable principally from the State’s General Fund and approximately $31.4 billion of authorized and unissued General Fund-supported general obligation bonds. As of January 1, 2022, the State had approximately $8.5 billion in outstanding lease revenue bonds payable from lease payments paid from the operating budget of the respective lessees, the operating budgets of which are primarily, but not exclusively, derived from the General Fund. As of July 1, 2021, the State had $7.9 billion of authorized but unissued lease revenue bonds.

As of November 2021, debt service on General Fund-supported general obligation bonds and lease revenue debt was estimated to equal approximately 4.5% of General Fund revenues in fiscal year 2020-21 and 4.4% of General Fund revenues in fiscal year 2021-22. This debt service cost is calculated based on the amount of debt service to be paid without adjusting for reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.” Including those projected offsets would reduce debt service on General Fund-supported general obligation bonds and lease revenue debt to approximately 3.5% of General Fund revenues in both fiscal year 2020-21 and 2021-22. The actual General Fund debt ratio in future fiscal years will depend on a variety of factors, including actual debt issuance (which may include additional issuance approved in the future by the State Legislature and, for general obligation bonds, the voters), actual interest rates, debt service structure, and actual General Fund revenues and transfers.

Future Bond Issuance Plans. The amount of outstanding General Fund-supported debt, primarily general obligation bonds, may increase in coming years given the amount of authorized and unissued General Fund-supported bonds the State can issue. See “— Capital Facilities Financing” above. Based on estimates from the Department of Finance in November 2021, approximately $6.5 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $2.2 billion in lease revenue bonds are expected to be issued in fiscal year 2021-22. However, the exact amount that may be issued will depend on overall budget constraints, market conditions and other factors including updated information provided to the Department of Finance by other departments in the State regarding funding needs and actual spending. The State also issues refunding bonds as market conditions warrant.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. However, the State has not issued revenue anticipation notes since fiscal year 2014-15. In November 2021, the State observed that, even with the effects of the COVID-19 pandemic, the State is not expected to issue revenue anticipation notes in fiscal year 2021-22. In November 2021, the State estimated a cash cushion of unused internal borrowable resources of at least $45 billion at the end of each month through the end of fiscal year 2021-22.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. From time to time, the State Legislature has deferred various payments due under State statute in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. None of these revenue bonds are backed by the State’s faith and credit or taxing power. As of June 30, 2021, the various State revenue bond financing programs had approximately $40.5 billion in outstanding bonds, and the various State financing authorities had approximately $32.2 billion of outstanding revenue bonds. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with approximately $25.2 billion of outstanding revenue bonds secured by certain revenues of the University of California as of June 30, 2021. Other State agencies and authorities with significant bond programs include the California State University system, with approximately $7.9 billion of outstanding revenue bonds secured by certain revenues of the California State University; the State Department of Water Resources, which had approximately $3.3 billion of outstanding revenue bonds secured by power and water users; the California Health Facilities Financing Authority, which had $15.4 billion in outstanding revenue bonds secured primarily by revenues of various health facilities; and the California Education Facilities Authority, which had approximately $4.3 billion of outstanding revenue bonds secured primarily by revenues of various educational facilities, as of June 30, 2021.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. The 2022-23 Governor’s Budget projected that personal income tax, sales and use tax and corporation tax will contribute 66.6%, 16.5% and 12.1%, respectively, of total General Fund revenues and transfers in fiscal year 2022-23, for a cumulative estimated total of 95.1% of General Fund revenues after accounting for $1.6 billion in transfers out of the General Fund in fiscal year 2022-23.

The State’s personal income tax structure is highly progressive, with rates ranging from 1% to 12.3%. For example, for the 2019 tax year, the State reported that the top one percent of income earners paid over 45% of personal income taxes. This percentage has been greater than 40% in every year since 2004, except for 2009. The personal income tax was made even more progressive with the passage of Proposition 30 (defined below), which imposed additional taxes on earnings over $250,000, resulting in an income tax of 12.3% on earnings over $1 million. In November 2016, the voters in the State approved an extension of this portion of Proposition 30 through the end of calendar year 2030.

A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile. For example, over the last 10 years, capital gains tax receipts accounted for over 10% of General Fund revenues and transfers in fiscal year 2016-17 but were less than 5% in fiscal year 2010-11. During the Great Recession, capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to just under $3 billion in fiscal year 2009-10, a 67% decline. However, because the economic hardship of the COVID-19 pandemic largely impacted low-income taxpayers, the State’s progressive tax structure resulted in only a moderate slowdown of personal income tax revenue during the pandemic.

The 2022-23 Governor’s Budget projects that capital gains would account for approximately 12.3% of General Fund revenues and transfers in fiscal year 2020-21, 12.7% in fiscal year 2021-22, and 11.8% in fiscal year 2022-23. The State has observed that forecasting revenues associated with capital gains is subject to significant uncertainty because realizations are heavily dependent upon stock market performance and when taxpayers choose to buy or sell stock. The volatility in the percentage of General Fund revenues and transfers attributable to capital gains tax receipts is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers. Proposition 2 (defined below) mitigates some of the capital gains volatility by requiring spikes in capital gains tax revenue to be used to repay the State’s debts and liabilities and to be deposited in the Budget Stabilization Account (“BSA).

The State is required to maintain the Special Fund for Economic Uncertainties (“SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but the SFEU is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. The State now projects a balance in the SFEU of $3.1 billion at the end of fiscal year 2022-23. However, the amount in the SFEU at the end of any particular fiscal year may differ materially from the amount projected at the time the related Budget for that fiscal year was adopted.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which provides for the Proposition 98 Guarantee. The Proposition 98 Guarantee is calculated each fiscal year using one of three tests that apply under varying fiscal and economic conditions. Test 1 earmarks a minimum portion of State revenue for K-14 education, and Test 2 and Test 3 are based on prior-year Proposition 98 funding adjusted for key factors including changes in student enrollment, as measured by K-12 average daily attendance. Test 2 further adjusts for the change in inflation. The test that provides the highest level of funding applies. Test 2 and Test 3 are generally used in times of economic distress although the State also has the ability to suspend the Proposition 98 funding mechanism. In fiscal year 2010-11, the State suspended the Proposition 98 funding mechanism as it emerged from the Great Recession.

The COVID-19 pandemic initially had a significant negative impact on the economy and the State’s General Fund revenues. This had an equally significant initial negative impact on the Proposition 98 Guarantee for fiscal year 2020-21 but these negative impacts have since been reversed. The 2021-22 Budget enacted the Proposition 98 minimum guarantee at $93.7 billion in fiscal year 2021-22, an increase of $22.8 billion compared to the amount assumed for fiscal year 2020-21 in the 2020-21 Budget. The large increases in the Proposition 98 Guarantee estimated at the 2021-22 Budget are primarily due to estimated State revenues in fiscal years 2020-21 and 2021-22 being significantly higher than was expected at the time of the 2020-21 Budget which was developed at the onset of the COVID-19 pandemic. The 2022-23 Governor’s Budget projects that the Proposition 98 Guarantee for fiscal year 2022-23 will be $102 billion. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post-Retirement Liabilities

State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks.

Pension. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), each have unfunded liabilities in the tens of billions of dollars. These unfunded liabilities will require increased contributions from the General Fund in future years. In November 2021, the State noted that its actuarially determined fiscal year 2020-21 General Fund contributions to CalPERS and CalSTRS were approximately $3.1 billion and $3.4 billion, respectively and that its actuarially determined fiscal year 2021-22 General Fund contributions to CalPERS and CalSTRS are approximately $3.2 billion and $3.7 billion, respectively. The 2022-23 Governor’s Budget projects General Fund contributions of $4.7 billion to CalPERS and $3.7 billion to CalSTRS. In addition to these required payments, the 2022-23 Governor’s Budget continues to propose using Proposition 2 debt repayment funding to further reduce the state’s unfunded liabilities for CalPERS. See also “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2)” below.

The Great Recession called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. For actuarial valuations prior to June 30, 2011, CalPERS and CalSTRS had used an assumed 7.75% rate of return to calculate their respective unfunded liabilities. The investment earnings assumptions were lowered to 7.50% for both funds commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes for CalPERS also increased retirement contributions for many local governments that contract with CalPERS to manage their pension programs. In 2016, the CalPERS Board voted to lower the investment earnings assumptions for 2017-18 to 7.375%, for 2018-19 to 7.25% and for 2019-20 to 7.0%. In 2017, the CalSTRS Board lowered its investment return assumption to 7.25% for fiscal year 2017-18 and 7.0% for fiscal year 2018-19. These assumption changes resulted in additional increases of unfunded liabilities for the systems. In February 2018, CalPERS adopted revisions to its actuarial authorization policy that are applied to amortizations of gains, losses and actuarial surplus experienced after June 30, 2019 and affected contributions starting in fiscal year 2020-21. CalPERS also adopted a funding risk mitigation policy that reduces its assumed rate of return in the event that actual investment returns exceed the discount rate. Because of this policy, based on preliminary returns on investment for fiscal year 2020-21 of 21.3%, CalPERS assumed rate of return will be reduced to 6.8%.

The most recent CalPERS and CalSTRS investment returns have varied widely, and their respective 10-year time weighted average returns are below even the lower assumed rates of return adopted by their Boards. CalPERS and CalSTRS generally report their investment returns for the prior fiscal year (ending June 30) in July of each year. The most recent reported investment results for both CalPERS and CalSTRS (based on market value) are set forth below.

CalPERS Return on Investments for Fiscal Years 2017 through 2021

Fiscal Year	Return on Investments

2016-17	11.2%

2017-18	8.6%

2018-19	6.7%

2019-20	4.7%

2020-21*	21.3%

*	Preliminary

CalSTRS Return on Investments for Fiscal Years 2017 through 2021

Fiscal Year	Return on Investments

2016-17	13.4%

2017-18	9.0%

2018-19	6.8%

2019-20	3.9%

2020-21	27.2%

Not including the preliminary numbers for 2020-21, CalPERS estimated 5-year, 10-year and 20-year time weighted average returns of 6.3, 8.5 and 5.5%, respectively as of June 30, 2020. Actual investment returns lower than the actuarially assumed level will result in decreased funding status and increased actuarially required contribution. As of June 30, 2021, CalSTRS reported 5-year, 10-year and 20-year time weighted average returns of 11.8, 9.7 and 7.6%, respectively. CalSTRS 5-year, 10-year and 20-year rates of return are above the CalSTRS’ actuarially assumed rate of return for fiscal year 2019-20 of 7.0%.

The CalPERS Board reported an unfunded accrued liability allocable to State employees (excluding judges and elected officials), as of June 30, 2020, of $63.0 billion on a market value of assets (“MVA”) basis. CalPERS no longer measures on an actuarial value of assets (“AVA”) basis. This represents a funded ratio of 70.6%. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2020 at $108 billion on an MVA basis. This represents a funded ratio of 66.5%.

In 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses (rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. In 2014, the CalPERS Board approved new demographic assumptions that take into account increased life expectancies (2.1 years for men; 1.6 years for women). All of these policies have increased or are projected to increase required State and local contributions to CalPERS. See “— Local” below for a discussion of steps taken to eliminate the current CalSTRS unfunded liability.

OPEB. The State also provides other post-employment health care and dental benefits to its employees and certain of their spouses and dependents (hereinafter referred to as “OPEB”), which benefits utilize a “pay-as-you-go” funding policy. As of November 2021, General Fund contributions to OPEB were estimated to be approximately $2.7 billion (or 1.7%) of total General Fund expenditures for fiscal year 2020-21 and approximately $3.7 billion (or 2.3%) of total General Fund expenditures for fiscal year 2021-22. The amount for 2021-22 includes a one-time prefunding contribution of $616 million.

Government Accounting Standards Board (“GASB”) Statements 74 and 75, each of which affects OPEB financial reporting, were issued in June 2015. As a result, there is an increased focus on OPEB liability as GASB Statement No. 74 became effective for fiscal years beginning after June 15, 2016 and GASB Statement No. 75 became effective for fiscal years beginning after June 15, 2017. In January 2016, the State Controller noted that, if OPEB funding is left unchanged, the OPEB actuarial accrued liability could rise to more than $100 billion by fiscal year 2020-21 and to more than $300 billion by fiscal year 2047-48.

The State’s most recent OPEB actuarial accrued liability report estimated approximately $97.9 billion of total OPEB actuarial accrued liability as of June 30, 2020 (compared to $93.5 billion estimated as of June 30, 2019), of which $95.1 billion was unfunded as of June 30, 2020. Statutory language passed as part of the 2015-16 Budget, which proposed prefunding the entire unfunded liability by fiscal year 2044-45, contained the framework designed to support the elimination of the unfunded OPEB actuarial accrued liability through the use of a prefunding trust fund to pay for future retiree health benefits. As indicated in the 2022-23 Governor’s Budget, the State currently has more than $5.2 billion set aside in the prefunding trust fund to pay for future retiree health benefits. By the end of fiscal year 2022-23, the trust fund balance is projected to approach $7.3 billion in assets.

General. In the future, the State may be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In addition, the State’s credit ratings may be adversely affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.

Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and OPEB liabilities. The credit ratings, and even the solvency, of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities – Vallejo, Stockton and San Bernardino – entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor costs and unfunded pension and other post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligations, and their respective obligations to CalPERS were a significant reason for their insolvency. Other cities (including some that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. One federal bankruptcy judge stated that obligations to CalPERS could be adjusted in federal bankruptcy proceedings; however, the plan of adjustment in those proceedings was confirmed without reducing such obligations to CalPERS. Any definitive ruling that allowed obligations to CalPERS to be adjusted downward might encourage other financially stressed municipalities to explore a Chapter 9 bankruptcy. The fiscal stress and cash pressures facing the State’s localities prior to the COVID-19 pandemic may be exacerbated as a result of the pandemic for certain local governments depending on the makeup of their economy or revenue sources as well as the overall makeup of their outstanding debt. See “Obligations of Other Issuers.”

School districts in the State are required to make contributions to CalSTRS for their teachers and staff. Chapter 47, Statutes of 2014 (“AB 1469”) increased statutorily required contributions to CalSTRS from the State, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan included additional increases in contribution rates for the State, school districts, and teachers in order to eliminate the current CalSTRS unfunded liability by 2045-46.

State Law Regarding Pensions and Pension Reform. California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus, pension reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on a State and local basis.

In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local governments known as the California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase employee contributions. As noted above, AB 1469 increased required State contributions to CalSTRS beginning in July 2014. OPEB costs were not addressed in PEPRA; however, the State has disclosed that the higher retirement ages included in PEPRA will reduce OPEB liabilities in the long term and has taken other actions to address OPEB liabilities. See “State and Local Pension and Post-Retirement Liabilities — State — OPEB” above.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals in the May Revision by May 14 of each year. The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government and thus finalize the State Budget for the upcoming fiscal year. The budget must be balanced, as required by Proposition 58 (discussed below). Pursuant to Proposition 25, which was enacted in 2010, the budget must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had been met only 12 times in the preceding three decades. In every year since the enactment of Proposition 25, the Legislature has approved and the Governor has signed the State Budget before the start of each such fiscal year. See “Status of State General Fund; the 2022-23 Governor’s Budget” below.

Constraints on the Budget Process. Recent State constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment (Proposition 58 and Proposition 2).

Proposition 58. In 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment,” which requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. No fiscal emergency has been declared as a result of the COVID-19 pandemic.

The BSA is a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. Proposition 2 intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8%, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5% to 10% of General Fund revenues. Funding for the BSA is estimated by 2022-23 Governor’s Budget to be approximately $19.3 billion as of June 30, 2022 and approximately $20.9 billion as of June 30, 2023. Certain other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “— Proposition 2” below.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings. See “Cash Management” above.

Proposition 2. In addition to the provisions described above, other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2 (“Proposition 2”). Proposition 2 requires that 1.5% of annual General Fund revenues be deposited each year into the BSA until the BSA balance reaches an amount equal to 10% of General Fund revenues. Proposition 2 also requires that half of the revenues that otherwise would have been deposited into the BSA through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities. After fiscal year 2030-31, the revenues that otherwise would have been deposited into the BSA may be used for either supplemental debt payments or savings. Proposition 2 further requires that withdrawal of funds from the BSA be only for a disaster or if spending remains at or below the highest level of spending from the prior three years. Proposition 2 limits the maximum amount that could be withdrawn in the first year of a recession to half of the BSA’s balance. It also requires the State to provide a multiyear budget forecast to help better manage the State’s longer-term finances and to create a Proposition 98 reserve, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts. The State withdrew a portion of the balance in the BSA during fiscal year 2020-21 before largely replenishing the fund in fiscal year 2021-22.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010”, in November 2010 (“Proposition 22”), significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the mandated activity, the requirement to abide by the mandate is suspended.

In addition, Proposition 22 prohibits the State Legislature from, among other things, (i) taking or reallocating money raised by local governments for local purposes, (ii) making changes in the allocation of property taxes among local governments designed to aid State finances, (iii) using State fuel tax revenues to pay debt service on State transportation bonds, (iv) borrowing or changing the distribution of State fuel tax revenues, and (v) using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it did during the Great Recession in fiscal years 2008-09 and 2009-10, will reduce the State’s flexibility in reaching budget solutions in the future. On the other hand, both Proposition 1A of 2004 and Proposition 22 made the allocation of revenues to local jurisdictions more predictable.

Proposition 30 and Proposition 55. In 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (“Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. The sales tax portion of Proposition 30 expired on December 31, 2016. In November 2016, voters approved Proposition 55 (“Proposition 55”), which extended the personal income tax portion of Proposition 30 until December 31, 2030. The 2021-22 Budget projected the revenue from these additional tax brackets would be $11.1 billion in fiscal year 2020-21, $11.6 billion in fiscal year 2021-22, and then remain above $11 billion through fiscal year 2024-25.

Health Care Services. Medi-Cal, California’s Medicaid program, is a health care entitlement program for qualified low-income individuals and families who receive public assistance or otherwise lack health care coverage and is one of the State’s largest expenditures. Medi-Cal serves approximately one-third of all Californians. Medi-Cal caseload and expenditures increased starting in fiscal year 2014-15, largely due to the implementation of federal health care reform. Caseload reached an average monthly peak of 13.5 million in fiscal year 2016-17 and slowly declined through fiscal year 2019-20. The COVID-19 pandemic and federal policies during the public health emergency changed that trend. The 2022-23 Governor’s Budget estimated average monthly caseload of 14.6 million in fiscal year 2021-22 and 14.2 million in fiscal year 2022-23, and assumed caseload would peak at

15.2 million in July 2022. The increase across both fiscal years is driven by the continuous coverage requirement in federal COVID-19 relief legislation, which required continuous Medicaid coverage for beneficiaries through the duration of the federal public health emergency as a condition for receiving enhanced benefits.

The 2022-23 Governor’s Budget included $132.7 billion ($34.9 billion General Fund) in fiscal year 2022-23 for the Medi-Cal program. This represents an $8.9 billion ($8.1 billion General Fund) increase in the Medi-Cal program in fiscal year 2022-23 compared to estimated fiscal year 2021-22 expenditures. The year-over-year increase in fiscal year 2022-23 is largely due to costs associated with increased caseload projections, underlying program cost growth and assumed termination of certain federal programs related to COVID-19 relief as well as implementation of significant State budget proposals regarding additional expenditures for Medi-Cal and behavioral health for children. The 2021-22 Budget estimated that in fiscal year 2021-22, approximately 4.7 million Californians would have health insurance through the optional expansion of Medi-Cal and 1.6 million through the State’s insurance exchange (Covered California). The 2022-23 Governor’s Budget noted that, beginning no sooner than January 1, 2024, Medi-Cal will be available to all income-eligible persons in the State.

The overall Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates. In addition, the federal administration and leaders in Congress continue to consider and propose numerous changes to health and human services programs. Many of the proposals could have far-reaching impacts on health care in California and significant impacts to Medicaid (Medi-Cal in California).

The State’s implementation of the Affordable Care Act (“ACA”) included the mandatory and optional Medi-Cal expansions. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to enroll in and stay on Medi-Cal. The optional expansion of Medi-Cal extended eligibility to adults without children, and to parents and caretaker relatives with incomes up to 138% of the federal poverty level. With implementation of the ACA, the federal government took responsibility for 100% of costs for the optional expansion population, with the State share increasing thereafter. As of January 1, 2020, California is responsible for 10% of the costs for this population. As such, 2020-21 was the first full fiscal year with the 10% state share.

In addition, because the federal government provides a significant share of funding for health care programs in the State, the State must comply with various federal laws and regulations to receive those funds. Recently, the federal government has modified its interpretation of, and has proposed changes to, existing law and regulations. The State has noted that such actions, if successful, could cost the General Fund tens of billions of dollars annually.

The Covered California marketplace has provided individual health insurance through private plans supported by federally funded tax subsidies and products for individuals and small businesses since 2014. It is a self-sustaining entity funded through fees assessed on the participating health plans. The federal tax reform bill passed in December 2017 eliminated penalties for the individual mandate starting in 2019, which was expected to put fiscal pressure on Covered California. However, the 2019-20 Budget included a statewide requirement for State residents to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under ACA beginning January 1, 2020.

The net impact of health care costs on the General Fund continues to depend on a variety of factors, including the nature and extent of any repeal or replacement of ACA or associated interpretations of existing federal law or regulations, levels of individual and employer participation, changes in insurance premiums, and the approval or enactment of solutions by the State to address health care costs.

Status of State General Fund; the 2022-23 Governor’s Budget

On January 10, 2022, the Governor proposed a State budget for fiscal year 2022-23. The 2022-23 Governor’s Budget projected total general fund revenues and transfers of $219.3 billion for fiscal year 2022-23, authorized expenditures of $213.1 billion for fiscal year 2022-23, and projected that the State will end the 2022-23 fiscal year with total available general fund reserves of $34.6 billion, including $3.1 billion in the SFEU, $20.9 billion in the BSA, $900 million in the Safety Net Reserve Fund and $9.7 billion in the Public School System Stabilization Account.

A summary of the condition of the State’s General Fund, including revised results from fiscal year 2020-21 and 2022-23 Governor’s Budget numbers for fiscal years 2021-22 and 2022-23, is set forth below.

General Fund Condition

(Dollars in millions)(1)

		202-23 Governor’s Budget(2)
	Revised 2020-21	Revised 2021-22	Percent Change	Revised 2022-23	Percent Change

Prior-year General Fund balance	$ 6,332	$ 37,011	484.5%	$23,650	36.1%

Revenues and transfers	194,133	196,669	1.3%	195,719	0.5%

Expenditures	(163,453)	(210,030)	28.5%	(213,127)	1.5%

Ending General Fund Balance	$ 37,011	$ 23,650		$ 6,242

Encumbrances	(3,175)	(3,175)		(3,175)

SFEU balance	$ 33,836	$ 20,475		$ 3,067

BSA balance	$ 14,288	$ 19,303		$ 20,868

Safety Net Reserve	450	900		900

Public School System Stabilization Account	$ 3,081	$ 6,663		$ 9,725

(1)	Totals may not add-up due to rounding.
(2)	From the 2022-23 Governor’s Budget.

LAO Overview of the 2022-23 Governor’s Budget. The LAO noted that while it previously characterized the Governor’s multiyear revenue estimates as fairly cautious, they characterize the estimates included in the 2022-23 Governor’s Budget as middle of the road among potential outcomes. The LAO favorably noted that the Public School Stabilization Account (the reserve for schools and community colleges) has increased from zero in fiscal year 2019-20 to nearly $10 billion — or nearly 10 percent of their funding — under the Governor’s estimates for fiscal year 2022-23. However, the State’s other budget reserves, have not increased as a share of other General Fund spending and, in fact, are significantly below the pre-pandemic share. Given this, the LAO recommended that the State legislature consider building general purpose reserves above the level currently proposed by the 2022-23 Governor’s Budget.

Future Budgets

The State’s ability to balance its budget going forward may be affected by short- and long-term budget pressures, including particularly the ongoing and evolving economic effects of the COVID-19 pandemic, potential significant increases in required State contributions to pension funds or other post-employment benefits, health care costs, the impact of federal tax legislation and other federal policies, increased debt service payments and potential adverse decisions in litigation.

Pending Litigation

There are currently numerous legal proceedings pending against the State that, if determined adversely against the State, could affect the State’s expenditures and, in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of February 7, 2022, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”), and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch
Aa2	AA-	AA

These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local governments of the State. After issuing negative views for all public finance sectors in April 2020, S&P has now revised all public finance sector views back to stable with the exception of parking which has a negative outlook and airports which now have a positive outlook.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.buycaliforniabonds.com.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year — in January, May and at the time of budget enactment. Currently, many of these bulletins and reports are available on the State’s investor relations website (www.buycaliforniabonds.com) or on websites maintained by the applicable agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the State Budget for each fiscal year beginning 2007-08 through the current fiscal year may be found at the electronic budget website of the Department of Finance (www.ebudget.ca.gov).

Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. As of November 2021, the State continued to disclose that there are 482 incorporated cities in California and thousands of special districts formed to provide various services.

To the extent the State is constrained by its obligation to schools under Proposition 98 or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. As a result of the COVID-19 pandemic, the level of funding that the State is required to provide to schools under Proposition 98 was temporarily reduced but now exceeds pre-COVID-19 funding levels. See “Proposition 98 and K-14 Funding.” Schools have also faced increased costs related to physical plant and staffing costs associated with social distancing protocols. School districts generally maintain some level of operating reserves; however, for certain school districts this may not be sufficient to address any drop in revenue available to schools due to reductions in the Proposition 98 Guarantee, other revenue losses and increased costs associated with responses to the COVID-19 pandemic. See “Proposition 98 and K-14 Funding” above.

Initial economic and tax revenue losses associated with the COVID-19 pandemic were stark and immediate for local governments in the State; however, many of these projected revenue losses have subsequently not materialized or have turned out to be smaller than expected. Expected reductions in State aid have largely been reversed. In addition, the six federal COVID-19 relief bills have provided billions of dollars in additional revenue to local governments as well as economic support through direct payments to individuals, families, colleges and businesses. However, local governments that have continued to be affected by declining revenues and increased expenses due to the COVID-19 pandemic or other local factors are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State constitutional as well as (in some cases) local initiatives. Local governments are also constrained by balanced budget requirements and prohibitions on long-term borrowing for operating costs. As a consequence of these factors, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

Many local governments are also facing substantial increases in pension liabilities and health care costs for retirees. Any declines in the U.S. and global stock markets could have a material impact on the investments in the State pension trusts, which could materially increase the unfunded actuarial accrued liability for CalPERS and CalSTRS, which, in turn, could result in material changes to required contribution rates for local governments in future fiscal years. In the case of school districts, contributions to CalSTRS are determined by the State legislature, and the State had previously enacted legislation to increase required contributions to pay rising pension costs. However, to the extent such required contributions exceed available funding, local government finances will continue to be adversely affected. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above.

Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (i.e., those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitation on Property Taxes” above.

Proposition 218, a constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on Other Taxes, Fees and Charges” above. Proposition 62, a statutory initiative adopted by the voters in 1986, includes limitations on the ability of local governments to raise taxes that are similar to those included in the later constitutional amendments of Proposition 218.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget, related legislation and the enactment of Proposition 1A of 2004 and Proposition 22 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22, which supersedes Proposition 1A of 2004, completely prohibits any future borrowing by the State from local government funds and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2) — State-Local Fiscal Relations” above.

Realigning Services to Local Governments. Commencing with the 2011-12 Budget, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, ongoing funds for such programs after fiscal year 2010-11 are required to be provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKs. However, State transfers do not cover all the costs of such programs. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. In November 2021, the State projected that revenue available to local governments under realignment will be $7.7 billion in fiscal year 2020-21 and $8.1 billion in fiscal year 2021-22.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. See “Local Governments — General” above. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. As a result of the COVID-19 pandemic, bonds backed solely by higher education revenue or health care facility revenue and payments from private borrowers may be particularly susceptible to payment default.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts that could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value.

Statutory Lien Securing General Obligation Bonds. Certain local governments, particularly school districts, issue general obligation bonds secured by ad valorem property taxes. Effective January 1, 2016, provisions were added to the California Education Code and the California Government Code to provide that general obligation bonds issued and sold by local governments in California are secured by a statutory lien on the ad valorem property taxes levied and collected to pay the principal and interest on such general obligation bonds. A statutory lien provides bondholders with a security interest in ad valorem property taxes intended to survive a bankruptcy of the local government. It is unclear whether these provisions apply to bonds issued prior to the effective date.

Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.

In December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that eliminated redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local governments will provide additional discretionary revenues to the State as well as local governments.

Other Considerations. The repayment of industrial development securities or single-family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single-family homes can be prepaid at any time without penalty, except in the first five years of the loan, and are subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single-family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers — Other Issuers of California Debt Obligations” above.

Other Factors

COVID-19 Pandemic and Recession. There can be no assurances that there will not be a resurgence of COVID-19 cases and deaths, that existing or new COVID-19 variants will not increase the public health crisis or that unavailability and/or lack of public acceptance of vaccines will not exacerbate or prolong the adverse impacts of the COVID-19 pandemic. There is also no assurance that any additional federal aid will be forthcoming for the State or its local governments.

Much of the burden of the COVID-19 recession has so far been borne by industries that are more reliant on in-person contact such as leisure and hospitality. Three out of four jobs lost in the U.S. and in the State in March and April 2020 during the peak of the COVID-19 recession were in low-wage sectors, essentially erasing all the job gains in the State since the Great Recession. However, ongoing pandemic circumstances, as new and more transmissible variants of the virus emerge, as vaccination rates slow, and as labor force participation remains low, may lead to a slower recovery or even another slowdown causing higher levels of unemployment across all sectors. This scenario would more closely resemble the unfolding of the Great Recession, which also began in a single sector of the economy with the collapse of the housing market, but eventually became systemic through the financial system and caused an economy-wide downturn.

Inflation. Inflation in the State is historically above the nation’s inflation levels due to the State’s higher energy prices and continued housing pressures. After averaging 1.8% and 1.2% in 2019 and 2020, respectively, national inflation as measured by the Consumer Price Index (“CPI”) reached 5% in May 2021 and 5.4% in June and July 2021 on a year over year basis, the highest rates since August 2008. See also “Economic Factors” for more recent inflation numbers for the State and the country. While these high rates of inflation are largely due to base effects from the trough of the COVID-19 recession along with temporary increases in some discretionary consumer goods, sustained high inflation can lead to price instability if businesses and consumers expect the price increases to continue. Persistently high inflation may also push the Federal Reserve to raise interest rates earlier than projected. A sudden and significant increase in interest rates could lead to a stock market correction and could hinder the State’s economic recovery, as rising interest rates would harm businesses that have debt to maintain and individuals with variable mortgage rates.

Global Relations and Trade. Given globalization and the interconnectedness of physical and financial world markets, disruptions in large markets due to economic slowdowns in other countries or regions, geopolitical tensions and deteriorating international trade relations, or the global impacts of the COVID-19 pandemic (such as travel restrictions), may have significant negative impacts on the nation’s economy, including on the State.

The COVID-19 pandemic created global supply chain disruptions that negatively impacted domestic markets and reduced trade volumes for the nation and the State. The State’s exports of goods totaled $155.9 billion in 2020, or 10.3% lower than in 2019. This follows a decline of 2.5% in 2019 and a growth of 3.6% in 2018. Similarly, U.S. exports of goods fell by 13.3% in 2020. The State’s imports of goods totaled $395.9 billion in 2020, or 2.9% lower than in 2019, after declining by 7.4% in 2019 and by 0.01% in 2018. In comparison, U.S. imports of goods decreased by 6.3% in 2020. Continued uncertainty surrounding the stability of global supply chains and the unknown duration of the COVID-19 pandemic present ongoing risks to the U.S. and California trade levels and economies.

A material change in federal trade policy, including revisions to or imposition of tariffs on the State’s trading partners, could directly and indirectly impact the State’s economy. The 2019 U.S. tariffs of up to 25% on $250 billion worth of Chinese products, equivalent to half of the nation’s imports from China, remain in place as of July 2021. These tariffs triggered Chinese retaliatory tariffs of 25% on over $50 billion worth of U.S. exports. Because the State is a transport hub, and China is the state’s largest trading partner by total trade value of goods (based on 2019 annual average data), an ongoing trade war could have negative effects on the State’s economy.

The persistence of trade barriers exacerbates the supply chain issues triggered by large-scale worldwide shutdowns during the COVID-19 pandemic, increasing the costs of imports purchased from abroad and leading to higher consumer prices and to decreased business revenues. These effects potentially impact wages and employment in the short run and could trigger a change in the business model of companies that until now have made significant investment decisions based on a system of free global trade.

Health Care Costs. Medi-Cal is one of the state’s largest expenditures. The State also provides health benefits to its own employees and retirees. General Fund spending on health care costs is thus heavily dependent upon the rate of health care cost inflation. If this inflation rises faster than expected, annual General Fund spending could quickly rise by hundreds of millions of dollars. The consequences of the COVID-19 pandemic may also significantly increase General Fund health care costs. See “The State Budget — Health Care Services.”

Housing Constraints. The State continues to face a critical housing shortage. California residential housing units authorized by building permits (seasonally adjusted) in 2020 averaged 4.7% lower than in 2019, following a decrease of 4.9% from 2018. Continued low permits may limit job growth in the state and will contribute to increasing housing prices. On June 25, 2021, the state moratorium on evictions, previously scheduled to end on June 30, 2021, was extended through September 30, 2021. However, continued rising home price trends may negatively impact the State as Californians face increasing affordability issues which may affect their decisions about where to live and work. Given the State’s structural housing supply constraints and shortage, low-income populations will be especially vulnerable to evictions and to high housing costs. Furthermore, certain businesses may determine to leave California to the extent location decisions are significantly influenced by the ability of their employees and customers to live nearby.

Climate Change. The State historically has been susceptible to wildfires and hydrologic variability. In November 2021, the State disclosed that as greenhouse gas emissions continue to accumulate, climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and raise sea levels along the coast of the State. Over the past several years, the State has already experienced the impacts of climate change through a multi-year drought and unprecedented wildfires. The previous drought was a five-year event from 2012 to 2016, and five years later in 2021, the State is once again facing drought conditions as all of the state’s 58 counties entered a drought state of emergency in October 2021. In 2020, over 4 million acres burned in California, more than twice the previous record of approximately 2 million acres in 2018. As of August 2021, nearly 1.6 million acres had already burned in the State. Destruction of housing increases the demand for construction resources from rebuilding, and worsens the State’s housing imbalances. The future fiscal impact of climate change on the State budget is difficult to predict, but it could be significant. However, the State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention and water infrastructure projects. The ability of the State to take actions to mitigate any future fiscal impact of climate change on the State budget is limited and there can be no assurances that the current or any future resilience measures will be effective in materially mitigating the impact of climate change on the State.

Energy Risks. The State disclosed in November 2021 that another result of unprecedented climate-induced weather events, including drought, extreme heat events and wildfires, is stress on the State’s electrical system. The future fiscal impact of stresses to the energy grid caused by climate is difficult for the State to predict, but could be significant. In recent years, California has taken numerous steps to increase resiliency to be better prepared to meet the State’s electricity demands. The State is now taking additional immediate actions by expanding demand response programs and creating additional incentives to move large energy users to back-up power generation to address reliability concerns and implementing longer-term actions, such as suspending certain permitting requirements to allow greater energy production.

Cybersecurity Risks. The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. The State’s reliance on this environment has increased due to higher rates of telework as mandated by public health measures. As a recipient and provider of personal, private or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems.

Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In 2017 the State established a statewide security operations center to protect against malicious activity targeting critical technology infrastructure. Local governments in the State have experienced similar threats and taken similar measures; however, no assurances can be given that the efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State or its local governments.

Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation of a local government in the State could be affected by an interruption of revenues because of damaged facilities or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

APPENDIX C

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State”, “New York” or “NYS”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, as of August 26, 2021 with respect to the City and December 3, 2021 with respect to the State, and it does not reflect recent developments since the dates of such offering statements and other information. Neither the Fund nor its legal counsel has independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for, or the market value of, the New York municipal bonds in which the Fund invests.

New York City

General. The City, with an estimated population of approximately 8.8 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2020 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then-applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Governmental Accounting Standards Board (“GASB”) Statement No. 49 (“GASB 49”) and without regard to changes in certain fund balances described in GML Section 25 (as defined below), as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2021 and 2022 fiscal years in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25 (as defined below). In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. In 2019, Section 25 of the State General Municipal Law (“GML Section 25”) was amended to address the application to the City of GASB Statement No. 84, which contained updated requirements for fiduciary funds of state and local governments. Pursuant to GML Section 25, the City may, without violating Expense Budget (as defined below) balance requirements, carry forward to a subsequent fiscal year unspent fund balances that are restricted as to their use by requirements of State or federal law or regulation or by requirements of private or other governmental parties. The City may also continue to carry forward unspent balances held in its Health Stabilization Fund, School Crossing Guards Health Insurance Fund and Management Benefits Fund. The City’s current financial plan projects budget gaps for the 2023 through 2025 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through reductions in State aid to localities that will need to be taken in the absence of additional federal aid to the State.

The Mayor is responsible under the City Charter for preparing the City’s annual expense and capital budgets (as adopted, the “Expense Budget” and the “Capital Budget,” respectively, and collectively, the “Budgets”) and for submitting the Budgets to the City Council for its review and adoption. The Expense Budget covers the City’s annual operating expenditures for municipal services, while the Capital Budget covers expenditures for capital projects, as defined in the City Charter. Operations under the Expense Budget must reflect the aggregate expenditure limitations contained in financial plans.

The Mayor is also responsible for preparing the City’s financial plan, which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The projections set forth in the financial plan are based on various assumptions and contingencies that are uncertain and that may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the costs of pension structures and healthcare.

Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes is subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements that, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans.

City Financial Plan. For the 2020 fiscal year, the City’s General Fund had a total surplus of $3.8 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, as described above, after discretionary and other transfers. The 2020 fiscal year is the 40th consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, as described above.

COVID-19

The City has been severely affected by the coronavirus disease, referred to herein as “COVID-19.” While the Governor ended the state of emergency in the State on June 24, 2021, the state of emergency in the City remains in effect. The City experienced a surge in cases and deaths during the spring of 2020. Although cases and deaths declined during the late spring and summer of 2020, they increased again in the fall and winter of 2020-2021. Cases and deaths in the City declined significantly during the spring of 2021, as vaccinations became widely available. Commencing at the end of June 2021, cases in the City increased, coinciding with the spread of a more infectious virus variant.

The sudden reduction in business activity, travel and tourism resulting from the pandemic, and the government’s response to it, had a devastating impact on the retail, cultural, hospitality and the entertainment sectors. As a result of the COVID-19 pandemic, unemployment rates throughout the City increased substantially.

As of September 26, 2021, the City reported a cumulative total of 1,078,148 COVID-19 cases and 34,186 deaths, including those that were confirmed and those that were probably related to COVID-19, representing approximately 2.5% of COVID-19 cases in the U.S., 5.0% of deaths in the U.S., and 0.7% of deaths globally, with communities of color suffering disproportionately. COVID-19 cases, hospitalizations and death rates may fluctuate in the future. There can be no assurance that COVID-19 cases, hospitalizations and deaths in the City will not increase above current levels or that business closures and other restrictions will not be re-imposed in the future.

Certain real estate sectors have sustained losses as a result of the business distress caused by COVID-19. Higher unemployment and increased numbers of employees working from home due to the pandemic have stressed the City’s office market. The pandemic has also reduced income for retail stores and hotels. Residential rent delinquencies significantly higher than average have been reported. Property tax revenues are projected to decline in fiscal year 2022, before resuming modest growth. The longer-term impact on commercial real estate will depend on decisions of major office tenants regarding density, remote work and relocation of operations out of the City.

Projected property tax revenues declined from $30.95 billion in fiscal year 2021 to $29.28 billion in fiscal year 2022. The decline in fiscal year 2022 was the result in part of a decrease in commercial property (tax class four) market values, which dropped by approximately 17 percent in the fiscal year 2022 property tax roll. This decrease was the result of significant declines in market valuations for office, hotel, and retail properties. The market valuation for fiscal year 2023 has not yet been determined by the City Department of Finance, but there remains risk that values will remain under stress due to the continued impact of the COVID-19 pandemic. Specific risks remain in the office and hotel sectors.

In May 2021, the Governor, along with the governors of New Jersey and Connecticut eased COVID-19 pandemic restrictions on each state’s businesses, venues and gatherings, replacing them with limitations only by space available to maintain the required six feet of social distancing. Additionally, in May 2021, the City subway system returned to 24-hour service.

In June 2021, the Governor announced a further relaxation of COVID-19 limits, lifting restrictions on social distancing, cleaning and health screening for many businesses, including retail, food services, offices, gyms, amusement and family entertainment establishments, hair salons, barber shops, and personal care services. The State’s health guidelines remain in effect for large indoor events, pre-K to grade 12 schools, public transit, health care settings and congregate facilities.

In response to rising cases of COVID-19 in the City, the Mayor announced a requirement that, as of September 13, 2021, all City employees submit proof of vaccination or complete weekly testing. Additionally, the Mayor announced a requirement that, effective August 16, 2021, all patrons of indoor dining establishments, gyms, and indoor entertainment venues show proof of vaccination to gain entry. Numerous other government entities and private companies have also announced vaccination and testing requirements in response to the increase in COVID-19 infections.

On September 13, 2021, public schools began their 2021-2022 school year, with in person teaching. Simultaneously, the Mayor required that all Mayoral agency employees return to work in person on a full-time basis.

The City continues to experience significant challenges due to the COVID-19 pandemic. The ultimate impact of the COVID-19 pandemic on the City’s economy and the amount and timing of collections of City revenues cannot be determined at this time. Additional changes in employment and earnings subject to personal income tax, as well as reductions in economic activity subject to the sales tax, may occur, including, but not limited to, reductions in personal income tax revenues due to changes in residency status resulting from remote work outside the City and other employment-related changes. No assurance can be provided that the COVID-19 pandemic and resulting economic disruption will not result in revenues to the City that are lower than projected herein.

2021-2025 Financial Plan

On June 30, 2020, the City submitted to the Control Board the financial plan for the 2021 through 2024 fiscal years (the “June 2020 Financial Plan”), which was consistent with the City’s capital and expense budgets as adopted for the 2020 fiscal year. Subsequently, the June 2020 Financial Plan was modified during the 2021 fiscal year. On June 30, 2021, the City submitted to the Control Board the financial plan for the 2022 through 2025 fiscal years, which was consistent with the City’s capital and expense budgets as adopted for the 2022 fiscal year, and a further modification to the June 2020 Financial Plan with respect to the 2021 fiscal year (together, the “Financial Plan”).

The Financial Plan projects revenues and expenses for the 2021 and 2022 fiscal years balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and projects gaps of approximately $4.05 billion, $3.84 billion and $4.07 billion in fiscal years 2023 through 2025, respectively. The June 2020 Financial Plan had projected revenues and expenses for the 2021 fiscal year balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and had projected gaps of approximately $4.18 billion, $3.04 billion and $3.18 billion in fiscal years 2022 through 2024, respectively.

The Financial Plan reflects, since the June 2020 Financial Plan, an increase in projected net revenues of $5.89 billion in fiscal year 2021 and decreases in projected net revenues of $1.42 billion, $1.19 billion and $351 million in fiscal years 2022 through 2024, respectively. Changes in projected revenues include: (i) an increase in real property tax revenues of $263 million in fiscal year 2021 and decreases in real property tax revenues of $2.60 billion, $2.71 billion and $2.65 billion in fiscal years 2022 through 2024, respectively; (ii) increases in personal income tax revenues of $3.31 billion, $852 million, $999 million and $1.01 billion in fiscal years 2021 through 2024, respectively; (iii) increases in business tax revenues of $1.97 billion, $780 million, $755 million and $942 million in fiscal years 2021 through 2024, respectively; (iv) decreases in sales tax revenues of $280 million, $666 million and $328 million in fiscal years 2021 through 2023, respectively, and an increase in sales tax revenues of $76 million in fiscal year 2024; (v) increases in real estate transaction tax revenues of $450 million, $359 million, $313 million and $352 million in fiscal years 2021 through 2024, respectively; (vi) decreases in hotel tax revenues of $193 million, $345 million, $297 million and $139 million in fiscal years 2021 through 2024, respectively; (vii) decreases in State School Tax Relief Program (the “STAR Program”) revenues of $8 million in fiscal year 2021 and $7 million in each of fiscal years 2022 through 2024; and (viii) increases in other tax revenues of $109 million and $3 million in fiscal years 2021 and 2023, respectively, and decreases in other tax revenues of $7 million and $12 million in fiscal years 2022 and 2024, respectively. Changes in projected revenues also include (i) increases in tax audit revenues of $250 million and $200 million in fiscal years 2021 and 2022, respectively; (ii) an increase of $212 million representing a debt service reimbursement payment from New York City Health and Hospitals (“NYCHH”) in fiscal year 2021; (iii) increases in revenues included in the Citywide Savings Program of $20 million, $45 million, $60 million and $60 million in fiscal years 2021 through 2024, respectively; and (iv) net decreases in non-tax revenues of $207 million and $32 million in fiscal years 2021 and 2022, respectively, and net increases in non-tax revenues of $30 million and $20 million in fiscal years 2023 and 2024, respectively.

The Financial Plan also reflects, since the June 2020 Financial Plan, decreases in projected net expenditures of $219 million and $181 million in fiscal years 2021 and 2023, respectively, and increases in projected net expenditures of $510 million and $304 million in fiscal years 2022 and 2024, respectively. Changes in projected expenditures include: (i) increases in agency expenses of $929 million, $2.42 billion, $671 million and $723 million in fiscal years 2021 through 2024, respectively; (ii) decreases in expenses included in the Citywide Savings Program of $623 million, $1.08 billion, $657 million and $680 million in fiscal years 2021 through 2024, respectively; (iii) decreases in debt service of $1.01 billion, $950 million, $294 million and $329 million in fiscal years 2021 through 2024, respectively, primarily as a result of lower interest rates and debt refinancing; (iv) a net increase of $165 million in fiscal year 2021 and a decrease of $210 million in fiscal year 2022 in reimbursement of Medicaid expenses; (v) an increase in expenses associated with City Council initiatives of $516 million in fiscal year 2022; (vi) decreases in pension contributions of $467 million and $446 million in fiscal years 2021 and 2022, respectively, and increases in pension contributions of $95 million and $590 million in fiscal years 2023 and 2024, respectively, primarily as a result of the net impact of changes in assumptions and methods proposed by the City Actuary, whereby gains from investments (fiscal year 2019 and prior) are recognized immediately instead of over a six year period; (vii) decreases in the general reserve of $80 million and $700 million in fiscal years 2021 and 2022, respectively; (viii) a decrease in the capital stabilization reserve of $250 million in fiscal year 2022; (ix) the rescindment of the previously planned drawdown of $1.6 billion from the Retiree Health Benefits Trust in fiscal year 2021; (x) a decrease of $255 million in fiscal year 2021 reflecting reimbursement of expenditures with federal aid; (xi) a decrease in the reserve for collective bargaining of $60 million in fiscal year 2021 and increases in the reserve for collective bargaining of $706 million and $4 million in fiscal years 2022 and 2023, respectively; and (xii) a decrease of $421 million in fiscal year 2021 reflecting a re-estimate of prior years’ expenses and receivables.

In addition, the Financial Plan reflects an increase in expenditures of $500 million in fiscal year 2022 reflecting a deposit to the Revenue Stabilization Fund. The Revenue Stabilization Fund was established in fiscal year 2021 with the deposit of prior year surpluses of $493 million. The Revenue Stabilization Fund acts as an expense reserve funded with prior year surpluses and acts as a rainy day fund. No more than fifty percent of the total amount of such fund may be withdrawn in any fiscal year unless the Mayor has certified that there is a compelling fiscal need.

The Financial Plan reflects, since the June 2020 Financial Plan, provision for $6.11 billion for the prepayment in fiscal year 2021 of fiscal year 2022 expenses and an expenditure reduction of $6.11 billion in fiscal year 2022.

The Financial Plan reflects total federal aid of $16.66 billion, $13.70 billion, $9.24 billion, $8.60 billion, and $7.91 billion in fiscal years 2021 through 2025, respectively, including $8.25 billion of federal aid in fiscal year 2021 relating to the outbreak of COVID-19, all of which has been authorized.

The Financial Plan reflects $41 million in fiscal year 2021 and $53 million in fiscal year 2022 for the cost of the Fair Fares Program, which provides reduced fares to low income subway and bus riders, but does not reflect funding beyond fiscal year 2022. It is expected that funding sources for the continuation of the program will be identified in coordination with the City Council.

The Financial Plan reflects the intercept by the State of $250 million and $150 million in sales taxes in fiscal years 2021 and 2022, respectively, otherwise payable to the City, to provide assistance to distressed hospitals and nursing homes.

The Financial Plan assumes the continued sale of real property tax liens through the lien sale program in each fiscal year, with the exception of fiscal year 2021, during which no lien sale occurred. The Financial Plan reflects revenues in fiscal year 2021 from the lien sale program of $16 million from trusts established in connection with prior lien sales, along with a deferral of $96 million in lien sale revenue until fiscal year 2022. The Financial Plan further assumes that, due to COVID-19, real property tax delinquencies as a percentage of property tax levy will change from 1.8% in fiscal year 2020 to 2.6%, 2.5%, 1.6%, 1.5 % and 1.4% in fiscal years 2021 through 2025, respectively. The authorization to sell real property tax liens expires on March 1, 2022. In the event that the program is not re-authorized beyond such date, real property tax delinquencies could increase beyond the rates assumed in the Financial Plan. Each 1% increase in delinquencies would reduce property tax revenues by $318 million in fiscal year 2022, $323 million in fiscal year 2023, $328 million in fiscal year 2024 and $332 million in fiscal year 2025.

The Financial Plan assumes $1 billion of recurring labor savings in each fiscal year. In fiscal year 2021, a portion of such savings was funded with federal aid and the remainder was deferred to fiscal year 2022. The Financial Plan reflects funding in fiscal year 2022 for the deferred amount and reflects the application of federal aid to labor savings in fiscal year 2022. Labor savings in fiscal years 2023 and thereafter have yet to be identified. The Financial Plan reflects no wage increases for two years following the expiration of the current labor contracts covering the 2017-2021 round of collective bargaining, followed by annual 1% wage increases. Each annual 1% wage increase will cost approximately $460 million per fiscal year.

The Financial Plan does not reflect the potential impact on the City of a State initiative to redesign its Medicaid program to achieve $2.5 billion in savings Statewide, the cost of which is unknown at this time.

The Financial Plan does not include funding to cover a reduction of approximately $40 million in State aid for transportation over fiscal years 2021 and 2022. The Financial Plan also does not reflect the impact, in of a State requirement that the City increase its share of funding of the MTA’s net paratransit operating deficit from 33% to 50%. The Financial Plan reflects $175 million in each of fiscal years 2022 through 2025 to cover the City’s contributions for paratransit services compared to MTA’s estimates of such costs of $239 million, $278 million, $295 million and $315 million in such fiscal years. The Financial Plan further does not reflect funding to cover projected increases in the annual operating deficit of the MTA Bus Company, which the City is obligated to fund. The Financial Plan reflects $484 million in fiscal year 2022 and $442 million in each of fiscal years 2023 through 2025, compared to MTA’s estimate of such costs of $715 million, $676 million, $675 million and $690 million in fiscal years 2022 through 2025, respectively.

The Financial Plan does not reflect future increases in the charter school per-pupil tuition rate, which, if not offset by changes to State education aid to the City that occur each year during the State budget process, are preliminarily estimated to cost the City $282 million in fiscal year 2023, $433 million in fiscal year 2024 and $625 million in fiscal year 2025. These figures are based on preliminary data. Final figures that would determine the actual costs to the City will not be finalized until the time of the State budget process for the applicable year.

State legislation provides for congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing and the start date, have yet to be determined. The start date could be delayed until 2023.

The Financial Plan assumes that the City’s direct costs (including costs of NYCHH and NYCHA) as a result of Superstorm Sandy (“Sandy”) will largely be paid from non-City sources, primarily the federal government. In addition to such direct costs, the City is delivering Sandy-related disaster recovery assistance services, benefiting impacted communities, businesses, homeowners and renters (“Community Costs”). The City anticipates that funding for Community Costs will be primarily reimbursed with federal funds. However, the City is responsible for $134 million of such Community Costs, which are reflected the Financial Plan. The City may also be responsible for up to approximately $150 million of additional Community Costs, which are not currently reflected in the Financial Plan.

On September 1, 2021, Hurricane Ida hit the Mid-Atlantic East Coast as a post-tropical storm (“Ida”), and caused severe flooding in parts of the City, including in inland areas. In response, on September 3, 2021, the Mayor created the Extreme Weather Response Taskforce to draft a report containing recommendations to better address future extreme weather events in the City. The taskforce released its report on September 27, 2021.

On January 31, 2019, New York City Housing Authority (“NYCHA”), the City and the U.S. Department of Housing and Urban Development (“HUD”) entered into an agreement relating to lead-based paint and other health and safety concerns in NYCHA’s properties. Pursuant to this agreement, a federal monitor has been appointed to oversee NYCHA’s compliance with the terms of the agreement and federal regulations, and the City has committed $1.2 billion in additional capital funds in the 2021-2024 Capital Commitment Plan (defined herein), with an additional $1 billion in City capital funds reflected in the remaining years of the Ten-Year Capital Strategy for fiscal years 2020 through 2029. NYCHA has announced that it may be out of compliance with federal requirements beyond the regulations concerning lead-based paint and other health and safety concerns that were the subject of such agreement. NYCHA’s 2017 Physical Needs Assessment estimated its projected capital costs at approximately $32 billion over the next five years. In January 2020, NYCHA’s Chairman and Chief Executive Officer stated that such costs were $40 billion. In July 2020, NYCHA announced a plan to carry out capital improvements to approximately 110,000 public housing units through a federal disposition process that would utilize a newly created public entity. The plan seeks to generate funds by borrowing against pooled federal Tenant Protection Vouchers, which are federal rental vouchers with a higher value than the Section 9 operating subsidy that NYCHA currently receives. The plan does not explicitly require City investment or directly impact the Financial Plan. Legislation necessary to implement the plan was not enacted. However, NYCHA continues to pursue such legislation with respect to improvements to 25,000 public housing units.

On May 31, 2018, the Mayor and the Speaker of the City Council established the New York City Advisory Commission on Property Tax Reform (the “Commission”) to consider changes to the City’s property taxation system, without reducing property tax revenues to the City. On January 31, 2020, the Commission released its preliminary report and recommendations which, among other things, would align the taxable value of certain properties more closely with market value. In June 2021, the Commission held its first public hearings to solicit public input on its preliminary report. The implementation of a new property tax system would require State legislation.

Section 1518 of the City Charter provides that tax warrants authorizing the imposition of property taxes by the City are to be signed by the Public Advocate and counter-signed by the City Clerk. On July 1, 2020, Public Advocate Jumaane Williams announced he would not sign tax warrants for City property taxes for fiscal year 2021 for policy reasons related to the City budget but unrelated to the imposition of property taxes and, to date, has not signed the tax warrants. The City issued bills and collected payments for property taxes due in fiscal year 2021 . On March 8, 2021, the Public Advocate filed an Article 78 petition in New York State Supreme Court in New York County asking the Court to issue an order prohibiting the City from filing borough property tax assessment rolls and warrants or issuing adjusted property tax bills and quarterly statements unless the related tax warrants have been signed by the Public Advocate and countersigned by the City Clerk. The City maintains that the City Charter requirement that the Public Advocate sign the tax warrants is ministerial in nature and that the Public Advocate does not have the power to delay, hinder, or prevent the City’s duly authorized and required collection of property taxes. The City has cross-moved to dismiss the Public Advocate’s petition, and the Court has scheduled oral argument for October 13, 2021. On July 21, 2021, the Public Advocate announced that he has not decided whether he will sign tax warrants for the collection of property taxes for fiscal year 2022. The City has issued, and will continue to issue, property tax bills as regularly scheduled and intends to collect all payments for property taxes due in fiscal year 2022.

The City’s Ten-Year Capital Strategy (as defined below) reflects approximately $1.6 billion for reconstruction work on the Brooklyn Queens Expressway between Sands Street and Atlantic Avenue, including the Triple Cantilever. On August 4, 2021, the Mayor announced a plan for a series of improvements to the Triple Cantilever structure, along with certain changes in use, which would replace the larger reconstruction project and are intended to extend the useful life of the existing asset by approximately twenty years. The cost and scope of such improvements are uncertain at this time, but are estimated to be between $500 million and $750 million. The City will continue to study what improvements will be required to implemented beyond such twenty year period.

From time to time, the City Comptroller, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and may contain different perspectives on the City’s budget and economy and may engender public comment. For information on reports issued on the November Financial Plan and the Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports.”

Employment. The City is a leading center for the banking and securities industry, life insurance, communications, fashion design, health care, education, technology, information services, hospitality and retail fields. Over the past two decades, the City has experienced a number of business cycles. From 1992 to 2000, the City added 456,500 private sector jobs (growth of 17%). From 2000 to 2003, the City lost 173,200 private sector jobs (decline of 5%). From 2003 to 2008, the City added 257,600 private sector jobs (growth of 9%). From 2008 to 2009, the City lost 103,200 private sector jobs (decline of 3%). From 2009 to 2019, the City added 918,800 private sector jobs (growth of 29%). From 2019 to 2020, the City lost 517,000 jobs due to the COVID-19 pandemic. All such changes are based on average annual employment levels through and including the years referenced.

As of August 2021, total employment in the City was 4,202,300 compared to 4,612,700 in August 2019 and 3,970,500 in August 2020 based on data provided by the New York State Department of Labor, which is not seasonally adjusted.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of NYCHH and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; the impact of the outbreak of COVID-19; and the extension of the authorization to sell real property tax liens. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Revenue Assumptions

General Economic Conditions. The Financial Plan assumes an increase in economic activity in calendar year 2021 compared to calendar year 2020.

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes, the operating limit and the impact of the outbreak of COVID-19.

Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $16 million in fiscal year 2021, $128 million in fiscal year 2022 and $80 million in each of fiscal years 2023 through 2025. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $154 million in fiscal year 2021 and $149 million, $150 million, $148 million and $146 million in fiscal years 2022 through 2025, respectively. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $657 million, $614 million, $624 million, $632 million and $639 million in fiscal years 2021 through 2025, respectively

The delinquency rate was 1.4% in fiscal year 2016, 1.3% in fiscal year 2017, 1.2% in fiscal year 2018, 1.2% in fiscal year 2019 and 1.8% in fiscal year 2020. The Financial Plan projects delinquency rates of 2.3% in fiscal year 2021, 2.6% in fiscal year 2022, 1.7% in fiscal year 2023, 1.4% in fiscal year 2024 and 1.4% in fiscal year 2025.

On April 24, 2017, a lawsuit was filed challenging the City’s real property tax system and valuation methodology. The action alleges that the City’s real property tax system violates the State and federal constitutions as well as the Fair Housing Act. The action further alleges the valuation methodology as mandated by certain provisions of the State Real Property Tax Law results in a disparity and inequality in the amount of taxes paid by Black and Hispanic Class 1 property owners and renters. The Appellate Division, First Department granted the City’s motion to dismiss and dismissed all claims against the City. In September 2020, the New York Court of Appeals dismissed the plaintiff’s purported appeal as of right of the First Department rulings. The plaintiff filed a motion for leave to appeal on August 12, 2021 and the City filed a response in opposition thereto.

Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from other taxes: (i) with respect to the personal income tax, a 10.5 percent surge in fiscal year 2021 revenue reflecting the impact of federal stimulus programs as well as strong equities markets, a 7.7 percent decrease in fiscal year 2022 revenues reflecting the market’s return to more normal levels and the end of government programs, and continued moderate to strong growth on average in fiscal years 2023 through 2025; (ii) with respect to the business corporation tax, a sharp increase in fiscal year 2021 reflecting near record Wall Street profits, a drop in revenue in fiscal year 2022 following the abnormally strong year before it, and moderate changes in fiscal years 2023 through 2025; (iii) with respect to the unincorporated business income tax, slight growth for fiscal year 2021 following the prior year’s decline, reflecting a drop in tax payments due to the impact of COVID-19 on many industry sectors such as hospitality, entertainment, food and beverage and general retail, a return to more average growth in fiscal year 2022 reflecting an improved economic situation in the City, and a return to moderate to strong growth in fiscal years 2023 through 2025 reflecting the control of the pandemic and consequently, economic growth; (iv) with respect to the sales tax, a decline in growth in fiscal year 2021 following the prior year’s decline, reflecting that consumer spending due to the pandemic was constrained through most of fiscal year 2021 as economic uncertainty and job loss influenced individuals to save and spend mainly on essentials, with tourism, hospitality and entertainment spending remaining severely hampered due to COVID-19, a rebound in growth in fiscal years 2022 and 2023 from increased consumer spending due to pent-up demand and the recovery of the tourism, hospitality and entertainment industries as COVID-19 is controlled, and moderate growth in fiscal years 2024 and 2025 reflecting economic growth; (v) with respect to the real property transfer tax, a steep decline in fiscal year 2021 reflecting a drop in the number of transactions due to the impact of COVID-19 as well as weakness in high end residential transactions that existed before the COVID-19 shut-down, a strong rebound in fiscal years 2022 and 2023 as the City’s economy rebounds and moderate growth in fiscal years 2024 and 2025 reflecting steady economic growth; (vi) with respect to the mortgage recording tax, a decline in fiscal year 2021 mirroring weakness in transaction activity, a strong rebound in fiscal year 2022 before returning to the long-term trend growth rate in fiscal years 2023 through 2025 reflecting steady economic growth; and (vii) with respect to the commercial rent tax, a decline in fiscal year 2021 reflecting the COVID-19 impact with growth returning in fiscal years 2022 through 2025, as the local office market improves with employment gains.

Miscellaneous Revenues. The Financial Plan reflects collections from Miscellaneous Revenues in the amounts of $7.2 billion in fiscal year 2021, $6.8 billion in fiscal year 2022 and $6.4 billion in each of fiscal years 2023 through 2025.

Intergovernmental Aid. The Financial Plan assumes that all existing federal and State categorical grant programs will continue, unless specific legislation provides for their termination or adjustment, and assumes increases in aid where increased costs are projected for existing grant programs.

As of May 31, 2021, approximately 16.3% of the City’s full-time and full-time equivalent employees (consisting of employees of the mayoral agencies and the DOE) were paid by Community Development funds, water and sewer funds and from other sources not funded by unrestricted revenues of the City.

A major component of federal categorical aid to the City is the Community Development program. Pursuant to federal legislation, Community Development grants are provided to cities primarily to aid low and moderate income persons by improving housing facilities, parks and other improvements, by providing certain social programs and by promoting economic development. These grants are based on a formula that takes into consideration such factors as population, age of housing and poverty.

The City’s receipt of categorical aid is contingent upon the satisfaction of certain statutory conditions and is subject to subsequent audits, possible disallowances and possible prior claims by the State or federal governments. The general practice of the State and federal governments has been to deduct the amount of any disallowances against the current year’s payment, although in some cases the City remits payment for disallowed amounts to the grantor. Substantial disallowances of aid claims may be asserted during the course of the Financial Plan. The City estimates probable amounts of disallowances of recognized grant revenues and makes the appropriate adjustments to recognized grant revenue for each fiscal year. The amounts of such downward adjustments to revenue for disallowances attributable to prior years increased from $124 million in the 1977 fiscal year to $542 million in the 2006 fiscal year. The amounts of such disallowances were $103 million and $114 million in fiscal years 2007 and 2008, respectively. There were no adjustments for estimated disallowances in fiscal years 2009 and 2010. In fiscal year 2011 the downward adjustment for disallowances was $113 million and in fiscal year 2012 an upward adjustment of $166 million was made, reflecting a reduced estimate of disallowances attributable to prior years as of June 30, 2012. In fiscal years 2013, 2014, 2015, 2016, 2018 and 2020, downward adjustments of $59 million, $19 million, $110 million, $1 million, $558 million $139 million and $5 million, respectively, were made. In fiscal years 2017 and 2019, upward adjustments of $558 million and $113 million, respectively, were made. As of June 30, 2020, the City had an accumulated reserve of $299 million for all disallowances of categorical aid.

Expenditure Assumptions

Personal Service Costs. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will increase from an estimated level of 271,363 as of June 30, 2021 to an estimated level of 272,304 by June 30, 2025.

Other Fringe Benefits includes $2.792 billion, $3.079 billion, $3.219 billion, $3.426 billion and $3.593 billion in fiscal years 2021 through 2025, respectively, for post-employment benefits other than pensions (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.

The Financial Plan reflects contract settlements with nearly 85% of the City’s unionized workforce for the 2017 2021 round of collective bargaining. The Financial Plan reflects funding for a cumulative 7.95% for unsettled unions based on the applicable civilian pattern as established by the DC 37 and UFT deals or the uniform pattern based on the Uniformed Officers Coalition settlement. The civilian pattern framework provides, over a 43 month period beginning on the effective date of each applicable contract, for a 2% wage increase on the first day of the contract, a 2.25% wage increase on the 13th month, a 3% wage increase on the 26th month as well as funding equivalent to 0.5% of wages to be used to fund benefit items. The uniform pattern framework provides, over a 36 month period beginning on the effective date of each applicable contract, for increases of 2.25% effective the first day, 2.5% as of the 13th month, and 3% as of the 25th month. All contract settlements also include health insurance savings as part of a 2018 Municipal Labor Committee (“MLC”) agreement (the “2018 MLC Agreement”), in addition to those previously agreed upon.

Four remaining uniformed unions remain unsettled for the 2017-2021 round of collective bargaining. One of the unsettled unions, the Police Benevolent Association, has filed for arbitration over new contract terms. Arbitration proceedings are currently on hold as a result of the COVID-19 pandemic.

The amounts in the Financial Plan reflect the offsets from health insurance savings of $600 million in fiscal year 2021 and thereafter. These savings are pursuant to the 2018 MLC Agreement. The City has the right to enforce the agreement through a binding arbitration process. If total health insurance savings in fiscal year 2021 are greater than $600 million, the first $68 million of such additional savings will be used by the City to make a $100 per member per year increase to welfare funds effective July 1, 2021. If a savings amount over $600 million but less than $668 million is achieved, the $100 per member per year increase will be prorated. Any savings thereafter are to be divided equally between the City and the unions.

These savings are in addition to the $3.4 billion of health insurance savings the City achieved in fiscal years 2015 through 2018, $1.3 billion of which are recurring, which were negotiated pursuant to a previous MLC agreement.

The Financial Plan reflects no wage increases for two years following the expiration of the current labor contracts covering the 2017-2021 round of collective bargaining, followed by annual 1% wage increases. Each annual 1% wage increase will cost approximately $460 million per fiscal year.

Other Than Personal Services (“OTPS”).

Administrative OTPS and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2021 fiscal year. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2021 through 2025. Energy costs for each of the 2021 through 2025 fiscal years are assumed to vary annually, with total energy expenditures projected at $802 million in fiscal year 2021 and increasing to $981 million by fiscal year 2025.

Public Assistance. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $810 million in fiscal year 2021 and $891 million in each of fiscal years 2022 through 2025.

Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $5.5 billion for the 2021 fiscal year. The City-funded portion of medical assistance payments is expected to be $6.4 billion in each of fiscal years 2022 through 2025. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to NYCHH.

New York City Health and Hospitals. NYCHH, which provides essential services to over 1.1 million New Yorkers annually, faces near- and long-term financial challenges resulting from, among other things, changes in hospital reimbursement under the Affordable Care Act and the statewide transition to managed care. On April 26, 2016, the City released “One New York: Health Care for Our Neighborhoods,” a report outlining the City’s plan to address NYCHH’s financial shortfall.

In May 2021, NYCHH released a cash-based financial plan, which projected City-funded expenditures of $2.5 billion in fiscal year 2021, $980 million in fiscal year 2022, $682 million in fiscal year 2023, and $690 million in each of fiscal years 2024 and 2025, in addition to the forgiveness of debt service in fiscal years 2022 through 2025 and the City’s contribution to supplemental Medicaid payments which is consistent with the City’s Financial Plan. NYCHH’s financial plan projected total receipts of $12.0 billion, $10.5 billion, $8.9 billion, $8.5 billion and $8.4 billion, and total disbursements of $12.0 billion, $10.4 billion, $8.9 billion, $8.8 billion and $8.7 billion in fiscal years 2021 through 2025, respectively.

NYCHH relies on significant projected revenue from Medicaid, Medicare and other third-party payor programs. Future changes to such programs could have adverse impacts on NYCHH’s financial condition.

Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), NYCHA, City University of New York (“CUNY”) and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims, which are discussed below under “Judgments and Claims.” “In the past, the City has provided additional assistance to certain State governmental agencies, public authorities or public benefit corporations which receive or may receive monies from the City directly, indirectly or contingently (“Covered Organizations”) that had exhausted their financial resources prior to the end of the fiscal year No assurance can be given that similar additional assistance will not be required in the future.

New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. An accrual-based financial plan for NYCT covering its 2021 through 2024 fiscal years was published in July 2021 (the “2021 NYCT Financial Plan”). The NYCT fiscal year coincides with the calendar year. The 2021 NYCT Financial Plan reflects the negative impacts of the COVID-19 outbreak on MTA costs, ridership, and farebox revenue. The 2021 NYCT Financial Plan reflects City assistance to the NYCT operating budget of $461.0 million in 2021, increasing to $546.0 million in 2025. In addition, the 2021 NYCT Financial Plan projects real estate transfer tax revenue dedicated for NYCT use of $365.0 million in 2021, increasing to $612.1 million in 2025. The 2021 NYCT Financial Plan includes decreased expected farebox revenue based on projected lower ridership. The 2021 NYCT Financial Plan reflects $7.9 billion in revenues and $14.5 billion in expenses for 2021, leaving a budget gap of $6.6 billion. After accounting for accrual adjustments and cash carried over from 2020, operating budget gaps of $2.7 billion in 2021, $4.8 billion in 2022, $6.8 billion in 2023, $9.0 billion in 2024, and $11.7 billion in 2025 are projected. These figures do not reflect the receipt of over $10.5 billion in federal aid across the American Rescue Plan Act (“ARPA”) and Coronavirus Response and Relief Supplemental Appropriations Act, which is expected to offset the 2021 deficit and partially offset the outyear deficits.

In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve-county service area. The PMT is currently expected to generate revenues for NYCT in the amount of $799 million in 2021, increasing to $898 million in 2024.

The MTA faces serious budget shortfalls from historic declines in fare, toll, and tax revenues as a result of the outbreak of COVID-19. Federal aid has allowed the MTA to close the 2021 deficit, but large out-year deficits remain. The City’s payments to the MTA remain dependent on future uncertainties such as additional federal funding, ridership trends, ongoing cleaning costs, and service adjustments.

The 2015-2019 Capital Program currently includes $33.9 billion for all MTA agencies, including $16.7 billion to be invested in the NYCT core system and $1.7 billion for NYCT network expansion.

The State has agreed to contribute $9.1 billion towards the 2015-2019 Capital Program. The City has agreed to contribute $2.656 billion. Of the City’s contribution, $2.056 billion has been reflected in the City’s Capital Commitment Plan, including $164.0 million for the Subway Action Plan. The remaining $600.0 million will come from joint ventures, such as development deals, which will not flow through the City budget.

On September 19, 2019, the MTA released its 2020-2024 Capital Program, which took effect by default in January 2020. The program includes $54.8 billion for all MTA agencies, including $37.3 billion to be invested in subways and $3.5 billion for buses. The entire 2020-2024 Capital Program was placed on hold in 2020 but resumed upon the announcement of $6.5 billion in federal aid in the ARPA in March of 2021.

Legislation adopted in 2019 includes the enactment of congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, with a start date no earlier than December 31, 2020, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing and the start date, have yet to be determined. The 2021 NYCT Financial Plan anticipates that the MTA will begin receiving revenue from congestion tolling in 2023.

In addition, the State 2020 Budget included legislation authorizing the imposition of sales tax on certain additional internet sales and providing that City sales tax revenues in the amount of $127.5 million in State fiscal year 2020 (reflecting the portion of the year in which it is effective) and $170 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. Revenues from such additional sales tax are currently estimated to be approximately $170 million per year and are in addition to existing sales taxes attributable to certain other internet transactions. Additionally, such legislation provided that State sales tax revenues in the amount of $112.5 million in State fiscal year 2020 and $150 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. The State 2020 Budget also included legislation increasing real estate transfer taxes on properties valued at more than $2 million, which will also be directed to the MTA for transit improvements.

The State 2021 Budget requires the City to contribute $3 billion towards the 2020-2024 Capital Program concurrent with the State’s $3 billion contribution. Neither the City nor the State can use operating funds dedicated to the MTA to supplant their capital commitment and must pay on a schedule determined by the State Budget Director. The City has appropriated this $3 billion and this is anticipated to be spent within the years of the Ten-Year Capital Strategy.

The State 2021 Budget included a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The City’s Financial Plan reflects $175 million in each of fiscal years 2022 through 2025 to cover the City’s contributions for paratransit services, compared to MTA’s estimates of $239 million, $278 million, $295 million and $315 million in fiscal years 2022, 2023, 2024 and 2025, respectively. Spending on paratransit is significantly impacted by ridership levels, and it is unknown what the long-term impacts of COVID-19 will be on usage. The City will continue to monitor the anticipated paratransit costs for future years.

Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

Judgments and Claims. In the fiscal year ended on June 30, 2020, the City expended $709.0 million for judgments and claims. The Financial Plan includes provisions for judgments and claims of $582.1 million, $1.34 billion, $758.2 million, $774.6 million and $791.2 million for the 2021 through 2025 fiscal years, respectively. These projections incorporate a substantial amount of claims costs attributed to NYCHH, estimated to be $140 million in each year of the Financial Plan, for which NYCHH reimburses the City unless otherwise forgiven by the City, which was the case in fiscal years 2013 and 2016. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2020 amounted to approximately $7.1 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City’s Corporation Counsel.

In addition to the above claims, numerous real estate tax certiorari proceedings involving allegations of inequality of assessment, illegality and overvaluation are currently pending against the City. The City’s Financial Statements for the fiscal year ended

June 30, 2020 include an estimate that the City’s liability in the certiorari proceedings, as of June 30, 2020, could amount to approximately $1.124 billion. Provision has been made in the Financial Plan for estimated refunds of $400 million in each of fiscal years 2021 through 2025.

General Obligation, Lease and TFA Debt Service. Debt service estimates for fiscal years 2021 through 2025 include debt service on outstanding general obligation bonds and conduit debt, and the funding requirements associated with outstanding TFA Future Tax Secured Bonds, and estimates of debt service costs of, or funding requirements associated with, future general obligation, conduit and TFA Future Tax Secured debt issuances based on projected future market conditions. Such debt service estimates also include estimated payments pursuant to interest rate exchange agreements but do not reflect receipts pursuant to such agreements.

In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of the TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. The City currently expects to continue to finance approximately half of its capital program through the TFA, exclusive of Department of Environmental Protection capital budget items financed by the Water Authority.

The Financial Plan reflects general obligation debt service of $3.41 billion, $3.88 billion, $4.44 billion, $4.74 billion and $4.97 billion in fiscal years 2021 through 2025, respectively, conduit debt service of $98 million, $124 million, $148 million, $119 million and $117 million in fiscal years 2021 through 2025, respectively, and TFA debt service of $2.83 billion, $3.03 billion, $3.81 billion, $3.93 billion and $4.26 billion in fiscal years 2021 through 2025, respectively, in each case prior to giving effect to prepayments. Such debt service requirements are projected to be below 15% of projected City tax revenues for each year of the Financial Plan.

Environmental Matters

The City has more than 500 miles of coastline, bordering the Atlantic Ocean as well as rivers, bays, and inlets. Two of its five Boroughs, Manhattan and Staten Island, are islands and water forms the principal boundary of the remaining three. As a result, the City is directly affected by rising sea levels and exposed to intensifying coastal storms.

Storms

On Monday, October 29, 2012, Sandy hit the Mid-Atlantic East Coast. The storm caused widespread damage to the coastal and other low lying areas of the City and power failures in various parts of the City, including most of downtown Manhattan. On January 29, 2013, President Obama signed legislation providing for approximately $50.5 billion in storm-related aid for the region affected by the storm. Although it is not possible for the City to quantify the full, long-term impact of the storm on the City and its economy, the current estimate of the direct costs to the City, NYCHH and NYCHA is approximately $10.7 billion (comprised of approximately $1.8 billion of expense costs and approximately $8.9 billion of capital project costs). Such direct costs represent funding for emergency response, debris removal, emergency protective measures, repair of damaged infrastructure and long-term hazard mitigation investments. In addition to such direct costs, the City is delivering Sandy-related disaster recovery assistance services, benefiting impacted communities, businesses, homeowners and renters (“Community Costs”). The City anticipates that funding for Community Costs will be primarily reimbursed with federal funds. However, the City is responsible for $134 million of such Community Costs, which are reflected in the Financial Plan. In addition, the City may be responsible for up to approximately $150 million of additional Community Costs, which are not reflected in the Financial Plan.

The Financial Plan assumes that the direct costs described above will largely be paid from non-City sources, primarily the federal government, and that the Community Costs described above will be primarily reimbursed by federal funds. The City expects reimbursements to come from two separate federal sources of funding, FEMA and HUD. The City has secured approximately $10.7 billion in FEMA assistance and other federal emergency response grants (“FEMA Funding”). The maximum reimbursement rate from FEMA is 90% of total costs. Other federal emergency response grants may have larger local share percentages. The City expects to use $720 million of Community Development Block Grant Disaster Recovery funding allocated by HUD to meet the local share requirements of the FEMA funding, as well as recovery work not funded by FEMA or other federal sources. This allocation would be available to fill gaps in such FEMA funding. As of June 30, 2021, the City, NYCHH and NYCHA have received $4.4 billion in reimbursements from FEMA for the direct costs described above. In addition to the FEMA Funding described above, HUD has made available over $4.4 billion for Community Costs, of which approximately $3.8 billion has been received through June 30, 2021. No assurance can be given that the City will be reimbursed for all of its costs or that such reimbursements will be received within the time periods assumed in the Financial Plan. There is no assurance, if the City were to experience a similar storm in the future, that non-City sources, including the federal government, would pay the costs.

On September 1, 2021, Ida hit the Mid-Atlantic East Coast as a post-tropical cyclone (“Ida”), bringing significant rainfall and resulting in severe flooding in parts of the City, including in inland areas. Rainfall from Ida exceeded the previous record for the most single-hour rainfall in the City and for the first time the National Weather Service declared a flash flood emergency in the City. Ida resulted in the deaths of 13 people in the City, 11 of which occurred in basement housing units. On September 3, 2021, the Mayor announced a climate-driven rain response plan, which includes developing improved storm warning systems and the creation of the Extreme Weather Response Taskforce composed of representatives from several different City agencies, including DEP, the Department of Transportation, Emergency Management and the Department of Sanitation. On September 27, 2021, the taskforce released its report, The New Normal: Combating Storm-Related Extreme Weather in New York City. The report’s recommendations, among others, include (i) improvements to emergency preparedness and response, (ii) protecting occupants of basement apartments and (iii) expediting both short-term and long-term investments in infrastructure, including sewers and prevention of flooding in inland communities. The total costs of implementing all of the report’s recommendations would be substantial and in some cases would require State and federal funding. To support the report’s recommendations, the Mayor has announced plans to increase capital spending through fiscal year 2031 by $2.5 billion and to accelerate to fiscal years 2022 through 2024 approximately $200 million in capital funding previously expected to be spent in fiscal years 2025 through 2028. Approximately $2.1 billion of the new capital spending, and all of the accelerated funding, would be in the Department of Environmental Protection’s (“DEP”) capital budget and be funded by the City’s water and sewer system through bonds issued by the City’s Water Authority. The new and accelerated DEP funding will be used for the installation of both new and replacement sewers along with green infrastructure projects such as bioswales. The remaining $400 million would be funded through the City’s Capital Budget. Such increases and acceleration of spending, with respect to fiscal years 2022-2025, are expected to be reflected in the City’s Capital Commitment Plan to be released in fall 2021. To support the taskforce’s recommendations, approximately $25 million in additional expense funding is also expected to be added to each fiscal year of the City’s next financial plan, expected to be released in November 2021. The extent to which funding would be available from State or federal sources is not known at this time.

Climate Change

The 2007 strategic plan plaNYC, A Greener, Greater New York, recognized climate change as a new challenge facing the City cutting across all of the issues covered in the plan. The 2007 strategic plan described the City’s climate change strategy as the sum of all the initiatives in the plan and announced initiation of a long- term effort to develop a comprehensive climate change adaptation strategy to prepare the City for the climate shifts that are unavoidable. Many actions undertaken by the City followed, including initiation of work with FEMA to ensure that City floodplain maps reflect the most current information and creation of the New York City Panel on Climate Change (“NPCC”). NPCC is a body of more than a dozen leading independent climate and social scientists appointed by the Mayor. Since 2008, NPCC has analyzed climate trends, developed projections, explored key impacts, and advised on response strategies for City planning. NPCC is required to make recommendations to the City regarding climate change projections at least every three years and produced its first report in 2010, with subsequent reports in 2015 and 2019 (collectively, the “NPCC Reports”). The NPCC has identified that the City is already experiencing the impacts of climate change and projects dramatic impacts from climate change on the City in the future.

A Greener, Greater New York was updated in 2011, in June 2013 by plaNYC A Stronger, More Resilient New York, and expanded in April 2015 in One New York: the Plan for a Strong and Just City, and in April 2019 by OneNYC 2050 (the “OneNYC Reports”). NPCC projections form the basis for the City’s climate resiliency planning and are reflected in the OneNYC Reports. Many of the resiliency and other undertakings included in the OneNYC Reports involve coordination and cooperation with multiple public and private stakeholders, and expansion of ongoing maintenance and development, as well as specific initiatives such as those described below.

Building on the recommendations contained in the OneNYC Reports, the City is in the process of implementing, over the next ten years, climate resiliency projects costing in excess of $20 billion, most of which are dedicated to areas previously affected by Sandy and some of which are directed toward mitigating the risks identified in the NPCC Reports. Such plans include both stand-alone resiliency projects and the integration of resiliency protection into the City’s ongoing investments. These projects are in various stages of feasibility review, design and construction and/or implementation. Funding for these projects is expected to come from City, State and federal sources. Some projects are expected to require additional funding to the extent that they are in the planning stages or current funding does not provide for the costs of construction.

Several major coastal resiliency projects are currently underway throughout the City, including the East Side Coastal Resiliency Project (“ESCR”), the South Shore of Staten Island Coastal Storm Risk Management Project (the “Staten Island Project”) and the Rockaways Shorefront and Back Bay Projects (the “Rockaways Project”).

Through ESCR, which broke ground in 2021, the City is constructing an integrated coastal flood protection system for which it will seek FEMA accreditation, create resilient open spaces, and improve waterfront access on Manhattan’s east side, from East 25th Street at the north to Montgomery Street at the south. The City anticipates the entire flood protection system will be in place and operational by the 2023 Atlantic hurricane season. The expected cost of ESCR is $1.97 billion, which is fully funded through a combination of City, federal and other funding. Other projects in Lower Manhattan include flood walls and deployable flip-up barriers to protect the Two Bridges neighborhood, which lies south of Montgomery Street at the north to the Brooklyn Bridge at the south, developing a plan that contemplates extending the Manhattan shoreline from the Brooklyn Bridge to the Battery into the East River to protect the Seaport and Financial District area, and an elevated waterfront esplanade in the Battery and flood barriers in Battery Park City. On February 10, 2020, litigation was filed in New York Supreme Court challenging the project on the theory that the project constitutes alienation of parkland, and therefore would require State legislative approval. On August 20, 2020, the litigation was dismissed. On August 28, 2020, petitioners filed a notice of appeal, and the appeal is currently being briefed. On April 26, 2021, separate litigation was filed in New York Supreme Court challenging the City Department of Design and Construction’s procurement of the construction contract for a portion of ESCR. On July 14, 2021, the case was dismissed. The contract has been registered with the Comptroller. On July 29, 2021, petitioner filed a notice of appeal.

The Staten Island Project, which is being designed and constructed by the U.S. Army Corps of Engineers (“USACE”), will create a 5.5-mile line of coastal protection on Staten Island between Fort Wadsworth and Oakwood Beach. USACE currently estimates that the project will cost $615 million, with the City responsible for 10.5% of the project costs, and the remaining project costs to be paid for with federal and State funds. USACE expects to bid out contracts for the project in 2021.

The Rockaways Project, which is also being designed and constructed by USACE, consists of coastal protection elements on the Atlantic shorefront and on the Jamaica Bay side of the Rockaways. Construction has begun on the project, which will be fully funded by the federal government, with an expected cost of approximately $590 million.

The City expects that additional resiliency projects will be identified and implemented in the coming years, including projects inside and outside of the areas affected by Sandy and addressing risks identified in the NPCC Reports including coastal storms, sea level rise, extreme heat and intense rainfall.

In 2015, FEMA issued preliminary updated flood insurance rate maps (FIRMs), which would have expanded the 100-year floodplain beyond the areas designated in the flood maps issued in 2007. The City appealed the 2015 preliminary flood maps challenging the modeling FEMA used to develop them. The 2015 preliminary flood maps were adopted into the building code, but the prior 2007 flood maps remain in effect for flood insurance purposes. In 2016, FEMA agreed with the City’s appeal, and the City is currently working with FEMA to update the maps. The new maps are expected to generally expand the 100-year floodplain from the 2007 flood maps and may cover different areas than the 2015 preliminary flood maps. Such expansion could negatively impact property values in those newly designated areas. In addition, an increase in areas of the City susceptible to flooding resulting from climate change could result in greater recovery costs to the City if flooding were to occur within such larger areas.

Despite the efforts described above, the magnitude of the impact on the City’s operations, economy, or financial condition from climate change is indeterminate and unpredictable. No assurance can be given that the City will not encounter natural disaster risks, such as hurricanes, tropical storms, heatwaves or catastrophic sea level rise in the future, or that such risks will not have an adverse effect on the operations, economy or financial condition of the City.

Cybersecurity

The City relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private or sensitive information, the City and its agencies and offices face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computers and other sensitive digital networks and systems. In 2017, pursuant to a Mayoral Executive Order, the Mayor established the New York City Cyber Command (“Cyber Command”), led by the City’s Chief Information Security Officer, to protect the people and technological assets of the City.

In collaboration with the City’s Department of Information Technology and Telecommunications (“DoITT”), Cyber Command is charged with setting information security policies and standards, directing citywide cyber defense and incident response, deploying defensive technical and administrative controls and providing guidance to the Mayor and City agencies on cyber defense. Cyber Command has over 100 full-time employees and works with designated cybersecurity contacts at each City agency as part of the Citywide Cybersecurity Program. The Financial Plan reflects funding for Cyber Command of $119 million in fiscal year 2021, $128 million in fiscal year 2022 and $132 million in each of fiscal years 2023 through 2025. Such funding does not account for cybersecurity funding at other City agencies, including DoITT. Cyber Command is built around three core cybersecurity functions: threat management, which manages incident response and cyber threat intelligence; security sciences, which manages strategic and tactical cyber defense technologies and initiatives; and urban technology, which identifies unpatched systems in the City’s networks and helps agencies prioritize remediation efforts on those systems.

In carrying out its functions, Cyber Command works with a range of City, State, and federal law enforcement agencies, including the New York City Police Department and the Federal Bureau of Investigation’s Joint Terrorism Task Force. Cyber Command regularly works with other states and municipalities throughout the country to share cybersecurity threat intelligence and best practices, as well as with non-governmental entities such as utilities, telecommunications providers and financial services companies for the purpose of enhancing collective cyber defenses. The City has developed standard cybersecurity policies and standards for third party vendors of the City to follow, and security provisions for contracts with vendors, which help ensure that the City is notified of cyber breaches and suspected cyber breaches of a vendor’s network environment. The City has also developed a Citywide Incident Response Policy, which requires City agencies to develop incident response plans in accordance with Cyber Command policies and standards.

While the City conducts periodic tests and reviews of its networks, no assurances can be given that such security and operational control measures will be successful in guarding against all cyber threats and attacks. New technical cyber vulnerabilities are discovered in the United States daily. In addition, cyber attacks have become more sophisticated and increasingly are capable of impacting municipal control systems and components. The techniques used to obtain unauthorized access to, or to disable or degrade, electronic networks, computers, systems and solutions are rapidly evolving and have become increasingly complex and sophisticated. In addition, there is heightened risk due to an increase in remote access to City systems by City employees as a result of the outbreak of COVID-19. As cybersecurity threats continue to evolve, the City may be required to expend significant additional resources to continue to modify and strengthen security measures, investigate and remediate any vulnerabilities, or invest in new technology designed to mitigate security risks. The results of any successful attack on the City’s computer and information technology systems could impact its operations and damage the City’s digital networks and systems, and the costs of remedying any such damage could be substantial. Consistent with the City’s general policy to self-insure, the City does not carry insurance against cyber attacks.

On Saturday, June 5, 2021, Cyber Command detected unusual activity on one server located within the City Law Department’s information technology systems and promptly determined, with the assistance of the Law Department, a third-party had accessed the server in an unauthorized manner. Consistent with the City’s Cybersecurity Incident Response protocols, Cyber Command, DoITT, and the Law Department took immediate action to contain the server, identify any additional impacted systems and contain such systems, and engaged in various defensive measures to address the unauthorized activity, including, without limitation, temporarily disabling remote access capability to the Law Department’s network and blocking incoming connections from the remote access systems. The disabling and blocking resulted in the inability of Law Department employees to remotely access the Law Department network, although such employees could continue to access the network while present at the Law Department’s offices. Such disabling and blocking remained in effect as the City implemented certain security measures which led to continued business interruption. Due to certain COVID restrictions and the remote nature of certain Law Department work, the inability to access the network remotely led to temporary, significant business interruption. Beginning on September 13, 2021, all mayoral agency employees, including Law Department employees, have returned to full in-person work. With the replacement of components and system upgrades, full functionality of the Law Department’s computer network is substantially complete. Cyber Command’s investigation has found no evidence of data exfiltration or unauthorized encryption of City information technology systems or the presence of ransomware.

Certain Reports. Set forth below are summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.

On August 3, 2021, the City Comptroller released a report entitled “Comments on New York City’s Fiscal Year 2022 Adopted Budget.” The report states that both the national and City economic outlooks have improved dramatically since the June 2020 Financial Plan was released. However, vaccine hesitancy and the spread of the Delta variant of the COVID-19 virus pose a near-term risk to economic recovery. The report notes that the Financial Plan closes a $4.18 billion gap projected in June of 2020 due to prepayment in fiscal year 2021 of $6.11 billion of fiscal year 2022 expenditures. The prepayment also allowed the City to support a $1.42 billion downward revision in City-funds revenues and a Rainy Day Fund deposit of $500 million. The report notes that the fiscal year 2022 budget is balanced but the Financial Plan projects budget gaps in fiscal years 2023 through 2025. Revenues are projected to grow by 2.3 percent from fiscal year 2022 through 2025, while expenditures are projected to grow by 6.4 percent. However, adjusted for prepayments in fiscal year 2021 of fiscal year 2022 expenses, expenditures before reserves are projected to remain relatively flat, which can be attributed to the assumption of unspecified labor savings annually beginning in fiscal year 2023 and the winding down of spending related to COVID-19.

In the report, the City Comptroller projects net offsets of $1.13 billion, $166 million, and $763 million in fiscal years 2022, 2024 and 2025, respectively, and net risks of $427 million in fiscal year 2023, which, when added to the results projected in the Financial Plan, would result in a surplus of $1.13 billion in fiscal year 2022, and gaps of approximately $4.48 billion, $3.67 billion, and $3.31 billion in fiscal years 2023 through 2025, respectively.

The differences from the Financial Plan projections result in part from the City Comptroller’s net expenditure projections, which are higher than the Financial Plan projections by $330 million, $871 million, and $130 million in fiscal years 2022 through 2024, respectively, and lower than the Financial Plan projections by $610 million in fiscal year 2025, as a result of: (i) additional overtime expenditures of $130 million in each of fiscal years 2022 through 2025; (ii) increased expenditures to fund the Fair Fares program of $47 million in fiscal year 2022 and $100 million in each of fiscal years 2023 through 2025; (iii) increased homeless shelter operation expenditures of $147 million in each of fiscal years 2022 through 2025; (iv) increased expenditures associated with funding the Emergency Rental Assistance Program of $202 million in each of fiscal years 2023 through 2025; (v) reduction in labor savings of $1 billion in each of fiscal years 2023 through 2025; (vi) increased cost of providing MTA Paratransit Funding of $81 million, $111 million, $130 million and $150 million in fiscal years 2022 through 2025, respectively; and (vii) increased costs associated with providing prevailing wages for homeless shelter security guards of $41 million in each of fiscal years 2023 through 2025. The report also projects: (i) decreased expenditures associated with pension contributions of $760 million, $1.52 billion, and $2.28 billion in fiscal years 2023 through 2025, respectively; and (ii) anticipated debt service savings from lower interest rates on variable rate bonds of $75 million in fiscal year 2022 and $100 million in each of fiscal years 2023 through 2025.

The differences from the Financial Plan projections also result from the City Comptroller’s net revenue projections, which are higher than the Financial Plan projections by $1.46 billion, $444 million, $296 million, and $153 million in fiscal years 2022 through 2025, respectively. The report projects that: (i) property tax revenues will be higher by $236 million, $242 million, $245 million, and $254 million in fiscal years 2022 through 2025, respectively; (ii) personal income tax revenues will be higher by $529 million, $94 million, and $133 million in fiscal years 2022, 2024 and 2025, respectively; (iii) business tax revenues will be higher by $157 million in fiscal year 2022; (iv) sales tax revenues will be higher by $291 million, $164 million, $142 million, and $81 million in fiscal years 2022 through 2025, respectively; (v) real-estate-related tax revenues will be higher by $162 million in fiscal year 2022; (vi) other tax revenues will be higher by $8 million in fiscal year 2022; and (vii) revenues from audit collections will be higher by $79 million in fiscal year 2022, and $279 million in each of fiscal years 2023 through 2025.

The report also identifies certain risks to projected revenues that result in the following differences from the Financial Plan: (i) personal income tax revenues will be lower by $58 million in fiscal year 2023; (ii) business tax revenues will be lower by $64 million, $176 million, and $166 million in fiscal years 2023 through 2025, respectively; (iii) real-estate-related taxes will be lower by $113 million, $281 million, and $417 million in fiscal years 2023 through 2025, respectively; and (iv) other tax revenues will be lower by $6 million, $7 million, and $11 million in fiscal years 2023 through 2025, respectively.

On August 3, 2021, the OSDC released a review of the Financial Plan. The report highlights a $2 billion increase in City-funded spending, noting the difficulties associated with balancing short-term and long-term economic needs. As it has done since the release of the April financial plan, OSDC continues to encourage (i) the use of federal relief for one-time recovery initiatives, (ii) avoiding new recurring spending without identifying commensurate resources, and (iii) leveraging positive operating results to build reserves. The report warns that the City continues to rely on one-time relief for new spending, setting aside only a small portion for reserves, which will benefit short-term economic needs at the risk of further complicating somewhat unpredictable long-term economic needs.

The report notes that agency expenditures have increased by nearly $1.5 billion, and there remains risks to City spending from unanticipated effects of the pandemic. City-funded spending continues to grow, and while the rate of growth is projected to slow in the out-years of the Financial Plan, the Financial Plan does not include out-year funding for new recovery programs that may be difficult to let expire. Additionally, budget gaps remain in the out-years, and gaps may be subject to more volatility in the years following the pandemic.

The City has benefitted from a recent increase in tourism and more than 60 percent of office workers are expected to return to workplaces by September, but new COVID-19 variants threaten further disruption and the commercial real estate market remains sluggish. Lower pension expenses and increased personal income tax revenues may offset future budget risks but are not guaranteed going forward. Reaching an agreement with organized labor will be necessary for the City to avoid significant risks to its budget, and it still has to manage education related risks and other perennial risks including overtime and funding for the MTA. To ensure long-term balance, the OSDC recommends the City renew efforts to add to reserves, identify cost efficiencies and improve revenue collections in order to help mitigate future uncertainties.

The OSDC report quantifies certain risks to the Financial Plan. The report identifies a surplus of $53 million in fiscal year 2021 and net risks of $23 million, $1.33 billion, $1.15 billion and $683 million in fiscal years 2022 through 2025, respectively. When combined with the results projected in the Financial Plan, the report estimates a surplus of $53 million in fiscal year 2021 and budget gaps of $23 million, $5.38 billion, $4.99 billion and $4.75 billion in fiscal years 2022 through 2025, respectively. The risks to the Financial Plan identified in the report include: (i) increased expenditures associated with increases in charter school tuition rates of $282 million, $433 million and $625 million in fiscal years 2023 through 2025, respectively; (ii) increased expenditures associated with providing services to students with disabilities of $220 million in each of fiscal years 2023 through 2025; (iii) increased expenditures for student transportation of $108 million in each of fiscal years 2022 through 2025; (iv) increased uniform services overtime costs of $340 million in fiscal year 2022 and $310 million in each of fiscal years 2023 through 2025; (v) increased cost of providing MTA paratransit funding of $79 million, $110 million, $129 million and $150 million in fiscal years 2022 through 2025, respectively; (vi) increased cost of providing MTA bus subsidies of $72 million, $106 million and $131 million in fiscal years 2023 through 2025, respectively; (vii) increased expenditures for homeless adult shelters of $147 million in each of fiscal years 2022 through 2025; (viii) increased expenditures to fund the emergency rental assistance program of $200 million in each of fiscal years 2023 through 2025; (ix) increased expenditures to fund the Fair Fares program of $49 million, $59 million and $66 million in fiscal years 2023 through 2025, respectively; (x) increased expenditures associated with providing prevailing wage for Department of Homeless Services security guards of $41 million in each of fiscal years 2023 through 2025; and (xi) reduction in labor savings of $1 billion in each of fiscal years 2023 through 2025.

The report also identifies (i) increased tax revenues of $53 million, $395 million, $276 million, $106 million and $107 million in fiscal years 2021 through 2025, respectively; (ii) a reduction in pension contributions of $711 million, $1.42 billion and $2.13 billion in fiscal years 2023 through 2025, respectively; (iii) additional debt service savings of $50 million and $150 million in fiscal years 2022 and 2023, respectively; (iv) additional savings as a result of the TFA Building Aid Revenue Bond refundings of $13 million in fiscal year 2022 and $74 million in each of fiscal years 2023 through 2025; and (v) a reduction in costs associated with the MTA bus subsidies of $193 million in fiscal year 2022.

On July 29, 2021, the staff of the Control Board issued a report reviewing the Financial Plan. The report states that the City is showing signs of recovery, having benefitted greatly from multi-year federal aid, strong growth in personal and business income taxes, a booming stock market and a high vaccination rate which allowed for ending most COVID-19 restrictions. This resulted in a projected $6.1 billion surplus of funds in fiscal year 2021, mostly comprised of larger-than-anticipated additional tax revenues. This surplus was used to balance the fiscal year 2022 budget and prepay expenses for fiscal year 2022. The report also notes that the momentum from job and wage gains in fiscal year 2021 could lead to additional property and non-property tax surpluses in fiscal years 2021 and 2022.

While federal aid enabled the City to directly fund education and COVID-19 response, address economic impact, restore services and support City-wide programs and initiatives, the City was not able to replace the $1 billion of Retiree Health Benefit Trust funds removed in fiscal year 2020 nor remove from the Financial Plan unspecified labor savings in fiscal years 2023 through 2025. However, the City was able to contribute $500 million to the fiscal year 2022 rainy day fund. The report notes that while the City has generated savings over the Financial Plan, it lacks a substantial commitment to find savings of recurring value, highlighting that the receipt of federal monies being relied upon will end by fiscal year 2025.

The report outlines a number of concerns and potential risks to the City’s operating budget that affect the out-years of the Financial Plan. A risk analysis of the City’s unspecified labor savings and higher-than-projected spending for uniformed services overtime results in estimates that the City’s budget gaps could be higher by a net $1.2 billion in each of fiscal years 2023 through 2025, increasing the budget deficits in each of those years by at least $5 billion. Additionally, labor contracts have begun to expire, and the City has not yet replenished funding after having eliminated the 1% wage increases from the labor reserve for the first two years of future settlements. A potential increase in labor costs would require a greater portion of the City’s operating budget, further complicating the rapidly growing debt service costs from funding the City’s expansive capital plan. The report warns that these risks, among others, may result in unsustainable pressure on the City’s operating budget.

The report identifies net risks to the Financial Plan of $4 million and $1.16 billion in fiscal years 2022 and 2023, respectively, and $1.15 billion in each of fiscal years 2024 and 2025, resulting in estimated gaps of $4 million, $5.23 billion, $4.99 billion and $5.22 billion in fiscal years 2022 through 2025, respectively. Such net risks and offsets result from: (i) an increase in tax revenues of $250 in fiscal year 2022; (ii) an increase in miscellaneous revenue of $50 million in fiscal year 2023, and $75 million in each of fiscal years 2024 and 2025; (iii) increased uniform services overtime expenses of $254 million and $225 million in fiscal years 2022 and 2023, respectively, and $226 million in each of fiscal years 2024 and 2025; and (iv) uncertainty with respect to the implementation of unspecified labor savings of $1 billion in each of fiscal years 2023 through 2025.

Outstanding General Obligation Indebtedness. As of June 30, 2021, approximately $38.57 billion of City general obligation bonds were outstanding.

Currently, the Hudson Yards Infrastructure Corporation (“HYIC”) has outstanding approximately $2.69 billion aggregate principal amount of bonds. In addition, HYIC has entered into a term loan facility with Bank of America, N.A. pursuant to which HYIC may draw up to an aggregate amount of $200 million, approximately $2.3 million of which has been drawn. The bonds financed the extension of the Number 7 subway line and other public improvements in the Hudson Yards area, and the term loan will be used to finance any remaining costs of completion of the original project and the expansion of the park in the Hudson Yards area. HYIC’s bonds and, on a subordinate basis, draws under the term loan facility are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. However, HYIC intends to extend the term loan facility prior to maturity on June 30, 2022. To the extent payments in lieu of taxes and other HYIC revenues are insufficient to pay interest on the HYIC bonds or the term loan, the City has agreed to pay the amount of any shortfall in interest, subject to appropriation. The Financial Plan does not reflect the need for such interest support payments. The City has no obligation to pay the principal of such bonds or of such term loan.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority, which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. In fiscal years 2017, 2018 and 2019, the City did not request the rental payment due to the City from the Water Board. In fiscal year 2020, on account of the outbreak of COVID-19, the City requested a rental payment of $128 million. The Financial Plan further reflects the City requesting a rental payment of $137 million in fiscal year 2021, with no additional rental payment requests for fiscal years 2022 through 2025. The City’s Preliminary Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2022 through 2031 projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $24.3 billion. The 2021-2025 Capital Commitment Plan reflects total anticipated City-funded water and sewer commitments of $13.7 billion, which are expected to be financed with the proceeds of Water Authority debt.

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds). The TFA may have outstanding Future Tax Secured Bonds in excess of $13.5 billion provided that the amount of the Future Tax Secured Bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA.

Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets, which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Ten-Year Capital Strategy for fiscal years 2022 through 2031 totals $118.8 billion, of which approximately 95% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan, which is currently eligible for tax-exempt financing.

New York State

New York is the fourth most populous state in the nation, after California, Texas, and Florida, and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location, air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries.

Manufacturing employment continues to stagnate as a share of total State nonfarm employment, as in most other states, and as a result New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts higher concentrations of manufacturers. As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the third largest component of State nonfarm employment, but only the fifth largest when measured by wage share. This sector accounts for proportionally less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance. For this reason, this is far more important for the State than for the nation. Although this sector accounts for less than one-tenth of all nonfarm jobs in the State, it contributes more than one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. Combined, these industries account for over half of all nonfarm jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation. Farming is an important part of the State’s rural economy, although it constitutes less than 0.2 percent of total State GDP. Principal agricultural products of the State include dairy products, greenhouse and nursery products, fruits, and vegetables.

Federal, State, and local governments together comprise the second largest sector in terms of nonfarm jobs. Public education is the source of over 40 percent of total State and local government employment.

Annual Information Statement. The Annual Information Statement, dated June 8, 2021 (the “AIS”), reflects the State’s Enacted Budget Financial Plan (the “Enacted Budget Financial Plan”) for Fiscal Year (FY) 2022 and sets forth the State’s official Financial Plan projections for Fiscal Year 2022 through Fiscal Year 2025 (“the Financial Plan period”). The State updates the Annual Information Statement quarterly and released its first quarterly update on October 5, 2021 and its second quarterly update on December 3, 2021 (the “AIS Update”) which reflects extracts from the Mid-Year Update to the Financial Plan for FY 2022 (the “Updated Financial Plan” or “Mid-Year Update”) issued by the Division of the Budget (DOB) in October 2021, a summary of second quarter operating results for FY 2022 and updates to the State’s official financial projections for FY 2022 through FY 20251. The State updates the Annual Information Statement on a quarterly basis and may be supplemented from time to time as developments warrant.

Financial Plan Overview

Tax Collections Are Surging

New York, like many other states, is experiencing an unanticipated surge in tax receipts as economic activity, propelled by extraordinary Federal stimulus measures, steadily recovers from the COVID-19 recession.

[1]	The State fiscal year is identified by the calendar year in which it ends. For example, fiscal year 2022 (FY 2022) is the fiscal year that began on April 1, 2021 and will end on March 31, 2022.

Through September 2021, the State’s General Fund tax receipts were $7 billion (16.7 percent) higher than the estimate in the Enacted Budget Financial Plan (the “Enacted Plan”) and $1.7 billion (3.6 percent) over the estimate in the First Quarter Update to the Financial Plan (First Quarterly Update). Preliminary results for October continue to outpace projections. In comparison to FY 2021, General Fund taxes are up by $14.8 billion (43.2 percent), with increases recorded in every tax category.

On the strength of recent collections experience and an analysis of underlying data, DOB is increasing the State-level forecasts for both wage and bonus growth, which are key drivers of tax collections. Total wages are now expected to increase by 8.8 percent in FY 2022, 3.2 percentage points over the forecast in the First Quarterly Update. Bonus income, which grew by nearly 20 percent in FY 2021, is now forecast to increase by 0.8 percent in FY 2022, in comparison to the 4.7 percent decline forecast in the First Quarterly Update.

Updated Financial Plan Shows Balanced Operations in All Four Years

The strength in tax collections through the first six months of FY 2022, and the accompanying upward revisions to the State wage and bonus forecasts warrant significant upward revisions to the estimates for tax receipts. Accordingly, in the Updated Financial Plan and this AIS Update , DOB is increasing the estimate for General Fund tax receipts by $3.8 billion in the current fiscal year. Growth calculated from the higher FY 2022 tax base yields corresponding upward tax revisions of $6.1 billion in FY 2023, $5.4 billion in FY 2024, and $6 billion in FY 2025. Over four years, the estimate for General Fund tax receipts has increased by $21.4 billion in comparison to the First Quarterly Update.

At the same time, there has been increased but manageable pressure on General Fund disbursements. Projected spending for health care, which continues to experience pandemic- related enrollment and other cost pressures, has been increased in each year of the Updated Financial Plan. Other increases reflect approved legislation and targeted investments, as well as a projected deficit in the Medicaid Global Cap beginning in FY 2023. These changes, which would be more notable in a typical quarterly update, are completely overshadowed by the substantial upward revisions to tax receipts.

The bottom-line impact is that DOB now projects General Fund surpluses, before the planned reserve deposits outlined below, in each year of the Updated Financial Plan. The surpluses are estimated at $3.3 billion in FY 2022, $5.3 billion in FY 2023, $3.7 billion in FY 2024, and $4.1 billion in FY 2025. This is the first time that DOB has published a Financial Plan with no budget gaps in any fiscal year.

Ongoing Risks and New Vulnerabilities

The State’s current projections are based on recent tax and expenditure results, updated forecasts for the State and US economy, and programmatic assumptions that DOB believes are reasonable. They do not factor in potential economic and financial shocks, which are, by definition, unpredictable. They also do not account for the real but hard to quantify continuing risks created by the COVID pandemic.

Since the start of the new century, State finances have been subjected to significant stress three times: after the terror attacks of September 11, 2001, by the Great Recession in 2008, and by the COVID pandemic that struck in March 2020. At each event, the State experienced a fiscal crisis, in part due to the lack of sufficiently large reserves. New York found itself “in the lead car of the roller coaster going up” only to find itself “in the lead car coming down,” to paraphrase the late Governor Hugh Carey.

The pandemic has also created new or heightened risks for the State and its largest public authority, the Metropolitan Transportation Authority (MTA). The State itself faces potential risks to its tax base from various uncertainties, including the impact of teleworking and taxpayer migration, among other things. The MTA, which depends in part on the State for new revenues and capital funding, has been adversely affected by the drop in ridership caused by the pandemic. The State may need to provide additional assistance to the MTA, especially when extraordinary Federal aid to the MTA is exhausted.

Preparing for the Next Financial Shock

Past experience indicates that New York will confront other financial shocks, the severity and timing of which are unknown.

Reserves are the most practical and effective defense against such unpredictable risks. Outside experts view robust reserves as an essential tool for mitigating service reductions and public employee layoffs during periods of slow or declining growth. The Center for Budget and Policy Priorities (CBPP), for example, recommends a minimum reserve target of 15 percent of spending. The Government Finance Officers Association (GFOA) recommends establishing reserves in an amount equal to the equivalent of two months of operating revenue or expenditures, which for New York would require a target of roughly 17 percent.

From this vantage point, the State’s principal reserves available today would not be sufficient to avoid reductions in current services spending during a “typical” recession. DOB estimates that tax receipts can be expected to fall from between $35 billion and $50 billion over three years in a recession that resembles those experienced after 9/11 and during the Great Recession. By comparison, principal reserves as of the First Quarterly Update, including planned deposits to the rainy day funds and other reserves, were estimated to total $5.6 billion in FY 2022, and were scheduled to increase to $7.2 billion in FY 2023.

In short, sizeable reserves give the State a far better chance of sustaining its commitments through good times and bad. Inadequate reserves make it much more likely that commitments will fall victim to changing fiscal realities.

An example of the impact that a fiscal crisis can have on the ability of the State to fund its commitments can be found in school aid funding.

In FY 2008, the State committed to funding the new Foundation Aid program within School Aid. Large annual spending increases were scheduled over four consecutive years, through FY 2011, at which time the program would have been fully phased in. In the three years preceding the enactment of Foundation Aid, tax receipts had surged, increasing by 35 percent in just three years (FY 2005-2007). Very little money during this boom was set aside in the rainy-day reserves, which totaled less than 3.5 percent of annual spending in FY 2008.

The Foundation Aid commitment lasted just two years. Starting in FY 2010, beset by recession, the State froze Foundation Aid for three years and reduced its total support of School Aid. Annual Foundation Aid increases began again in FY 2013, but below the levels originally contemplated. Not until the current fiscal year (FY 2022), with the benefit of unprecedented Federal aid and new tax increases, is Foundation Aid again on schedule to be fully funded, this time by FY 2024.

Accordingly, the Updated Financial Plan reserves most of the projected surpluses to bring principal reserves, including amounts informally reserved for economic uncertainties, to 15 percent of State Operating Funds spending by the end of FY 2025. The 15 percent target is equal to about $19 billon of State spending — or roughly half the revenue replacement that could be needed, over three years, at the mid-range of a potential recession. The planned reserve deposits are calibrated to increase the State’s principal reserves from 5 percent to 8 percent in FY 2022. Subsequent planned deposits will increase the balance to 12 percent in FY 2023, 13 percent in FY 2024, and reach 15 percent by FY 2025. For a more comprehensive discussion of reserves, see the “Reserves” section herein

The $3.4 billion of resources remaining after these planned deposits and set-asides to the State’s principal reserves is earmarked in the Updated Financial Plan to maintain and improve the affordability of the State’s debt. While New York has steadily reduced its debt burden, it carries a higher debt load than most of its peer states. Careful use of the new resources is expected to result in long-term debt service savings and ensure capacity for needed capital improvements.

The substantial planned increase in reserves for each year of the Updated Financial Plan are dependent upon continued favorable tax collection results and maintaining projected spending levels, both of which are subject to economic impacts, as well as any new commitments that may be approved in future budget negotiations between the Governor and Legislature.

Quick Start Budget Process

On November 15, 2021, the Executive and Legislature released a joint “Quick Start” report on projected State receipts and disbursements for the current and upcoming fiscal year. The Quick Start process brings the Executive and legislative fiscal staffs, as well as the Office of the State Comptroller, together, in advance of the Governor’s FY 2023 budget submission, to discuss the fiscal outlook for the upcoming year. Though there are differences between the respective estimates, representatives of all parties agreed that the State’s economic recovery remains vulnerable to a range of risks.

FY 2022 Revisions

General Fund receipts, including transfers from other funds, are estimated at $93.1 billion in FY 2022, an increase of $3.8 billion compared to the First Quarterly Update. DOB has raised the FY 2022 estimate for collections across all major tax categories. The higher tax revenue increases the base and therefore carries through each year of the Updated Financial Plan. Tax collections, while strong to date, are subject to substantial downside risk from the spread of COVID variants, which may disrupt economic activity unpredictably in the coming months, and trends that may erode the State’s wealth base over time, including taxpayer migration and telework policies. DOB continues to monitor these trends closely.

General Fund disbursements, including transfers to other funds, are expected to total $90.5 billion in FY 2022, an increase of roughly $450 million compared to the First Quarterly Update. Several revisions affect spending. First, on October 18, 2021, the Federal government extended enhanced Federal Medicaid Assistance Percentage (FMAP) through March 2022. The extension lowers State share Medicaid spending, but is accompanied by increased costs related to restrictions on the implementation of planned savings actions and higher enrollment. In addition, newly approved legislation and targeted initiatives are estimated to increase costs, including, but not limited to, nursing home staffing requirements, differential pay for certain nursing titles, storm disaster assistance, and additional aid to distressed health care providers.

DOB projects the State will end FY 2022 with a General Fund cash balance of $11.8 billion, an increase of $2.6 billion from FY 2021. Planned deposits to reserves total $5.2 billion and are offset by the planned use of $2.6 billion in undesignated fund balances carried over from FY 2021.

Receipts Revisions

Tax Receipts Revisions. DOB has increased receipts estimates by $3.8 billion in FY 2022 and roughly $5 to $6 billion in each subsequent year of the Updated Financial Plan. The increase reflects unprecedented strength in tax collections through the first six months of FY 2022, as well as accompanying upward revisions to the State wage and bonus forecasts.

Third-Party Payments. Legislation recently signed by the Governor reduces uncertainty among sales tax vendors and improves clarity about when sales tax is due on the full (not discounted) retail price if a rebate, discount, or similar price reduction is used and the vendor is fully reimbursed by a third-party. This change is estimated to reduce State and MTA sales and use tax collections by $5 million and $250,000, respectively, in FY 2022, and $20 million and $1 million, respectively, annually thereafter.

All Other. Other revisions include reductions to transfers from other funds based on results to date.

Disbursement Revisions Local Assistance

Medicaid. The Secretary of Human Services has extended the COVID-19 public health emergency through January 17, 2022, which extends enhanced FMAP (eFMAP) through March 2022 (the Enacted Financial Plan assumed eFMAP through December 2021). Due to the timing of monthly reconciliations, March FY 2022 eFMAP will be realized in April 2022 (the first month of FY 2023). The extension of the public health emergency (and eFMAP) is accompanied by cost increases for enrollees whose coverage has been extended due to Maintenance of Effort (MOE) provisions in the Families First Coronavirus Response Act (FFCRA) as well as the State’s 12-month continuous coverage mandate ($606 million in FY 2023). The implementation of certain long-term care savings actions, included as part of MRT II, are restricted due to MOE requirements for the duration of the public health emergency ($289 million). Medicaid costs attributable to COVID related enrollment increases have been increased upward by roughly $282 million in FY 2022 and $249 million in FY 2023.

The updated forecast for Medicaid spending subject to the Global Cap projects spending will exceed the cap beginning in FY 2023. The higher cost is mainly attributable to higher-than- expected utilization and spending trends. The deficits are projected at $137 million in FY 2023, $1.1 billion in FY 2024, and $1.3 billion in FY 2025. The Executive Budget is expected to include a plan to eliminate the projected deficits.

In addition, the Updated Financial Plan has been updated to reflect $250 million of increased State- share Medicaid spending associated with distressed hospitals, in recognition of the impact of increased cost pressures on their financial position. In the current year, the costs are supported by $250 million from the local distressed tax intercept fund, which was previously programmed to offset $150 million of State-supported base expenses associated with distressed hospitals.

Education. General Fund spending for School Aid in the outyears has been increased to offset reduced casino tax revenues associated with the reduction in the slot tax rate paid by Resorts World Catskill from 39 percent to 30 percent. This change reduces casino tax revenue (and increases General Fund support) for School Aid by $17 million in FY 2023 and roughly $9 million annually through FY 2026. This change is offset by a reduction in General Fund spending for School Aid starting in FY 2023 related to an improved Video Lottery Terminals (VLT) and Casino receipts forecast. General Fund support is projected to decrease (and support from special revenue funds is expected to increase) by $197 million in FY 2023 and approximately $61 million annually thereafter due to this estimated increase in VLT and Casino receipts.

Hurricane Ida Relief. The State plans to provide $25 million in FY 2022 for grants to assist undocumented individuals in the aftermath of Hurricane Ida.

All Other. Other revisions include reclassifications of spending between agencies and financial plan categories (i.e., local assistance to/from state operations) that have no net impact on General Fund operations, as well as other minor revisions based on results to date.

Agency Operations

The Governor signed a bill that requires the Commissioner of Health to establish staffing standards for minimum staffing levels in nursing homes and impose civil penalties for nursing homes that fail to adhere to the minimum standards. The Department of Health (DOH) estimates a cost of roughly $2 million annually for this purpose, starting in FY 2022. In addition, location-based salary increases for the recruitment and retention of State institutional nurses increased costs by $14 million in FY 2022 and $18 million annually thereafter. Other revisions include reclassifications, as well as adjustments for pandemic-related operational costs previously expected to be reimbursed or offset by Federal aid and other minor revisions based on actuals to date.

Transfers

General Fund transfers to other funds have been increased in FY 2022 reflecting the anticipated reduction of certain internal operating loans made from the State Treasury pursuant to authorization included in the Enacted Budget for such purpose. The Updated Financial Plan also increases transfers to reflect a revised estimate of fiber optic fees based on collections to date and a continuation of funding for the Retiree Health Insurance Trust Fund in both FY 2024 and FY 2025 ($375 million).

Reserves

The State has three principal reserves to address operating risks: the Tax Stabilization Reserve2, the Rainy Day Reserve3, and amounts informally reserved for economic uncertainties. The first two, which are known collectively as the “Rainy Day Reserves,” have specific statutory limits on how much can be deposited annually and specific conditions on when they can be used. The reserve for economic uncertainties is an informal designation of General Fund resources that was initiated in FY 2020 and is not subject to any statutory limitation as to size or restriction as to use. Together, these funds provide a prudent buffer against financial risks, as discussed earlier in “Preparing for the Next Fiscal Shock” herein.

In the Updated Financial Plan, principal reserves are proposed to be increased annually to reach a target level of 15 percent of spending by FY 2025.

•

Rainy Day Reserves. The Updated Financial Plan includes proposed increases to deposits of $50 million in FY 2022, $150 million in FY 2023, $915 million in FY 2024 and $950 million in FY 2025. The Updated Financial Plan includes planned deposits through FY 2025 totaling nearly $3.7 billion (including deposits previously planned), which is projected to bring the balance in the Rainy Day Reserves to $6.1 billion by FY 2025. The amount that can be deposited to the Rainy Day Reserves, and the total balances that may be held therein, are limited by State law.

•

Reserve for Economic Uncertainties. A total of $12.7 billion (including deposits previously planned) is proposed to be designated through FY 2025 in the reserve for economic uncertainties to improve the State’s ability to weather a recession and respond to other risks during the Financial Plan period.

[2]

The Tax Stabilization Reserve was created pursuant to State law to provide a reserve to finance a cash-basis operating deficit in the General Fund at the end of the fiscal year, and to make temporary loans to the General Fund during the year. Annual deposits may not exceed 0.2 percent of General Fund spending, and the balance may not exceed 2 percent of General Fund spending. These amounts may be borrowed by the General Fund temporarily and repaid within the same fiscal year. They may also be borrowed to cover an operating deficit at year end, but these loans must be repaid within six years in no fewer than three annual installments.

[3]

The Rainy Day Reserve was created pursuant to State law to account for funds set aside for use during economic downturns or in response to a catastrophic event, as defined in the law. The economic downturn clause is triggered after five consecutive months of decline in the State’s composite index of business cycle indicators. The reserve may have a maximum balance equal to 5 percent of projected General Fund spending during the fiscal year immediately following the then-current fiscal year.

State Operating Funds — Summary of Annual Spending Change

State Operating Funds encompasses the General Fund and a wide range of State activities funded from revenue sources outside the General Fund, including dedicated tax revenues, tuition, income, fees, and assessments. Activities funded with these dedicated revenue sources often have no direct bearing on the State’s ability to maintain a balanced budget in the General Fund, but nonetheless are captured in State Operating Funds.

In FY 2022 State Operating Funds spending is estimated at $113.1 billion, an increase of 8.5 percent from FY 2021. Excluding the recovery initiatives, which in State Operating Funds are expected to total $3.7 billion4 in FY 2022, spending is projected to grow by 5.0 percent. School Aid, Medicaid, and funding of FY 2021 pandemic response costs from the Coronavirus Relief Fund (CRF) (which lowered FY 2021 State Operating Funds spending) account for most of the annual increase.

Local Assistance

Local assistance spending includes payments to local governments, school districts, health care providers, managed care organizations, and other entities, as well as financial assistance to, or on behalf of, individuals, families, and not-for-profit organizations. Local assistance comprises roughly two-thirds of State Operating Funds spending. School Aid and Medicaid account for more than half of local assistance spending. In FY 2021, the State withheld a percentage of local aid payments as a contingency measure. With certain exceptions, these withheld amounts were released for payment in March 2021. In most instances, the released payments were, or are expected to be, processed in FY 2022, which affects annual spending growth.

Spending for School Aid in school year (SY) 2022 totals $29.5 billion, representing an annual increase of nearly $3 billion (11.3 percent). This annual increase includes a school year basis Foundation Aid increase of $1.4 billion (7.6 percent), as part of a three-year phase-in of the Foundation Aid formula. In addition to State School Aid, schools will receive $13.0 billion of Federal resources via the Elementary and Secondary School Emergency Relief (ESSER) and Governor’s Emergency Education Relief (GEER) funds allocated to public schools by the Coronavirus Response and Relief Supplemental Appropriations (CRRSA) Act and the American Rescue Plan Act of 2021 (ARP). This funding, available for use over multiple years, is intended to help schools safely reopen for in-person instruction, address learning loss, and respond to students’ academic, social, and emotional needs due to the disruptions of the COVID-19 pandemic, elsewhere referred to as “the public health emergency.”

STAR program spending is affected by the continuing conversion of benefit payments from a real property tax exemption to a PIT credit. The level of reported STAR disbursements will continue to decrease as STAR beneficiaries move into the PIT credit program.

DOH Medicaid spending is estimated at $25 billion in FY 2022, an annual increase of $1.9 billion (8.3 percent). Costs under the Global Cap are projected to increase by $580 million, consistent with the statutory growth index. Costs outside the Global Cap, which include minimum wage increases for health care providers and financial relief to counties and New York City associated with full coverage of the local share of spending growth, are projected to increase by $841 million.

The Federal government has provided a 6.2 percentage point base increase to the FMAP rate since the start of the COVID-19 public health emergency in January 2020. The Updated Financial Plan assumes the continuation of the Enhanced FMAP (eFMAP) through March 31, 2022. The higher FMAP is expected to provide State share savings of nearly $3 billion in FY 2022 and $249 million in FY 2023.

In Mental Hygiene, the Enacted Budget provides increased funding for not-for-profit providers for the cost of minimum wage increases, a 1 percent cost-of-living adjustment (COLA), a return to pre- pandemic service utilization, and targeted investments to ensure adequate access to services and supports.

Funding for transportation is projected to increase by roughly $214 million in FY 2022. Projected operating aid to the MTA and other transit systems mainly reflects the current receipts forecast and timing of certain payments delayed from FY 2021 to FY 2022.

[4]

Includes $377 million for the State Small Business Credit Incentive program that is funded by the Federal government and disbursed as State Funds spending per Federal guidance for past program execution.

The annual growth in social services spending is driven by forecasted increases in the public assistance caseload, which drives higher spending for Safety Net Assistance; timing of payments withheld in FY 2021 that are expected to be paid in FY 2022; and funding for initiatives in the FY 2022 Enacted Budget, including additional funding for rental assistance.

Higher education spending is projected to increase by 8.8 percent in FY 2022, adjusted for the timing of Academic Year 2020 payments for the City University of New York (CUNY) Senior and Community colleges that occurred in FY 2021. Higher spending in FY 2022 primarily reflects increased State support for the Tuition Assistance Program (TAP) and scholarships.

Higher spending for special education and other education programs reflects a pandemic-related decline in reimbursable claims and utilization in FY 2021, with program utilization expected to return to pre-pandemic levels in FY 2022, as well as the occurrence in the first quarter of FY 2022 of payments previously anticipated to occur in FY 2021.

All other local assistance mainly includes the reconciliation between school year and State fiscal year spending for School Aid and the timing of payments.

State Operations/General State Charges (GSCs)

Operating costs for State agencies include salaries, wages, fringe benefits, and Non-Personal Service (NPS) costs (e.g., supplies, utilities) and comprise more than a quarter of State Operating Funds spending.

Operational spending for executive agencies is affected by pandemic response and recovery efforts, including the anticipated timing of Federal reimbursement across several fiscal years for expenses incurred in FY 2021; payment of a 27th payroll; the payment in FY 2022 of general salary increases that were scheduled to go into effect on April 1, 2020; and retroactive payments for FY 2020 and FY 2021 pursuant to the Public Employees Federation (PEF) contract.

Consistent with U.S. Department of Treasury guidance, the State charged $2.8 billion in eligible costs to the CRF in FY 2021. This included approximately $2.7 billion for payroll costs and fringe benefits, primarily for public health and safety employees, and other eligible pandemic response costs. Another $132 million in expenditures incurred in FY 2020 were subsequently canceled and refunded in FY 2021. The Updated Financial Plan also assumes that additional costs incurred by the State in FY 2021 will be charged to the CRF in FY 2022.

Certain pandemic response expenses incurred in FY 2021, including Personal Protective Equipment (PPE), durable medical equipment, costs to build out field hospital facilities, testing, and vaccination activities are expected to be reimbursed by FEMA. DOB expects reimbursement over several years based on past claims experience. State agencies are expected to continue to incur costs to respond to the COVID-19 pandemic in FY 2022, which are expected to be funded with Federal aid from the CRF or FEMA reimbursement.

In FY 2022, State Operations spending for Executive agencies reflects the right sizing of corrections, mental health, and juvenile justice facilities.

University systems spending for FY 2022 is expected to increase as operations rebound following the COVID-19 closures and restrictions.

The operating costs for independent offices (Attorney General, Comptroller, Judiciary, and Legislature) are collectively expected to grow by 2.4 percent in FY 2022.

GSCs spending is projected to increase by $1.5 billion, or 19 percent, in FY 2022. Pandemic-related anomalies drive the annual growth. First, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) allowed employers to defer the deposit and payment of the employer’s share of Social Security taxes through December 2020. The State took advantage of this interest-free deferral and made no social security payments on the non-Medicare portion from April through December 2020, for a savings of $674 million in FY 2021. Repayment of half the deferral will be made in FY 2022, as required by the CARES Act. Second, the State charged eligible fringe benefits to the CRF in FY 2021, which reduced State-share GSC costs. Lastly, expected increases in the State’s health insurance program reflect medical inflation and the potential for more spending resulting from increased utilization following delayed medical visits and procedures during the pandemic. The growth caused by these factors is offset in part by the payment, at the end of FY 2021, of amortizations payable to the Common Retirement System in FY 2022 through FY 2026.

Debt Service

Debt service consists of principal, interest, and related expenses paid on State-supported debt. Debt service expenses are projected to decline from FY 2021 to FY 2022 due to the impact of the FY 2021 liquidity financing and prepayments executed in FY 2021 relative to prepayments planned for FY 2022. The State issued and repaid $4.5 billion of PIT notes in FY 2021 and prepaid $3.1 billion of debt service in FY 2021.

The State plans to prepay another $1.4 billion of debt service in FY 2022, increasing total prepayments across FYs 2021 and 2022 to $4.5 billion. These prepayments will reduce debt service that comes due in FY 2022 ($975 million), FY 2023 ($1.1 billion), FY 2024 ($1.1 billion), and FY 2025 ($1.3 billion).

In addition, the Updated Financial Plan projections set aside $3.4 billion over three years (FY 2023 through FY 2025) for improved debt management, as discussed previously herein.

General Fund Cash-Basis FY 2022 Financial Plan

General Fund receipts are affected by the deposit of dedicated taxes in other funds for debt service and other purposes, the transfer of balances between funds of the State, and other factors. Two significant factors affect reported General Fund tax receipts that are unrelated to actual collections. First, changes in debt service on State-supported revenue bonds affect General Fund tax receipts. The State utilizes bonding programs where tax receipts are deposited into dedicated debt service funds (outside the General Fund) and used to make debt service payments. After satisfying debt service requirements for these bonding programs, the balance is transferred to the General Fund. Second, the STAR program is funded from PIT receipts, with changes in the State supported cost of the program affecting reported PIT receipts.

General Fund disbursements are affected by the level of financing sources available in other funds, transfers of balances between funds of the State, and other factors that may change from year to year.

Receipts

General Fund receipts, including transfers from other funds, are estimated to total $93.1 billion in FY 2022, an increase of $18.8 billion (25.3 percent) from FY 2021. In FY 2021, the State issued short-term PIT notes to manage the impact of the April 15, 2020 tax filing extension on monthly cash flows. The note proceeds were recorded as a miscellaneous receipt and the notes were repaid in full by the end of FY 2021. For the General Fund, the proceeds increased miscellaneous receipts and the repayment reduced PIT receipts. This transaction had no impact on operations or total receipts but does distort the annual change for both miscellaneous receipts and tax receipts. Both the above table and discussions below adjust for this distortion by subtracting the note proceeds from miscellaneous receipts and adding them to PIT income tax receipts.

Tax receipts, including transfers after payment of debt service, are estimated to total $83.7 billion in FY 2022, an increase of $14.7 billion from FY 2021. The increase reflects an improved revenue outlook and $3.5 billion in new revenue from the high-income PIT surcharge and business tax increase enacted in FY 2022 as of the Enacted Budget Financial Plan.

PIT receipts, net of transfers, are estimated to total $57.6 billion in FY 2022, an increase of $9.1 billion from FY 2021. The increase reflects the improved economic forecast and the enacted tax increases, which are partly offset by the actual and planned prepayments, in FY 2021 and FY 2022, of PIT debt service due in FY 2022 through FY 2025. These transactions reduce reported PIT receipts in the fiscal year in which the payments are made and increase PIT receipts in the fiscal years in which the debt service was originally scheduled to be paid. The impact of the debt prepayments on General Fund PIT receipts is a reduction of $3.1 billion in FY 2021 and $302 million in FY 2022 and increases of $1.1 billion in FY 2023, $1.1 billion in FY 2024, and $1.3 billion in FY 2025. Excluding the impact of debt prepayments, PIT receipts growth in FY 2022 compared to the prior year is 12 percent.

Consumption/use tax receipts, including transfers after payment of debt service on the Local Government Assistance Corporation (LGAC) and Sales Tax Revenue Bonds, are estimated to total $15.7 billion in FY 2022, an increase of nearly $4.0 billion (33.8 percent) from FY 2021. Base sales tax growth is estimated at 16 percent in FY 2022 as the economy continues to recover from the COVID-19 economic downturn.

Business tax receipts are estimated at $8.0 billion in FY 2022, an increase of $1.6 billion (25.2 percent) from FY 2021. The increase is primarily attributable to an increase in Corporate Franchise Tax (CFT) gross receipts due to the recently enacted temporary increase in the business income and capital base rates.

Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air (CW/CA) Bonds, are expected to total $2.3 billion in FY 2022, a decrease of $4 million from FY 2021. This is primarily due to a decline in the estate tax due to a higher-than-typical number of extraordinary payments in FY 2021.

Miscellaneous receipts are estimated to decline by $1.2 billion in FY 2022 from FY 2021. The reduction is due to one-time FY 2021 receipts including Extraordinary Monetary Settlements ($600 million) and the Distressed Provider Assistance Fund, which offsets State payments made to distressed providers ($250 million), as well as lower projected resources available from abandoned property, motor vehicle fees, and certain other fees.

Non-tax transfers are estimated to total $7.6 billion in FY 2022, an increase of $5.4 billion from FY 2021. The increase is mainly attributable to the planned transfer to the General Fund in FY 2022 of $4.5 billion of the $12.75 billion in Federal ARP recovery aid.

Disbursements

General Fund disbursements, including transfers to other funds, are expected to total nearly $90.5 billion in FY 2022, an increase of $16.4 billion (22.2 percent) from FY 2021. Spending in FY 2022 includes $3.3 billion for time-limited recovery initiatives, a substantial School Aid increase ($1.7 billion), and Medicaid growth ($1.9 billion). In addition, several transactions that were executed in FY 2021 lowered reported spending in that year. These included funding $2.7 billion of certain eligible health and public safety payroll costs from the CRF; temporary payment withholds that were authorized for release in FY 2021 but not paid until FY 2022; higher State share Medicaid savings from retroactive eFMAP processing; and the deferral of social security taxes from FY 2021 to FY 2022 and FY 2023, as permitted under the CARES Act. Projected spending also reflects DOB’s cautious estimates of disbursements in each financial category, a practice that provides a cushion for potential receipts shortfalls and unanticipated costs.

Local assistance spending is estimated at $61.4 billion in FY 2022, an increase of $12.4 billion from FY 2021. The increase includes $3.3 billion in recovery initiatives and a decline in the number of months eFMAP will be available, shifting approximately $435 million in Medicaid costs from Federal to State funding sources in FY 2022. General Fund spending for education and health care represents most of the local assistance spending. General Fund support for these programs is affected by the level of financing sources (i.e., HCRA and lottery/gaming receipts) available in other funds, as well as the impact of eFMAP that temporarily lowers State spending and increases the Federal share of Medicaid costs. The explanation of annual spending changes for these programs is summarized later in the “State Financial Plan Multi-Year Projections” section.

General Fund agency operation costs, including fringe benefits, are expected to total $21.1 billion in FY 2022, an increase of $3.9 billion from FY 2021. The growth is due to the reclassification of $2.7 billion of personnel expenses for public health and public safety employees to the CRF in FY 2021; deferral of $674 million in Social Security taxes from FY 2021 to FY 2022 and FY 2023; and payment of deferred general salary increases and retroactive PEF salary payments in FY 2022. These increases are offset by the impact of the payment of the State’s pension amortizations in FY 2021. Excluding these anomalies, most executive agencies are expected to hold operations spending at FY 2021 levels, which were reduced by 10 percent from initial FY 2021 Enacted Budget estimates.

General Fund transfers to Other Funds are projected to total $8 billion in FY 2022, an increase of $65 million from FY 2021. Transfers for capital projects are projected to increase by $76 million, reflecting the timing of projects funded from monetary settlements and bond reimbursements, and an increase in planned Pay-As-You-Go (PAYGO) capital spending. Transfers for other purposes are projected to decline by $149 million, mainly due to non-recurring transfers for School Aid in FY 2021 to offset lower lottery receipts. These decreases are partly offset by growth in transfers to support debt service ($66 million) and the State University of New York (SUNY) ($72 million).

FY 2022 Closing Balance

DOB projects the State will end FY 2022 with a General Fund cash balance of $11.8 billion, an increase of $2.6 billion from FY 2021. The increase is mainly due to planned deposits totaling nearly $5 billion to the State’s principal reserves and $275 million to the reserve for labor settlements and agency operations. The latter is expected to be available to fund potential agency costs related to the ongoing general salary increases of 2 percent for both settled and unsettled unions, as well as critical staffing and operational needs. These reserve increases are partly offset by the planned use of the $2.6 billion undesignated fund balance carried over from FY 2021. The undesignated funds include the use of surplus tax revenues from FY 2021 as part of the consensus revenue agreement for FY 2022 ($1 billion) and support the payment of certain local aid payments that had been withheld as a contingency in FY 2021 ($275 million) and the first transfer to the Retiree Health Insurance Trust ($320 million), and other timing related operational needs. Changes in other balances are based on expected activity.

Cash Flow

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). Loans to the General Fund are limited to four months from the start of the fiscal year and must be repaid in full by fiscal year-end. The resources that can be borrowed by the General Fund are limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State, held in internal service and enterprise funds, as well as certain agency funds. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

The Enacted Budget authorized short-term financing for liquidity purposes during FY 2022. In doing so, it provides a tool to help the State manage cash flow, if needed, and more effectively deploy resources as the State continues to respond to the pandemic. Specifically, the authorization allows for the issuance of up to $3 billion of PIT revenue anticipation notes that must be issued before the end of December 2021 and mature no later than March 31, 2022. It also allows up to $2 billion in line of credit facilities, which are limited to 1 year in duration and may be drawn through March 31, 2022, subject to available appropriation. Neither authorization allows borrowed amounts to be extended or refinanced beyond their initial maturity. The Updated Financial Plan does not assume short-term financing for liquidity purposes during FY 2022. DOB evaluates cash results regularly and may adjust the use of notes and/or the line of credit based on liquidity needs, market considerations, and other factors.

The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.

Other Matters Affecting the Financial Plan

General

The Updated Financial Plan is subject to economic, social, financial, political, public health, and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. DOB asserts that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions but can provide no assurance that results will not differ materially and adversely from these projections.

DOB routinely executes cash management actions to manage the State’s large and complex budget. These actions are intended to improve the State’s cash flow, manage resources within and across State fiscal years, adhere to spending targets, and better position the State to address unanticipated costs, including economic downturns, revenue deterioration, and unplanned expenditures. In recent years, the State has prepaid certain payments, subject to available resources, to maintain budget flexibility.

The Updated Financial Plan is based on numerous assumptions including the condition of the State and national economies, and the collection of economically sensitive tax receipts in the amounts projected. Uncertainties and risks that may affect economic and receipts forecasts include, but are not limited to, national and international events; inflation; consumer confidence; commodity prices; major terrorist events, hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal funding laws and regulations; financial sector compensation; monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.

The Updated Financial Plan is subject to various uncertainties and contingencies including, but not limited to, wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund asset assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; the willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; the ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and the ability of the

State and its public authorities to issue securities successfully in public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Potential Long-Term Risks to the Financial Plan from COVID-19 Pandemic

Important State revenue sources, including personal income, consumption, and business tax collections, may be adversely affected by the long-term impact of COVID-19 on a range of activities and behaviors, including commuting patterns, remote working and education, business activity, social gatherings, tourism, public transportation, and aviation. It is not possible to assess or forecast the effects of such changes, if any, at this time.

For example, the COVID-19 pandemic has led to changes in the behavior of resident and non-resident taxpayers. Consistent with the growth in remote work arrangements, many residents and non-residents are no longer commuting into New York and instead are working remotely from home offices. However, under long-standing State policy, a non-resident working from home pays New York income taxes on wages from a New York employer unless that employer has established the non-resident’s home office as a bona fide office of the employer.

The COVID-19 pandemic has also led some New York residents to shelter in locations outside of the State. In addition, some taxpayers who previously resided in New York have permanently relocated outside of the State during the pandemic.

There can be no assurance that COVID-19 variants, such as the currently identified Delta variant, as well as potential future viral mutations, will not slow and impede elements of the State’s recovery. State officials continue to closely monitor global COVID-19 impacts and emerging Federal guidance.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to, reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; and use of non-recurring resources. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor.

The Updated Financial Plan forecast assumes various transactions will occur as planned including, but not limited to, receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts; receipt of miscellaneous revenues at the levels set forth in the Updated Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels currently projected and Federal approvals necessary to implement the Medicaid savings actions. Such assumptions, if they were not to materialize, could adversely impact the Updated Financial Plan in the current year or future years, or both.

The Updated Financial Plan also includes actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these actions are not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.

In developing the Updated Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances that are not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such financial resources will be enough to address risks that may materialize in a given fiscal year.

Statutory Growth Caps for School Aid and Medicaid

In FY 2012, the State enacted legislation intended to limit the year-to-year growth in the State’s two largest local assistance programs, School Aid and Medicaid.

School Aid

In FY 2012, the State enacted a School Aid growth cap that was intended to limit the growth in School Aid to the annual growth in State Personal Income, as calculated in the Personal Income Growth Index (PIGI). Beginning in FY 2021, the statutory PIGI for School Aid was amended to limit School Aid increases to no more than the average annual income growth over a ten-year period. This change reduces volatility in allowable growth and aligns the School Aid cap with the statutory Medicaid cap. Prior to FY 2021, the PIGI generally relied on a one-year change in personal income.

In FYs 2014 through 2019, the authorized School Aid increases exceeded the indexed levels. In FYs 2020 and 2021, the authorized School Aid increase was within the indexed levels. The increase in School Aid for SY 2022 of $3.0 billion (11.3 percent) is well above the indexed PIGI growth rate of 4.3 percent. This $3.0 billion increase includes a $1.4 billion increase in Foundation Aid5 as part of a three-year phase-in of the formula. In SY 2023 and SY 2024, projected School Aid growth largely reflects a three-year phase-in of full funding of Foundation Aid. In SY 2025, School Aid is projected to increase consistent with the rate allowed under the personal income growth cap.

Medicaid Global Cap

Approximately 85 percent of DOH State Funds Medicaid spending growth is subject to the Global Cap. The Global Cap is calculated using the ten-year rolling average of the medical component of the CPI and thus allows for growth attributable to increasing costs, but not increasing utilization.

The statutory provisions of the Global Cap grant the Commissioner of Health (the “Commissioner”) certain powers to limit Medicaid disbursements to the level authorized by the Global Cap and allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap for the then-current fiscal year, through actions which may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. Additional State share Medicaid spending, outside of the Global Cap, includes State costs for the takeover of Medicaid growth from local governments and reimbursement to providers for increased minimum wage costs. It should be further noted that General Fund Medicaid spending remains sensitive to revenue performance in the State’s HCRA fund that finances approximately one-quarter of DOH State-share Medicaid costs.

Since enactment of the Global Cap, subject to the management actions described below, the portion of State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, in certain fiscal years, DOH has taken management actions, including adjustments to the timing of Medicaid payments, consistent with contractual terms, to ensure compliance with the Global Cap.

Global Cap Imbalance and Medicaid Redesign Team II (MRT II) Solutions

At the close of FY 2019, DOH deferred, for three business days into FY 2020, the final cycle payment to Medicaid Managed Care Organizations, as well as other payments. The FY 2019 deferral had a State-share value of $1.7 billion and was paid from available funds in the General Fund in April 2019, consistent with contractual obligations. Absent the deferral and any other actions, Medicaid spending under the Global Cap would have exceeded the statutorily indexed rate for FY 2019 and the State would have used available General Fund resources to fund the payments in FY 2019. The deferral had no impact on provider services and the spending above the Global Cap was attributable to growth in managed care and long-term managed care enrollment and utilization costs above initial projections, as well as timing of certain savings actions and offsets not processed by the end of FY 2019.

Following the deferral of FY 2019 Medicaid payments to ensure compliance with the allowable indexed growth, DOB recognized that a structural imbalance existed within the Global Cap based on a review of price and utilization trends, and other factors. A structural imbalance in this case meant that estimated expense growth in State-share Medicaid subject to the Global Cap, absent measures to control costs, was growing faster than allowed under the Global Cap spending growth index.

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Foundation Aid is formula-based, unrestricted aid provided to school districts. It is the largest aid category within School Aid and is projected to total $19.8 billion in SY 2022. The Foundation Aid formula consists of four components: a State-specified expected expenditure per pupil to which the State and districts will contribute, a State-specified expected minimum local contribution per pupil, the number of aid-eligible pupil units in the district, and additional adjustments based on phase-in factors and minimum or maximum increases.

DOB estimated that, absent actions to control costs, State-share Medicaid spending subject to the Global Cap would have exceeded the indexed growth amount in the range of $3 billion to $4 billion annually, inclusive of the recurring $1.7 billion Managed Care payment restructuring initially executed at the end of FY 2019. In response to the estimated Global Cap imbalance, the Governor formed the MRT II as part of the FY 2021 Enacted Budget with the objective of restoring financial sustainability to the Medicaid program. The FY 2021 Enacted Budget included $2.2 billion in MRT II savings initiatives to address the Medicaid imbalance, including identifying efficiencies in the Managed Care and Managed Long-Term Care programs, as well as administrative reforms.

Over two-thirds of the $2.2 billion in savings actions have been implemented, with the remaining savings actions pending due to ongoing litigation, and Federal government approval of Federal maintenance-of-effort requirements associated with FFCRA, COVID-19 and ARP Home and Community-Based Services (HCBS) eFMAP provisions. The Updated Financial Plan assumes the remaining MRT II savings, aside from those actions limited to the maintenance of effort requirements associated with the recent Federal Public Health Emergency extension, which extends the eFMAP benefit through March 31, 2022, will be implemented in FY 2022.

The updated forecast for Medicaid spending subject to the Global Cap projects spending will exceed the cap beginning in FY 2023. The higher cost is mainly attributable to higher-than- expected utilization and spending trends. The deficits are projected at $137 million in FY 2023, $1.1 billion in FY 2024, and $1.3 billion in FY 2025. The FY 2023 Executive Budget is expected to include a plan to eliminate the projected deficits.

On August 25, 2021, Centers for Medicare & Medicaid Services (CMS) informed DOH that the State’s initial HCBS spending plan meets the requirements set forth in guidance established by CMS, and thus, the State has received partial approval. The State therefore qualifies for a temporary 10 percentage point increase to the FMAP for certain Medicaid expenditures for HCBS under Section 9817 of the ARP. The increased FMAP is available for qualifying expenditures made between April 1, 2021, and March 31, 2022. The State is working with CMS to achieve full approval of the submitted plan; however, CMS has not yet provided guidance related to the HCBS eFMAP which may restrict or delay the implementation of certain MRT II savings actions.

Public Health Insurance Programs/Public Assistance

Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns due mainly to increases in unemployment. Many people who were laid off or otherwise experienced a decrease in family income in 2020 and 2021 due to the COVID-19 pandemic became qualifying enrollees and began to participate in public health insurance programs such as Medicaid, the Essential Plan (EP), and Child Health Plus (CHP). Participants in these programs remain eligible for coverage for 12 continuous months regardless of changes in employment or income levels that may otherwise make them ineligible. Estimated costs for increased enrollment to date are budgeted in the Updated Financial Plan through FY 2023 and are expected to return to pre-pandemic levels by FY 2024.

Likewise, the rise in unemployment and decrease in family income during the pandemic have resulted in increased public assistance caseloads, particularly in New York City. In addition to existing family and safety net assistance programs, the Updated Financial Plan includes time- limited emergency rental assistance using Federal resources and a recurring State-funded rent supplement program to assist individuals and families most impacted by the pandemic. The Updated Financial Plan assumes the public assistance caseload will return to pre-pandemic levels after FY 2024.

Federal Impacts to the Financial Plan

Overview

The Federal government influences the economy and budget of New York State through grants, direct spending on its own programs such as Medicare and Social Security, and through Federal tax policy. Federal policymakers may place conditions on grants, mandate certain state actions, preempt State laws, change state and local tax (SALT) bases and taxpayer behavior through tax policies, and influence industries through regulatory action. Federal resources support vital services such as health care, education, transportation, as well as severe weather and emergency response and recovery. Any changes to Federal policy or funding levels could have a materially adverse impact on the Updated Financial Plan.

Federal funding is a significant component of New York’s budget. Roughly 40 percent of All Funds spending in FY 2022 is expected to occur in the Federal Funds category. Routine Federal aid is predominantly targeted at programs that support vulnerable populations and those living at or near the poverty level. Such programs include Medicaid, Temporary Assistance for Needy Families (TANF), Elementary and Secondary Education Act (ESEA) Title I grants, and Individuals with Disabilities Education Act (IDEA) grants. Other Federal resources are directed at infrastructure and public protection.

In response to the COVID-19 public health emergency, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets, extend aid to large and small businesses, health care providers, and individuals, and reimburse governments for the direct costs of pandemic response. The Federal government enacted several bills over a 12-month period to provide funding to assist State and local governments, schools, hospitals, transit systems, businesses, families and individuals in the COVID-19 pandemic response and recovery. The State also received additional Federal aid in the form of enhanced Unemployment Insurance funding, which is reported under Proprietary and Fiduciary Funds and is excluded from All Governmental Funds. A summary of the Federal legislation is provided later in this section.

Total Federal Funds spending for all purposes, inclusive of both capital and operating spending, is expected to total $83.7 billion in FY 2022 and includes $13.8 billion in spending related to pandemic assistance. Federal Funds spending is estimated to increase $12.1 billion over FY 2021 driven by increasing costs for health care, social welfare, education, and public protection, as well as pandemic assistance spending.

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Medicaid/Health. Funding shared by the Federal government helps support health care costs for more than seven million New Yorkers, including more than two million children. Medicaid is the single largest category of Federal funding. The Federal government also provides support for several health programs administered by DOH, including the EP, which provides health care coverage for low-income individuals who do not qualify for Medicaid or CHP.

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Social Welfare. Funding provides assistance for several programs managed by the Office of Temporary and Disability Assistance (OTDA), including TANF-funded public assistance benefits and the Flexible Fund for Family Services, Home Energy Assistance Program (HEAP), Supplemental Nutrition Assistance Program (SNAP), and Child Support. Support from the Federal government also supports programs managed by the Office of Children and Family Services (OCFS), including the Foster Care program.

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Education. Funding supports K-12 education and special education. Like Medicaid and the social welfare programs, much of Federal education funding received is directed toward vulnerable New Yorkers, such as students in schools with high poverty levels or students with disabilities.

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Public Protection. Federal funding supports various programs and operations of the State Police, the Department of Corrections and Community Supervision (DOCCS), the Office of Victim Services, the Division of Homeland Security and Emergency Services (DHSES), and the Division of Military and Naval Affairs (DMNA). Federal funds are also passed on to municipalities to support a variety of public safety programs.

•	Transportation. Federal resources support infrastructure investments in highway and transit systems throughout the State, including funding participation in ongoing transportation capital plans.

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All Other Funding. Other programs supported by Federal resources include housing, economic development, mental hygiene, parks and environmental conservation, higher education, and general government areas.

Federal Funds Spending — Pandemic Assistance

A large portion of the Federal pandemic assistance flows directly to various recipients (e.g., tax rebates to individuals, and loans or grants to large and small businesses) and is thus excluded from the State’s Updated Financial Plan. In addition, on May 18, 2021 the State received $12.75 billion in Federal aid authorized in the ARP to offset revenue loss, ensure the continuation of essential services and assistance provided by government, and assist in the public health emergency response and recovery efforts. These funds are expected to be transferred to State Funds over multiple years to support eligible uses and spending. Thus, the spending of the ARP aid to the State does not appear in Federal Funds. DOB is in the process of reviewing Treasury guidance on the permissible use of these funds.

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Education ARP Funds. The ARP granted additional education funding for the ESSER and Emergency Assistance for Nonpublic Schools (EANS) programs, as well as funding for homeless education, IDEA, library services and the arts.

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eFMAP. In response to the COVID-19 pandemic, the Federal government increased its share of Medicaid funding (eFMAP) by 6.2 percent for each calendar quarter occurring during the public health emergency. The enhanced funding began January 1, 2020 and is currently expected to continue through March 2022, providing over $3.9 billion in additional Federal resources in FY 2022 that are anticipated to reduce State and local government costs by approximately $3.2 billion and $700 million, respectively. Due to the timing of reconciliations, March FY 2022 eFMAP State and Local share offsets will be realized in FY 2023.

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HCBS eFMAP. The ARP provided a temporary 10 percentage point increase to the FMAP for certain Medicaid HCBS through March 31, 2022. CMS guidelines require the use of additional funding to supplement existing State funding, not supplant existing resources. Accordingly, the FY 2022 Enacted Budget appropriated $1.6 billion over two years for such purposes.

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CRF. Established in the CARES Act, the CRF provides funding for states and local governments to respond to the COVID-19 pandemic. The State received $5.1 billion in FY 2021 to fund eligible costs incurred through December 31, 2021. Pursuant to guidelines established by the U.S. Treasury, the State charged $2.8 billion in eligible costs to the Federal CRF as of March 31, 2021. This includes approximately $2.7 billion in payroll costs, including fringe benefits, primarily for public health and safety employees through December 31, 2020 and certain other pandemic response costs incurred by the State. DOB expects to charge additional eligible costs incurred by the State in FY 2021, as well as eligible current-year expenses for pandemic response efforts and will fully expend the CRF balance in FY 2022.

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Education Supplemental Appropriations Act. As part of the CRRSA Act, additional funding for education was provided through the ESSER Fund and the GEER Fund, including dedicated GEER funds to support pandemic-related services and assistance to nonpublic schools through the EANS program.

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Lost Wages Assistance (LWA) Program. This program provided grants to eligible claimants that were unemployed or partially unemployed due to the pandemic. This consisted of a supplemental payment of $300 per week through December 27, 2020 or when funding limits were reached, which occurred on September 6, 2020, in addition to their unemployment benefits.

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Emergency Rental Assistance Program. The CRRSA Act established the Emergency Rental Assistance program to assist households that are unable to pay rent and utilities due to the COVID-19 pandemic. The ARP provided additional funding for the program.

•	Education CARES Act Funds. Additional education support provided through the CARES Act included funding to school districts and charter schools.

•	SUNY State-Operated Campuses Federal Stimulus Spending. Funding provided through various Federal stimulus bills resulted in greater Federal spending projections for SUNY State-Operated campuses.

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FEMA Reimbursement of Eligible Pandemic Expenses. The State has applied for FEMA reimbursement for expenses incurred to date related to emergency protective measures due to the COVID-19 pandemic. The Updated Financial Plan assumes reimbursement of $600 million in FY 2022, and $200 million in each of FY 2023 and FY 2024. However, there is no assurance that FEMA will approve claims for the State to receive reimbursement in the amounts or State Fiscal Years as projected in the Updated Financial Plan.

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Coronavirus Local Fiscal Recovery Fund Non-Entitlement Pass-Through. The ARP requires states to pass-through the allocations to non-entitlement cities, towns, and villages. The State is estimated to receive up to $774 million for this purpose, which is expected to be distributed evenly in FY 2022 and FY 2023.

•	Homeowner Relief and Protection Program. This program provides services to ensure that homeowners experiencing economic hardships associated with the pandemic can stay in their homes.

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Home Energy Assistance Program. The ARP provided supplemental funding to the existing Home Energy Assistance program that helps low-income households pay the cost of heating, cooling, and weatherizing their homes.

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Federal Highway Administration (FHWA) Surface Transportation Block Grant. This emergency funding was provided under the CRRSA Act to address COVID-19 impacts related to Highway Infrastructure Programs.

Federal Coronavirus Response Legislation and Action

The Federal government enacted the following legislation in response to the ongoing COVID-19 pandemic.

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The CARES Act provides aid for Federal agencies, individuals, businesses, states, and localities, as well as $100 billion for hospitals and health care providers, to respond to the COVID-19 pandemic. Assistance to states through the CARES Act is generally restricted to specific purposes and includes the CRF ($5.1 billion State allocation) and the Education Stabilization Fund ($1.2 billion State allocation). Pursuant to U.S. Treasury eligibility guidelines, CRF funds may be used for eligible expenses incurred, including payroll expenses for public health and safety employees, through December 31, 2021.

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The ARP Act of 2021 provides aid for Federal agencies, individuals, businesses, states and localities, and others, to respond to the COVID-19 pandemic. The ARP has provided the State with $12.75 billion in general aid (“recovery aid”) and $17.2 billion in categorical aid for schools, universities, childcare, housing, and other purposes. The ARP also provides $10 billion in recovery aid to localities in New York State and an estimated $6.5 billion directly to the MTA. The State aid provided through the ARP is included in the Updated Financial Plan as a transfer of Federal aid to the General Fund. Finally, the ARP established a Capital Projects Fund to provide funding to states, territories, and Tribal governments to carry out critical capital projects directly enabling work, education, and health monitoring, including remote options, in response to the public health emergency. The State is expected to receive $345 million from the Capital Projects Fund. However, additional guidance on application and receipt of such funds has yet to be provided to eligible recipients.

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FFCRA provides aid through paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding through the emergency 6.2 percent increase to the Medicaid eFMAP during the public health emergency in response to the COVID-19 pandemic.

•	The CRRSA Act of 2021 provides funding for education, testing, tracing, vaccine distribution, unemployment assistance, small business programs, and housing.

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The Paycheck Protection Program (PPP) and Health Care Enhancement Act provides funding for small business programs, and healthcare programs, including $75 billion for hospitals, health care providers, and testing and tracing activities.

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The Coronavirus Preparedness and Response Supplemental Appropriations Act (CPRSA) of 2020 provides emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the Public Health Emergency Preparedness program, and small businesses.

In addition, the pandemic resulted in a significant increase in individuals filing for unemployment benefits. Such benefits are paid from the Unemployment Insurance (UI) Trust Fund, which is supported by employer contributions. In the event that there are insufficient resources in the UI Trust Fund to pay benefits, as became the case starting in May 2020, the UI Trust Fund may borrow from the Federal government for this purpose. As of September 30, 2021, the UI Trust Fund’s Federal loan balance for the State was approximately $9 billion. The balance in the UI Trust Fund is expected to be repaid by employers through UI contribution rates.

Federal Infrastructure Investment and Jobs Act

In November 2021, Congress passed, and the President has signed, the $1.2 trillion Infrastructure Investment and Jobs Act, including approximately $550 billion in new spending on transportation, water and energy, broadband and natural resources.

Federal Risks

The amount and composition of Federal funds received by the State have changed over time because of legislative and regulatory actions at the Federal level and will likely continue to change over the Financial Plan period. The Updated Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. Any reductions in Federal aid could have a materially adverse impact on the Updated Financial Plan. Notable areas with potential for change include health care and human services.

The State has submitted subsequent waiver extension requests to continue its Medicaid Redesign and healthcare delivery system transformation efforts. The CMS has approved, through at least March 31, 2022, a 1115 Medicaid waiver extension that preserves the State’s Medicaid Managed Care Programs, Children’s HCBS, and self-direction of personal care services. Subsequently, on August 24, 2021, DOH submitted a 1115 waiver amendment concept paper to CMS. This concept paper proposes a framework for $17 billion in Federal funding over five years to invest in an array of multi-faceted and related initiatives that would change the way the Medicaid program integrates and pays for social care and health care in the State. This comprehensive initiative, if accepted by CMS as proposed, would also lay the groundwork for reducing long standing racial, disability- related, and socioeconomic health care disparities, increasing health equity through measurable improvement of clinical outcomes and keeping overall Medicaid program expenditures budget neutral to the Federal government.

The concept paper is non-binding and does not represent an official waiver submission but is a required step of the waiver approval process. CMS will review the concept paper and provide DOH with guidance or recommendations for modifications prior to the formal waiver amendment submission. This step is necessary to ensure the State’s waiver request will align with Federal objectives and requirements. New feedback or guidance from CMS will be reflected in future Financial Plan updates.

Federal Debt Limit

The Bipartisan Budget Act of 2019 (BBA 19) suspended the Federal debt limit through July 31, 2021. The Treasury Department then operated under the use of extraordinary measures through October 14, 2021, when legislation increasing the debt limit by $480 billion was signed into law. Under this latest increase in the debt limit, the Federal government is expected to be able to operate until early December 2021. Congress would need to act to increase or suspend the debt limit before then to avoid delaying payments and/or defaulting on debt obligations.

A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Updated Financial Plan resulting from a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.

A payment default by the Federal government may also adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State and its public authorities, could be adversely affected.

Federal Tax Law Changes

The Tax Cuts and Jobs Act of 2017 (TCJA) made major changes to the Federal Internal Revenue Code, most of which were effective in tax year 2018. The TCJA made extensive changes to Federal personal income taxes, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system. Changes to the Federal tax code have significant flow-through effects on State tax burdens and concomitantly State tax receipts. One key impact of the TCJA on New York State taxpayers is the $10,000 limit on the deductibility of SALT payments, which represents a large increase in the State’s effective tax rate relative to historical experience and may adversely affect New York State’s economic competitiveness.

Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in New York State and elsewhere, of which the SALT deduction limit is the most significant. A loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State’s businesses which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

The TCJA changes may intensify migration pressures and the drag on the value of home prices, thereby posing risks to the State’s tax base and current Updated Financial Plan projections.

State Response to Federal Tax Law Changes

Pass-Through Entity Tax (PTET). As part of the State’s continuing response to Federal tax law changes and in connection with the Enacted Budget, the State Legislature enacted an optional PTET on the New York-sourced income of partnerships and S corporations. Qualifying entities that elect to pay PTET will pay a tax of up to 10.9 percent on their taxable income at the partnership or corporation level, and their individual partners, members and shareholders will receive a refundable tax credit equal to the proportionate or pro rata share of taxes paid by the electing entity. Additionally, the program includes a resident tax credit that allows for reciprocity with other states that have implemented substantially similar taxes, which currently include Connecticut and New Jersey.

DOB expects that the PTET will be revenue-neutral for the State, although PIT receipts would decrease to the extent that qualifying entities elect to pay PTET. The Updated Financial Plan does not currently include an estimate for PTET receipts or the corresponding decrease in PIT receipts as the provision is effective for tax years beginning on or after January 1, 2021 and the opt-in rates for electing entities will not be known until late 2021. DOB expects to include estimates as opt-in rates and other information become known.

The U.S. Treasury Department and the Internal Revenue Service (IRS) have determined that State and local income taxes imposed on and paid by a partnership or an S corporation on its income, such as the PTET, are allowable as a Federal deduction to taxable income. In November 2020, the IRS released Notice 2020-75, which announced that the Treasury and IRS intend to issue clarifying regulations with respect to such pass-through taxes. The IRS has not yet issued such proposed regulations.

Employer Compensation Expense Program (ECEP) / Charitable Gifts Trust Fund. Other State tax reforms enacted in tax year 2018 to mitigate issues arising from the TCJA included decoupling many State tax provisions from the Federal changes, creation of an optional payroll tax program (ECEP), and establishment of a new State Charitable Gifts Trust Fund.

The ECEP authorizes electing employers to be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, which was phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in tax year 2019, 3 percent in tax year 2020, and 5 percent in tax year 2021. Employers must elect to participate in the ECEP for the upcoming tax year by December 1 of the preceding calendar year. For tax year 2019, 262 employers elected to participate in the ECEP and remitted $1.5 million. The number of participating employers increased to 299 for tax year 2020 and to 328 for tax year 2021.

The ECEP is intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business. The ECEP is expected to be State revenue-neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue.

The Charitable Gifts Trust Fund was established in tax year 2018 to accept gifts for the purposes of funding health care and education in New York State. Taxpayers who itemize deductions were able to claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer who donates may also claim a State tax credit equal to 85 percent of the donation amount for the tax year after the donation is made.6 However, after enactment of this program, the IRS issued regulations that impaired the ability of taxpayers to deduct donations to the Charitable Gifts Trust Fund from Federal taxable income while receiving State tax credits for such donations.

Through FY 2021, the State received $93 million in charitable gifts deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). Charitable Gifts to date have been appropriated and used for the authorized purposes.

As part of State tax reforms enacted in 2018, taxpayers may claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 tax years, if the underpayments arise from reliance on the 2018 amendments to State Tax Law. To receive reimbursement, taxpayers are required to submit their reimbursement claims to the Department of Taxation and Finance (DTF) within 60 days of making an interest payment to the IRS. To date, the State has not received any claims for reimbursement of interest on underpayments of Federal tax liability.

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SUNY Research Foundation, CUNY Research Foundation, and Health Research, Inc. (HRI) can each accept up to $10 million in charitable gifts on an annual basis. State PIT receipts will also be reduced by the State tax deduction and 85 percent credit for these donations.

The Updated Financial Plan does not include any estimate of the magnitude of the possible interest expense to the State. Any such interest expense would depend on several factors including the rate of participation in the ECEP; magnitude of donations to the Charitable Gifts Trust Fund; amount of time between the due date of the Federal return and the date any IRS underpayment determination is issued; Federal interest rate applied; aggregate amount of Federal tax underpayments attributable to reliance on the 2018 amendments to State Tax Law; and frequency at which taxpayers submit timely reimbursement claims to the State.

Litigation Challenging TCJA Provisions. On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit to protect New York taxpayers from the Federal limit on the SALT deduction. On September 30, 2019, the U.S. District Court for the Southern District of New York found that the states failed to allege a valid legal claim that the SALT limit unconstitutionally encroaches on states’ sovereign authority to determine their own taxation and fiscal policies. The State, in conjunction with Connecticut, Maryland, and New Jersey, filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit, and on October 5, 2021, the Second Circuit affirmed the district court’s ruling.

On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that provided final rules and additional guidance with respect to the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a State or local tax credit for such charitable contributions. These regulations require a taxpayer to reduce the Federal charitable contribution deduction by the amount of any State tax credit received due to such charitable contribution. This rule does not apply if the value of the State tax credit does not exceed 15 percent of the charitable contribution. Regulations were made retroactive to August 27, 2018 (the date on which the U.S. Treasury Department and IRS first published proposed regulatory changes).

On July 17, 2019, New York State, joined by Connecticut and New Jersey, filed a Federal lawsuit in the United States District Court for the Southern District of New York challenging these charitable contribution regulations. Among other things, the lawsuit seeks to restore the full Federal income tax deduction for charitable contributions, regardless of the amount of any State tax credit provided to taxpayers as a result of contributions made to the Charitable Gifts Trust Fund, in accordance with precedent since 1917. The Federal defendants moved to dismiss the complaint, or alternatively for summary judgment, on December 23, 2019. The states responded and filed their own motion for summary judgment on February 28, 2020. Briefing on the motions was completed in July 2020. The district court denied the states’ request for oral argument on March 16, 2021, but a decision on the outstanding motions to dismiss, and cross-motions for summary judgment, remains pending.

Climate Change Adaptation

Overview

Climate change poses significant long-term threats to physical, biological, and economic systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, increased coastal flooding and related erosion hazards, intensifying storms, and more extreme heat. The potential effects of climate change could adversely impact the Updated Financial Plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investments by the Federal government, State, municipalities, and public utilities are expected to be needed to adapt existing infrastructure to climate change risks.

In August 2021, the Intergovernmental Panel on Climate Change of the United Nations (IPCC) reported that 1.5°C of warming is likely to occur by 2040 under all emissions scenarios considered and that the 1.5°C benchmark will be exceeded by 2100 unless deep reductions in greenhouse gas emissions occur in the coming decades. Human-induced climate change is already affecting many weather extremes in every region across the globe. Further warming to 1.5°C is expected to increase the risk of adverse outcomes, including extreme weather events and coastal flooding. The risk of severe impacts increases further at higher temperatures.

Consequences of Climate Change

Storms affecting the State, including Hurricane Ida (September 2021), Superstorm Sandy (October 2012), Tropical Storm Lee (September 2011), and Hurricane Irene (August 2011), have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather driven events, including coastal flooding caused by storm surges and flash floods from rainfall.

The State continues to recover from damage sustained during these powerful storms. Hurricane Irene disrupted power and caused extensive flooding in various counties. Tropical Storm Lee caused flooding in additional counties and, in some cases, exacerbated damage caused by Hurricane Irene two weeks earlier. Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. Hurricane Ida caused severe flooding in the New York metropolitan area. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal funds. In January 2013, the Federal government approved approximately $60 billion in nationwide Federal disaster aid in response to Superstorm Sandy for general recovery, rebuilding, and mitigation activity in New York and other states. The State and its localities have committed $28.9 billion to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks.

Key financial market participants are acknowledging climate change risks. In February 2021, the Federal Reserve Board created a new Supervision Climate Committee within its Supervision and Regulation Division to better understand the potential implications of climate change for financial institutions, infrastructure, and markets. Rating agencies are incorporating Environmental, Social, and Governance (ESG) factors into credit ratings for the State and other issuers. In November 2017, Moody’s Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody’s report identified rising sea levels and their effect on coastal infrastructure as the primary climate risks for the northeastern United States, including New York State. These risks are heightened by population and critical infrastructure concentration in coastal counties. In June 2021, Moody’s assigned New York State an environmental issuer profile score of E-3 (moderately negative), below the nationwide median score of E-2 (neutral to low). The E-3 score reflected Moody’s assessment that the State faces moderately negative exposure to physical climate risks, especially hurricanes and sea level rise, which could cause significant economic disruption and pose risks to the State’s economy and tax base. Climate change risks increasingly fall within the maximum maturity term of current outstanding bonds of the State, its public authorities, and municipalities. State bonds may generally be issued with a term of up to 30 years under State statute.

State Response to Climate Change

The State is participating in efforts to reduce greenhouse gas emissions to mitigate the risk of severe impacts from climate change. The State’s Climate Leadership and Community Protection Act of 2019 (CLCPA) set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions to 40 percent below the 1990 level by 2030, and 85 percent below the 1990 level by 2050. In support of this commitment, a new law was passed in 2021 requiring new off-road vehicles and equipment sold in New York to be zero-emissions by 2035, and new medium- duty and heavy-duty vehicles by 2045. The law also requires the development of a zero-emissions vehicle development strategy by 2023, which will be led by the New York State Energy Research and Development Authority to expedite the implementation of the State policies and programs necessary to achieve the law’s new goals. The CLCPA also requires the Department of Environmental Conservation (DEC) to issue a sector-specific report on emissions by the end of 2021 and develop rules and regulations for greenhouse gas limits by the end of 2023, including legally enforceable emissions limits and performance standards. As part of this target, the State plans to generate a minimum of 70 percent of electricity from renewable sources by 2030 and to fully transition its electricity sector away from carbon emissions by 2040. The CLCPA requires the New York Public Service Commission (PSC), which regulates public utilities, to establish a program to transition the energy sector on this timeline. Accordingly, the PSC adopted an order in October 2020 amending the Clean Energy Standard to reflect CLCPA targets. The State is a member of the Regional Greenhouse Gas Initiative (RGGI) and has used a cap-and-trade mechanism to regulate carbon dioxide emissions from electric power plants operating within the State since 2008.

Extraordinary Monetary Settlements

Beginning in FY 2015, the State began receiving Extraordinary Monetary Settlements for violations of State laws by major financial institutions and other entities. The State separately tracks these one-time resources and uses them for non-recurring expenditures. Effective April 1, 2019, DOB no longer classifies or distinctly identifies any settlement receipt less than $25 million as an Extraordinary Monetary Settlement. Settlement receipts below the threshold are deposited to the General Fund and utilized for general operations consistent with past practice prior to the extraordinary levels that began in FY 2015. Extraordinary Monetary Settlements also do not refer to the opioid settlement funds discussed under the following heading.

Opioid Settlement Fund

The Attorney General (AG) and/or the Department of Financial Services (DFS) reached significant opioid related settlements with several corporations for their roles in helping fuel the opioid epidemic.

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Johnson & Johnson (J&J), the parent company of Janssen Pharmaceuticals, Inc., is expected to pay the State and its subdivisions up to $230 million. The settlement established a multi-year payout structure of up to ten years commencing in 2021; however, with newly adopted Opioid Settlement Fund legislation, the State would be eligible for some incentive payments.

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The owners of Purdue Pharma, the Sackler family, will pay the State and its subdivisions at least $200 million as part of a $4.5 billion bankruptcy plan over a nine-year period commencing in 2022. The settlement between the State and Purdue Pharma shuts down Purdue Pharma, prevents the Sackler family from participating in the opioids business prospectively, and establishes a substantial document repository of 30 million plus documents.

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Drug distributors McKesson Corporation, Cardinal Health Inc., and Amerisource Bergen Drug Corporation will pay the State and its subdivisions up to $1.0 billion over 18 years and develop a monitoring mechanism to collect and analyze opioid drug distribution. Settlement payments are expected to start before the end of 2021 and continue over the next 17 years.

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Drug manufacturer Endo Health Solutions (Endo) settled for $50 million with New York State (AG only) and the counties of Nassau and Suffolk, divided $22.3 million to the State and $27.7 million split evenly between Nassau and Suffolk Counties. Of the portion payable to the State, $11.96 million will be distributed to subdivisions (excluding Nassau and Suffolk) and $10.34 million will be deposited to the newly created New York State Opioid Settlement Fund (Opioid Settlement Fund). Additionally, if Endo files for bankruptcy or a global settlement is reached between the company and a larger group of plaintiffs, neither the State nor Nassau or Suffolk Counties will be precluded from receiving any appropriate share they would be entitled to under such a bankruptcy or global settlement.

The Financial Plan will be updated pending confirmation on the timing and value of the settlements the State will receive. At this time, DOB expects that the State’s share of the resources will be deposited into the Opioid Settlement Fund. Pursuant to Chapter 190 of the Laws of 2021, the Opioid Settlement Fund will consist of funds received by the State as the result of a settlement or judgment against opioid manufacturers, distributors, dispensers, consultants or resellers. Money within the Opioid Settlement Fund will be used to supplement funding for substance use disorder prevention, treatment, recovery, and harm reduction services or programs. Money in the Opioid Settlement Fund must be kept separate and not commingled with any other funds and may only be expended following an appropriation by the legislature and consistent with Chapter 190 and the terms of any applicable statewide opioid settlement agreement.

Current Labor Negotiations and Agreements (Current Contract Period)

The State reached an agreement with PEF in May of 2021, which was ratified by the membership on July 27, 2021. The agreement provides for retroactive 2 percent base salary increases for Fiscal Years 2020, 2021 and 2022, and a 2 percent base salary increase for FY 2023.

The State continues to negotiate with the unions whose contracts have expired, including the Civil Service Employees Association (CSEA), DC-37 (Local 1359 Rent Regulation Service Employees), the Council-82 Security Supervisors Unit and the Police Benevolent Association of New York State (PBANYS). Once agreements are finalized, any additional spending will be reflected in future Financial Plan updates. In the past, agencies have been required to fund general salary increases within existing budgets through efficiencies and other savings initiatives.

The Judiciary’s contracts with all 12 unions represented within its workforce have expired. This includes contracts with the CSEA, the New York State Supreme Court Officers Association, the New York State Court Officers Association, and the Court Clerks Association, and eight other unions.

State Government Employment.

As of March 31, 2021, the State had approximately 175,600 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is now substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. The State workforce is projected to total 177,585 positions at the end of FY 2022. The State workforce subject to direct Executive control is expected to total 112,740 full time equivalent positions at the end of FY 2022.

State Retirement System.

The State Retirement System (System) provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate public retirement systems). State employees made up about 32 percent of the System’s membership as of March 31, 2020. There were 2,962 public employers participating in the System, including the State, all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.

As of March 31, 2020, 673,336 persons were members of the System and 487,407 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”

The State Comptroller is the administrative head of New York State and Local Retirement System (NYSLRS) and the trustee and custodian of the Common Retirement Fund , a trust created pursuant to the Retirement and Social Security Law (RSSL) to hold the System’s assets and, as such, is responsible for investing the assets of the System.

Pension Contributions

The State makes annual contributions to the NYSLRS for employees in the New York State and Local Employees’ Retirement System (ERS) and the New York State and Local Police and Fire Retirement System (PFRS). This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs.7 All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could adversely and materially affect these projections.

Section 11 of the New York State Retirement and Social Security Law (RSSL) directs the actuary for NYSLRS to provide a report on the Systems’ experience and to propose assumptions and methods for the actuarial valuations every five years. Pension estimates are based on the report issued in August 2020. The report did not recommend significant changes due to the economic uncertainty surrounding the COVID-19 pandemic.

For FY 2022, the economic assumptions for NYSLRS remain unchanged, including inflation (2.5 percent), COLA (1.5 percent), investment return (6.8 percent), salary scale (4.5 percent for ERS and 5.7 percent for PFRS), and asset valuation method (five-year level smoothing of gains or losses above or below the assumed return applied to all assets and cash flows). However, demographic assumptions were updated to include pension mortality (Gender/Collar specific tables based upon FY 2016-2020 experience with Society of Actuaries Scale MP-2019 loading for mortality improvement) and active member decrements (based upon FY 2016-2020 experience). The impact of the updated demographic assumptions and a valuation date during a bear market is an increase in the average employer contribution rates for ERS (2020 - 16.2 percent) and PFRS (2020 - 28.3 percent). The percentage increases are 11 percent higher in ERS and 16 percent higher in PFRS than the previous fiscal year’s rates.

The Updated Financial Plan reflects a FY 2022 ERS/PFRS pension expense of $2.2 billion based on the February 2021 estimate provided by the State Comptroller. The estimate reflects a negative 2.68 percent return in the Common Retirement Fund in FY 2020 that is partially offset by the lower cost of Tier 6 entrants and the use of a new mortality improvement scale. The estimate also reflects the payoff of all prior year amortization balances for ERS (Non-Judiciary) and PFRS in March 2021, which reduces the FY 2022 costs by $335 million from prior estimates. The total payoff of outstanding prior-year amortization balances was $918 million, resulting in interest savings of roughly $65 million over the Financial Plan period.

The Office of the State Comptroller (OSC) does not forecast pension liability estimates for the later years of the Financial Plan. Thus, estimates for FY 2023 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a lower rate of return compared to the current assumed rate of return by NYSLRS.

[7]

The State’s aggregate pension costs also include State employees in the Teachers’ Retirement System (TRS) for both the SUNY and the State Education Department (SED), the Optional Retirement Program (ORP) for both SUNY and SED, and the New York State Voluntary Defined Contribution Plan (VDC).

The pension liability also reflects changes to military service credit provisions found in Section 1000 of the RSSL enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (a) were honorably discharged, (b) have achieved five years of credited service in a public retirement system, and (c) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in the ERS are incurred at the time each member purchases credit, as documented by OSC at the end of each calendar year. Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments, with the option to amortize these costs. ERS costs are estimated to be $25 million in FY 2022 and $15 million annually in the outyears. Costs for employees in PFRS are distributed across PFRS employers and billed on a two- year lag (e.g., FY 2017 costs were first billed in FY 2019).

Pension Amortization

Under legislation enacted in August 2010, the State and local governments may amortize (defer paying) a portion of their annual pension costs. Amortization temporarily reduces the pension costs that must be paid by public employers in a given fiscal year but results in higher costs overall when repaid with interest.

The full amount of each amortization must be repaid within ten years at a fixed interest rate determined by OSC. The State and local governments are required to begin repayment on new amortizations in the fiscal year immediately following the year in which the amortization was initiated.

The portion of an employer’s annual pension costs that may be amortized is determined by comparing the employer’s amortization-eligible contributions as a percentage of employee salaries (i.e., the normal rate) to a system-wide amortization threshold (i.e., the graded rate). Graded rates are determined for ERS and PFRS according to a statutory formula, and generally move toward their system’s average normal rate by up to one percentage point per year. When an employer’s normal rate is greater than the system-wide graded rate, the employer can elect to amortize the difference. However, when the normal rate of an employer that previously amortized is less than the system-wide graded rate, the employer is required to pay the graded rate. Additional contributions are first used to pay off existing amortizations and are then deposited into a reserve account to offset future increases in contribution rates. Chapter 48 of the Laws of 2017 changed the graded rate computation to provide an employer-specific graded rate based on the employer’s own tier and plan demographics.

Neither the State nor the Judiciary have amortized pension costs since FY 2016. As of year-end FY 2021, the State paid the pension amortization liability in full. The Judiciary paid its pension amortization liability in full in October 2021.

Social Security

The CARES Act allowed employers, including the State, to defer the deposit and payment of the employer’s share of Social Security taxes through December 2020, and for the deferral to be repaid, interest free, in two equal installments in December 2021 and December 2022. The Executive and the Judiciary deferred $556 million and $69 million, respectively, in 2020. The Executive’s deferments are scheduled to be repaid in December 2021 and 2022. The Judiciary’s deferments were repaid in full in June 2021. The Updated Financial Plan includes the repayments of these deferred social security taxes.

Other Post-Employment Benefits (OPEB)

State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either the New York State Health Insurance Program (NYSHIP) or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a PAYGO basis as required by law.

The State Comptroller adopted Governmental Accounting Standards Board (GASB) Statement (GASBS) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for the State’s Basic Financial Statements for FY 2019. GASBS 75, which replaces GASBS 45 and GASBS 57, addresses accounting and financial reporting for OPEB that is provided to the employees of state and local governmental employers. GASBS 75 establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, GASBS 75 now requires that the full liability be recognized.

The State’s total OPEB liability equals the employer’s share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represents the net OPEB obligation.

As reported in the State’s Basic Financial Statements for FY 2021, the total ending OPEB liability for FY 2021 was $75.8 billion ($60.3 billion for the State and $15.5 billion for SUNY). The total OPEB liability as of March 31, 2021 was measured as of March 31, 2020 and was determined using an actuarial valuation as of April 1, 2019, with update procedures used to roll forward the total OPEB liability to March 2020. The total beginning OPEB liability for FY 2021 was $63.9 billion ($51.1 billion for the State and $12.8 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate on March 31 (3.79 percent in FY 2020 and 2.84 percent in FY 2021). The total OPEB liability increased by $11.9 billion (18.6 percent) during FY 2021 primarily due to the reduction in the discount rate and updated medical trend assumptions based on current anticipation of future costs, and projected claim costs were updated based on the recent claims experience for the Preferred Provider Organization (PPO) plan and premium rates for the Health Maintenance Organization (HMO) plan.

The contribution requirements of NYSHIP members and the State are established by, and may be amended by, the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

In FY 2018, the State created a Retiree Health Benefit Trust Fund (the “Trust Fund”), a qualified trust under GASBS 75 that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. The State may deposit into the Trust Fund, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability. The FY 2022 Updated Financial Plan includes planned deposits of $320 million in both FY 2022 and FY 2023 and $375 million in FY 2024 and FY 2025, fiscal conditions permitting. These would be the first deposits to the Trust Fund.

GASBS 75 is not expected to alter the Updated Financial Plan cash PAYGO projections for health insurance costs. DOB’s methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.

Litigation

Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still adversely affect the Updated Financial Plan.

Cybersecurity

New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its authorities, agencies and public benefit corporations, as well as its political subdivisions (including counties, cities, towns, villages and school districts) face multiple cyber threats involving, among others, hacking, viruses, malware and other electronic attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In addition, the tactics used in malicious attacks to obtain unauthorized access to digital networks and systems change frequently and are often not recognized until launched against a target. Accordingly, the State may be unable to fully anticipate these techniques or implement adequate preventative measures.

To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber- attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (CISO) within the State’s Office of Information Technology Services (ITS) maintains comprehensive policies and standards, programs, and services relating to the security of State government networks, and annually assesses the maturity of State agencies’ cyber posture through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which provides a security operations center, digital forensics capabilities, and cyber incident reporting and response. CISO distributes real-time advisories and alerts, provides managed security services, and implements statewide information, security awareness and training.

Occasionally, intrusions into State digital systems have been detected but they have generally been contained. While cybersecurity procedures and controls are routinely reviewed and tested, there can be no assurance that such security and operational control measures will be completely successful at guarding against future cyber threats and attacks. The results of any successful attacks could adversely impact business operations and/or damage State digital networks and systems, or State and local infrastructure, and the costs of remediation could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by DFS are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate a CISO with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any substantial part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities

The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State’s Updated Financial Plan projections. The wide-ranging economic, health, and social disruptions caused by COVID-19 have adversely affected the City of New York and surrounding localities. Localities outside New York City, including cities and counties, have also experienced financial problems, and have been allocated additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to aid distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

Metropolitan Transportation Authority

The MTA operates public transportation in the New York City metropolitan area, including subways, buses, commuter rail, and tolled vehicle crossings. The services provided by MTA and its operating agencies are integral to the economy of New York City and the surrounding metropolitan region, as well as to the economy of the State. MTA operations are funded mainly from fare and toll revenue, dedicated taxes, and subsidies from the State and New York City.

MTA Capital Plans also rely on significant direct contributions from the State and New York City. The State is directly contributing $9.1 billion to the MTA’s 2015-19 Capital Plan and $3 billion to the MTA’s 2020-24 Capital Plan. These State commitment levels represent substantial increases from the funding levels for prior MTA Capital Plans (2010-2014: $770 million; 2005-2009: $1.45 billion). In addition, a substantial amount of new funding to the MTA was authorized in the FY 2020 Enacted Budget as part of a comprehensive reform plan expected to generate an estimated $25 billion in financing for the MTA’s 2020-2024 Capital Plan.

The pandemic caused severe declines in MTA ridership and traffic in 2020, and ridership remains significantly below pre-pandemic levels. To offset operating losses to MTA’s Financial Plan from the estimated fare, toll, and dedicated revenue loss attributable to COVID-19, the MTA received significant Federal operating aid from the CARES Act ($4 billion), and expects to receive significant Federal operating aid from the CRRSA Act (estimated $4 billion) and the ARP (estimated $6.5 billion). The MTA also borrowed $2.9 billion through the Federal Reserve’s Municipal Liquidity Facility (MLF).

If financial impacts of the COVID-19 pandemic on the MTA’s operating budget extend after the Federal funds are fully spent, and without additional Federal aid, the MTA may need to consider additional actions to balance its future budgets. If additional resources are provided by the State, either through additional subsidies or new revenues, it could have a material and adverse impact on the State’s Updated Financial Plan.

The State has taken action to address MTA financing issues that arose during the pandemic. Specifically, the pandemic adversely affected credit ratings on MTA Transportation Revenue Bonds, MTA’s primary credit program, which increased the cost of borrowing for the MTA. As a result, the State has issued PIT revenue bonds since the start of FY 2021 to fund $3.6 billion of the State’s portion of the MTA’s 2015-19 Capital Plan. Previously, the Financial Plan assumed that the projects would be bonded by the MTA but funded by the State through additional operating aid to the MTA. The Updated Financial Plan now assumes the State will fund its direct contributions to the MTA 2015-19 and 2020-24 Capital Plans through PIT and Sales Tax revenue bonds.

Bond Market and Credit Ratings

Successful implementation of the Updated Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or STIP, which it then reimburses with proceeds from the sale of bonds. An inability of the State to sell bonds or notes at the level or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its Capital Plan. The success of projected public sales of municipal bonds is subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. The outbreak of COVID-19 in the United States temporarily disrupted the municipal bond market in 2020. In addition, future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, may affect the market for outstanding State-supported and State-related debt.

The major rating agencies — Fitch, Kroll, Moody’s, and S&P Global Ratings — have assigned the State general credit ratings of AA+, AA+, Aa2, and AA+, respectively. The rating agencies have started to recognize the State’s economic recovery from the COVID-19 pandemic, which affected the State’s credit outlook. On June 11, 2021, both Fitch and S&P changed the State’s credit outlook from “negative” to “stable”, based on the State’s fiscal and economic progress and receipt of substantial ARP Federal aid. On December 20, 2020, Kroll reaffirmed the State’s AA+ rating with a stable outlook, stating that “the breadth and diversity of New York’s economic resource base is expected to provide a solid framework for revenue recovery in the post-pandemic environment.” On October 1, 2020, Moody’s downgraded the State’s credit rating from Aa1 to Aa2, citing the lasting economic consequences of the pandemic on the State, New York City, and the MTA. On June 24, 2021, Moody’s changed the State’s credit outlook from “stable” to “positive” due to the improvement of State resources, which includes Federal aid.

Debt Reform Act Limit

The Debt Reform Act of 2000 (Debt Reform Act) restricts the issuance of State-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State- supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to State- supported debt issued after April 1, 2000. DOB, as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period (FY 2021).

The statute requires that limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior fiscal year are below the caps at that time, State-supported debt may continue to be issued. However, if either the debt outstanding or debt service caps are met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and the debt is found to be within the applicable limitations.

For FY 2021, the cumulative debt outstanding and debt service caps are 4 and 5 percent, respectively. Actual levels of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2021, the State has issued new debt resulting in $46.7 billion of debt outstanding applicable to the debt reform cap. This is about $11.0 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $5.1 billion in FY 2021, or roughly $4.5 billion below the statutory debt service limitation.

State legislation enacted in connection with the FY 2021 and FY 2022 Enacted Budgets suspended certain provisions of the Debt Reform Act as part of the State response to the COVID-19 pandemic. Accordingly, any State-supported debt issued in FY 2021 and FY 2022 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. In addition, FY 2022 issuances undertaken by the State for MTA capital projects may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and it is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA.

Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act in part reflecting the statutory suspension of the debt caps during FY 2021 and FY 2022.

Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to fluctuate from $11.0 billion in FY 2021 to a low point of $2.4 billion in FY 2026. This calculation excludes all State-supported debt issuances in FY 2021 and FY 2022 but includes the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2022. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap is projected at $4.8 billion in FY 2022, or roughly $6.2 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”). The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by non-residents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency.

Changes in the State’s available debt capacity reflect personal income forecast adjustments, debt amortizations, and bond sale results. The debt capacity reflects the suspension of the Debt Reform Act for FY 2021 and FY 2022 issuances in response to the COVID-19 pandemic, as discussed previously. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program

Under the Secured Hospital Program, the State entered service contracts to enable certain not-for- profit hospitals in financial distress to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. In the event of hospital revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by the Dormitory Authority of the State of New York (DASNY) through the Secured Hospital Program. The State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014, and the State paid a total of $184 million for debt service costs on Secured Hospital bonds from FY 2014 to FY 2022. As part of the FY 2022 Enacted Budget, legislation authorized the State to issue PIT or Sales Tax Revenue Bonds for the purpose of refunding bonds issued under the Secured Hospital Program and, on June 23, 2021, PIT Revenue Bonds were issued to refund all of the outstanding Secured Hospital bonds. The State expects to pay $101 million of debt service under the PIT Revenue Bond program related to the refinancing of such Secured Hospital bonds.

The U.S. and Global Economy

The International Monetary Fund (IMF) revised its global economic outlook upward for 2021 and 2022 in its April 2021 report, compared to the January 2021 outlook. The upward revision reflects additional fiscal support in a few large economies and growing vaccine coverage worldwide. However, new viral mutations and the accumulating human and economic toll keep global prospects highly uncertain one year after the onset of the pandemic. There is still considerable downside risk to international trade, particularly among those sectors hit hardest by the COVID-19 pandemic.

The third estimate of U.S. real GDP for the fourth quarter of 2020 concluded an unprecedented year in U.S. economic history. Real GDP plummeted 31.4 percent in the second quarter of 2020 after a decline of 5.0 percent in the first quarter. It reached a trough in April 2020 and then surged a record-breaking 33.4 percent in the third quarter. After growing another 4.3 percent in the fourth quarter of 2020, the level of real GDP was 2.4 percent below its peak level reached in the fourth quarter of 2019. Overall, real GDP growth for 2020 fell 3.5 percent, the weakest annual growth rate since 1946.

Coming into 2021, the $600 stimulus checks sent out in January (as a part of the Consolidated Appropriation Act of 2021 enacted at the end of 2020) provided the second round of income support as the first round from the Coronavirus Aid, Relief, and Economic Security (CARES) Act dissipated. Consumer spending in January 2021 showed an immediate lift as a result. In March 2021, the $1.9 trillion American Rescue Plan (ARP) was signed into law, leading to a larger boost in the U.S. economic outlook.

U.S. Economic Forecast

The nation has experienced a faster-than-expected vaccine rollout, a broader reopening of the economy, and a new round of fiscal stimulus under the ARP Act. As a result, the U.S. economy is projected to recover rapidly over the next couple of years. The Bureau of Economic Analysis (BEA) estimates that real GDP increased at an annual rate of 6.4 percent in the first quarter of 2021, accelerating from a growth of 4.3 percent in the fourth quarter of 2020. Real GDP growth for 2021 is projected at 6.0 percent. The real GDP level is expected to recover to its previous peak (reached in the fourth quarter of 2019) by the second quarter of

2021. Real GDP growth for 2022 is projected at 4.1 percent. The real GDP for 2021 is expected to be fueled by consumer demand and government spending thanks to the ARP Act. Such robust demand growth will, in turn, drive up business investment in 2022. As other countries gradually weather the pandemic and international tourism starts to recover in 2022, exports are also expected to catch up.

Nonfarm payroll employment rose robustly in March 2021 after stalling at the end of 2020. In April 2021, monthly job gains slowed to 266,000 from 770,000 in March 2021, indicating that the pandemic’s damaging effects on the labor market are still widespread. The payroll count in April 2021 was 8.2 million below its previous peak in February 2020. Aided by a further reopening of service sectors and an easing of temporary supply shortages, total nonfarm employment is now projected to grow by 3.2 percent for 2021. With an additional 3.2 percent growth projected for 2022, total nonfarm employment is expected to reach a full recovery by the second half of 2022.

The civilian unemployment rate decreased to 6.0 percent in March 2021 and edged up to 6.1 percent in April 2021 with an increase in the labor force. This rate is down considerably from its peak of 14.8 percent in April 2020 and is projected to continue edging lower, reaching an estimated 4.7 percent in the fourth quarter of 2021 and 4.3 percent in the fourth quarter of 2022. According to the index of weekly payrolls of private employment for March and April 2021, wage growth is picking up rapidly. Therefore, the growth in wages and salaries for 2021 is forecast at 7.0 percent. Personal income growth in 2021 is expected to increase because of the third round of stimulus checks and the extended unemployment insurance benefits included in the ARP. These provisions, amongst others, are expected to boost non-wage income components.

Consumer prices in both goods and services have been pushed higher since February 2021 due to rebounding energy prices, supply chain disruptions, and the reopening of service sectors. The headline CPI inflation rose to 3.7 percent at an annual rate in the first quarter of 2021. Such upward price pressure is expected to continue into the second quarter of 2021, as those sectors hit hardest by the pandemic continue to recover, and the stimulus checks continue to boost demand. As a result, CPI inflation is forecast at 2.8 percent in 2021, while CPI inflation for 2022 is forecast to remain at 2.3 percent. However, these inflationary pressures are considered transitory, and thus the Federal Reserve Bank is not likely to raise its target rate before 2023.

The ARP provided a third round of stimulus payments, up to $1,400 for adults and any dependent. Given that most stimulus payments were distributed in March 2021, real consumption growth for March shot up once again. This spike was larger than January’s because the rapid vaccine rollout also enabled many states to relax containment measures. After a surge in the first quarter of 2021, personal income is projected to fall back as the disbursement of COVID-19 relief payments from the two most recent fiscal stimulus bills concludes. But consumption is expected to remain strong as households continue to feel more comfortable going out to spend and reducing their saving back to more normal pre-pandemic levels. Moreover, the ARP’s extension of unemployment benefits and its generous child tax credits will keep incomes elevated above their pre-pandemic level through the rest of 2021. Therefore, real consumption is forecast to grow rapidly at 6.8 percent in 2021, after a 3.9 percent drop in 2020. This strong growth is expected to continue, with a growth rate of 4.4 percent in 2022.

The residential housing market evolved into an economic bright spot in 2020 as residential building activities resumed early in the summer. The pandemic has led to an increase in demand for more spacious houses in suburban areas. This rise in housing demand coupled with record-low inventories have boosted home prices. Prices of construction materials are also soaring, due largely to supply chain disruptions. In addition, the 30-year mortgage rate has risen nearly 50 basis points since January 2021, to 3.13 percent in mid-April 2021. These countervailing forces are likely to cool down the housing market going forward. Based on these factors, real residential investment is forecast to surge from a 6.1 percent gain in 2020 to 12.7 percent in 2021, followed by a 0.2 percent decline in 2022.

While residential investment is expected to experience moderate growth, nonresidential investment is expected to remain strong. After a decline of 4.0 percent in 2020, real nonresidential fixed investment is forecast to rise 6.5 percent in 2021 and 4.9 percent in 2022. The main driver of robust growth in business investment is strong consumer demand, fueled by the fiscal stimulus and the reopening of the economy. In addition, aircraft investment has started to rebound as the Boeing 737 Max aircraft resumed flying and production. This positive momentum is expected to continue as air travel restrictions ease and travel demand rebounds. The jump in global oil prices is expected to help mining structures investment recover quickly in 2021. However, elevated office vacancies and continued weakness in other commercial properties are expected to weigh heavily on non-mining structures investment.

The principal upside risk to the forecast is a further fiscal expansion. The Biden Administration has proposed the American Jobs Plan (AJP), initially valued at over $2 trillion, to rebuild infrastructure and create new jobs. As this plan continues to take shape, its potential effect on the economy remains uncertain. However, if passed by the Congress, the AJP could lift U.S. GDP growth in the next several years. The downside risks to the forecast include rapidly spreading viral mutations, prolonged business and labor market disruptions, anemic global economic growth, commodity and oil price instability, a stock market correction, the elevated Federal budget deficit, and mounting debt burden.

The New York State Economy

After unprecedented employment declines during March and April of 2020, New York State’s steady job recovery that began in May 2020 came to a halt in December. Following an employment decline of 30,300 in December, the State experienced job growth for the first three months of 2021 based on the most recent release of Current Employment Statistics (CES) data. Over these past six months, the slowdown in the job recovery was due largely to a seasonal surge in confirmed COVID- 19 cases. As before, this latest wave resulted in the tightening of restrictions on restaurants, bars, and other industries where social distancing remains a challenge. However, the rapid distribution of the vaccine and the $1.9 trillion fiscal stimulus from the ARP have improved the State’s job outlook. The ARP provided an additional $7.25 billion for the Paycheck Protection Program (PPP), making for a total authorization of $960.3 billion since March 2020. To date, New York entities have received 7.5 percent of the total nationwide loan amount. These loans are expected to help retain jobs and aid with the overall recovery.

The State experienced double-digit job declines on a year-over-year basis during the first three quarters of FY 2021. As a result, DOB forecasts an employment decline of 12.4 percent for FY 2021. However, the ARP stimulus is expected to boost employment growth to 9.1 percent for FY 2022. Employment growth is expected to be 2.6 percent for FY 2023. State employment is expected to reach its pre-pandemic level in 2024.

The stock market has performed well in recent months. Moreover, Wall Street banks have reported higher earnings due to strong equity market growth, robust initial public offering growth, and low interest rates. Currently, finance and insurance sector bonuses are estimated to grow 10.8 percent for FY 2021. The bonus forecast and strong personal income tax withholdings bolster the State’s wage growth, which is estimated to decline by 1.7 percent for FY 2021 — despite the double-digit employment declines. As economic and financial conditions continue to improve, total wages are projected to increase by 5.2 percent in FY 2022.

BEA’s most recent state personal income data indicate that non-wage personal income for the last quarter of 2020 was weaker than the stimulus-boosted second and third quarters. However, the ARP stimulus plan is estimated to boost further non-wage personal income, especially transfer income. State transfer income, a component of personal income, is estimated to grow 55.5 percent for FY 2021 but decline by 18.8 percent for FY 2022. This fluctuation is due in large part to the initial boost from the ARP stimulus. The current projection for personal income calls for a 7.5 percent increase for FY 2021, followed by a decline of 0.6 percent for FY 2022 as the stimulus abates.

New York State and the U.S. face many of the same forecasting risks. As the nation’s financial capital, the volume of financial market activity and volatility in equity markets pose a significant degree of exposure to the New York State economy. The State successfully curbed the number of confirmed COVID-19 cases from the most recent seasonal wave. It made rapid advances in vaccine distribution and availability. Despite this progress, the virus’s potential resurgence continues to pose a significant downside risk. Furthermore, the threat posed by new virus variants, including vaccine-resistant strains, represents an additional risk to the State’s economy. In contrast, faster than anticipated containment of the virus and a stronger than expected national economic recovery would contribute to higher growth in the State.

APPENDIX D

Open-End Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: August 1, 2021

Open-End Mutual Funds (including money market funds)

iShares ETFs and BlackRock ETFs

Objective and Scope

Set forth below is the Open-End Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.

BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

BlackRock

Investment

Stewardship

Global Principles

Effective as of January 2022

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we have determined that it is generally in the best long-term interest of our clients to promote sound corporate governance as an informed, engaged shareholder. At BlackRock, this is the responsibility of the Investment Stewardship team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership — the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, we believe BlackRock has a responsibility to monitor and provide feedback to companies in our role as stewards of our clients’ investments. Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including but not limited to environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in their best long-term economic interests. We also participate in the public dialogue to help shape global norms and industry standards with the goal of supporting a policy framework consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive disclosure on all material governance and business matters, including ESG-related issues. This transparency allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or we believe the approach taken may be inconsistent with sustainable, long-term value creation, we will engage with a company and/or vote in a manner that encourages progress.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and risks and opportunities that are material to the companies in which our clients invest, including those related to ESG. Engagement also informs our voting decisions. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and sustainable business practices, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced. Similarly, it provides us an opportunity to hear directly from company boards and management on how they believe their actions are aligned with sustainable, long-term value creation. We primarily engage through direct dialogue, but may use other tools such as written correspondence, to share our perspectives.

We generally vote in support of management and boards that demonstrate an approach consistent with creating sustainable, long-term value. If we have concerns about a company’s approach, we may choose to explain our expectations to the company’s board and management. Following our engagement, we may signal through our voting that we have outstanding concerns, generally by voting against the re-election of directors we view as having responsibility for an issue. We apply our regional proxy voting guidelines to achieve the outcome we believe is most aligned with our clients’ long-term economic interests.

Key themes

We recognize that accepted standards and norms of corporate governance can differ between markets. However, we believe there are certain fundamental elements of governance practice that are intrinsic globally to a company’s ability to create long-term value. This set of global themes are set out in this overarching set of principles (the “Principles”), which are anchored in transparency and accountability. At a minimum, we believe companies should observe the accepted corporate governance standards in their domestic market and ask that, if they do not, they explain how their approach better supports sustainable long-term value creation.

These Principles cover seven key themes:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Compensation and benefits

•	Environmental and social issues

•	General corporate governance matters and shareholder protections

•	Shareholder proposals

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

Boards and directors

Our primary focus is on the performance of the board of directors. The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BIS sees engaging with and the election of directors as one of our most important and impactful responsibilities.

We support boards whose approach is consistent with creating sustainable, long-term value. This includes the effective management of strategic, operational, financial, and material ESG factors and the consideration of key stakeholder interests. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how risks are effectively identified, managed and mitigated.

Where a company has not adequately disclosed and demonstrated it has fulfilled these responsibilities, we will consider voting against the re-election of directors whom we consider having particular responsibility for the issue. We assess director performance on a case-by-case basis and in light of each company’s circumstances, taking into consideration our assessment of their governance, business practices that support sustainable, long-term value creation, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

•	Establishing an appropriate corporate governance structure

•

Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation and milestones that will demonstrate progress, and taking steps to address anticipated or actual obstacles to success

•	Providing oversight on the identification and management of material, business operational, and sustainability-related risks

•	Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management[1] framework

•	Making decisions on matters that require independent evaluation, which may include mergers, acquisitions and dispositions, activist situations or other similar cases

•	Establishing appropriate executive compensation structures

•	Addressing business issues, including environmental and social risks and opportunities, when they have the potential to materially impact the company’s long-term value

There should be clear definitions of the role of the board, the committees of the board, and senior management. Set out below are ways in which boards and directors can demonstrate a commitment to acting in the best long-term economic interests of all shareholders.

We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors and may signal outstanding concerns in our voting.

Regular accountability

BlackRock believes that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, we believe it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We consider the average overall tenure of the board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members. We expect companies to keep under regular review the effectiveness of their board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills, experience, diversity, and independence.

When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. These disclosures should give an understanding of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model.

We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding ‘group think’. We ask boards to disclose how diversity is considered in board composition, including demographic characteristics such as gender, race/ethnicity and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model and strategy. Self-identified board demographic diversity can usefully be disclosed in aggregate, consistent with local law. We believe boards should aspire to meaningful diversity of membership, at least consistent with local regulatory requirements and best practices, while recognizing that building a strong, diverse board can take time.

[1]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

This position is based on our view that diversity of perspective and thought — in the board room, in the management team and throughout the company — leads to better long term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.2 In our experience, greater diversity in the board room contributes to more robust discussions and more innovative and resilient decisions. Over time, greater diversity in the board room can also promote greater diversity and resilience in the leadership team, and the workforce more broadly. That diversity can enable companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

We expect there to be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorships

•

Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and its shareholders.

BlackRock believes that boards are most effective at overseeing and advising management when there is a senior independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and contextualize a company’s approach.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities — including when there are unforeseen events — and therefore, they should not take on an excessive number of roles that would impair their ability to fulfill their duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information, is of paramount importance to BlackRock. Investors increasingly recognize that a broader range of risks and opportunities have the potential to materially impact financial performance. Over time, we expect increased scrutiny of the assumptions underlying financial reports, particularly those that pertain to the impact of the transition to a low carbon economy on a company’s business model and asset mix.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and non-financial information, internal control frameworks, and in the

[2]

For example, the role of gender diversity on team cohesion and participative communication is explored by: Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175. http://dx.doi.org/10.1002/job.2031.

absence of a dedicated risk committee, Enterprise Risk Management systems. BlackRock believes that effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out their responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee membership to introduce fresh perspectives to audit oversight.

We take particular note of critical accounting matters, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or Internal Audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent, or a dedicated risk committee, should periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales, and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership. We believe strongly in one vote for one share as a guiding principle that supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights. In our view, this structure violates the fundamental corporate governance principle of proportionality and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for listing dual classes of shares with differentiated voting rights. We believe that such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it can enhance long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors, and ideally, the terms also have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately. There should be a clear link between variable pay and operational and financial performance. Performance metrics should be stretching and aligned with a company’s strategy and business model. BIS does not have a position on the use of ESG-related criteria, but believes that where companies choose to include them, they should be as rigorous as other financial or operational targets. Long-term incentive plans should vest over timeframes aligned with the delivery of long-term shareholder value. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee or its equivalent, we expect disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance. We encourage companies to clearly explain how compensation outcomes have rewarded outperformance against peer firms.

We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We may vote against members of the compensation committee or equivalent board members for poor compensation practices or structures.

Environmental and social issues

We believe that well-managed companies will deal effectively with material environmental and social (“E&S”) factors relevant to their businesses. Governance is the core structure by which boards can oversee the creation of sustainable, long-term value. Appropriate risk oversight of E&S considerations stems from this construct.

Robust disclosure is essential for investors to effectively evaluate companies’ strategy and business practices related to material E&S risks and opportunities. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting, where necessary, and will express any concerns through our voting where a company’s actions or disclosures are inadequate.

BlackRock encourages companies to use the framework developed by the Task Force on Climate-related Financial Disclosures (TCFD) to disclose their approach to ensuring they have a sustainable business model and to supplement that disclosure with industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (SASB).3 While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD — Governance, Strategy, Risk Management, and Metrics and Targets — are a useful way for companies to disclose how they identify, assess, manage, and

[3]

The International Financial Reporting Standards (IFRS) Foundation announced in November 2021 the formation of an International Sustainability Standards Board (ISSB) to develop a comprehensive global baseline of high-quality sustainability disclosure standards to meet investors’ information needs. The IFRS Foundation plans to complete consolidation of the Climate Disclosure Standards Board (CDSB — an initiative of CDP) and the Value Reporting Foundation (VRF — which houses the Integrated Reporting Framework and the SASB Standards) by June 2022.

oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry-specific initiatives on managing specific operational risks may be useful. Companies should disclose any global standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within their strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.

In Stewardship, we understand that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely and just transition to net zero.4 Many companies are asking what their role should be in contributing to a just transition — in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.

In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.5 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

We look to companies to set short-, medium- and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.

Key stakeholder interests

We believe that, to advance long-term shareholders’ interests, companies should consider the interests of their key stakeholders. It is for each company to determine its key stakeholders based on what is material to its business, but they are likely to include employees, business partners (such as suppliers and distributors), clients and consumers, government, and the communities in which they operate.

[4]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

[5]

The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate — those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

Considering the interests of key stakeholders recognizes the collective nature of long-term value creation and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with and support from those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We expect companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts. The maintenance of trust within these relationships can be equated with a company’s long-term success.

To ensure transparency and accountability, companies should disclose how they have identified their key stakeholders and considered their interests in business decision-making, demonstrating the applicable governance, strategy, risk management, and metrics and targets. This approach should be overseen by the board, which is well positioned to ensure that the approach taken is informed by and aligns with the company’s strategy and purpose.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Corporate Form

We believe it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.6 Companies proposing to change their corporate form to a public benefit corporation or similar entity should put it to a shareholder vote if not already required to do so under applicable law. Supporting documentation from companies or shareholder proponents proposing to alter the corporate form should clearly articulate how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. As a fiduciary on behalf of clients, we generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Relevant shareholder proposals are evaluated on a case-by-case basis.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of E&S risks.

BlackRock is subject to certain requirements under antitrust law in the United States that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. As noted above, we can vote on proposals put forth by others.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the issuer.

Where a proposal is focused on a material business risk that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate an opportunity for improvement in the company’s approach to the issue, we may support shareholder proposals that are reasonable and not unduly constraining on management. Alternatively, or in addition, we may vote against the re-election of one or more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency. We may also support a proposal if management is on track, but we believe that voting in favor might accelerate progress.

[6]	Corporate form refers to the legal structure by which a business is organized.

BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. To meet this standard, BIS is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (“Guidelines”). The advisory committees do not determine voting decisions, which are the responsibility of BIS.

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight. The Global Oversight Committee does not determine voting decisions, which are the responsibility of BIS.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and governance specialists for discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed annually and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item on their investors. Portfolio managers may, from time to time, reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from BIS or from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on their behalf.

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

•

Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent fiduciary to vote proxies of:

•	public companies that include BlackRock employees on their boards of directors,

•	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors,

•	public companies that are the subject of certain transactions involving BlackRock Funds,

•	public companies that are joint venture partners with BlackRock, and

•	public companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary.

In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciaries, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns for a fund, while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is informed by our fiduciary responsibility to act in our clients’ best interests. In most cases, BlackRock anticipates that the potential long-term value to the Fund of voting shares would be less than the potential revenue the loan may provide the Fund. However, in certain instances, BlackRock may determine, in its independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

The decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term value to clients of voting those securities (based on the information available at the time of recall consideration).7 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

[7]

Recalling securities on loan can be impacted by the timing of record dates. In the United States, for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).

C-14

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report that provides a global overview of our investment stewardship engagement and voting activities. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we may publish a vote bulletin after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies with which we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business models that support long-term sustainable value creation.

BlackRock

Investment

Stewardship

Proxy voting guidelines for U.S. securities

Effective as of January 2022

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of their assets.

The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ regional philosophy and approach to engagement and voting on ESG factors, as well as our expectations of directors, for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BIS will engage and/or vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items at annual and special meetings.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, acquisitions, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction, operations, and risk management of the company. For this reason, BIS sees engagement with and the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

Director elections

Where a board has not adequately demonstrated, through actions and company disclosures, how material issues are appropriately identified, managed, and overseen, we will consider voting against the re-election of those directors responsible for the oversight of such issues, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/ governance committees, should be independent. Our view of independence may vary from listing standards.

Common impediments to independence may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•

Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees who we do not consider to be independent, including at controlled companies.

Oversight

We expect the board to exercise appropriate oversight of management and the business activities of the company. Where we believe a board has failed to exercise sufficient oversight, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

•

With regard to material ESG risk factors, or where the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board, we may vote against directors of the responsible committee, or the most relevant director

•

With regard to accounting practices or audit oversight, e.g., where the board has failed to facilitate quality, independent auditing. If substantial accounting irregularities suggest insufficient oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible

•

During a period in which executive compensation appears excessive relative to the performance of the company and compensation paid by peers, we may vote against the members of the compensation committee

•	Where a company has proposed an equity compensation plan that is not aligned with shareholders’ interests, we may vote against the members of the compensation committee

•

Where the board is not comprised of a majority of independent directors (this may not apply in the case of a controlled company), we may vote against the chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure

•

Where it appears the director has acted (at the company or at other companies) in a manner that compromises their ability to represent the best long-term economic interests of shareholders, we may vote against that individual

•

Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale, we may vote against that individual. Excluding exigent circumstances, BIS generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance

•

Where a director serves on an excessive number of boards, which may limit their capacity to focus on each board’s needs, we may vote against that individual. The following identifies the maximum number of boards on which a director may serve, before BIS considers them to be over-committed:

	Public Company Executive	# Outside Public Boards[1]	Total # of Public Boards
Director A	✓	1	2

Director B2		3	4

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for director elections, compensation, shareholder proposals, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession

•

The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BIS did not support the initial against vote

•

The independent chair or lead independent director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws and where the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s), we will generally register our concern by voting against all available members of the relevant committee.

Board composition and effectiveness

We encourage boards to periodically refresh their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/governance committee or the

[1]	In addition to the company under review.
[2]

Including fund managers whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

lead independent director. When nominating new directors to the board, we ask that there is sufficient information on the individual candidates so that shareholders can assess the suitability of each individual nominee and the overall board composition. Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BIS will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We are interested in diversity in the board room as a means to promoting diversity of thought and avoiding “group think”. We ask boards to disclose how diversity is considered in board composition, including demographic factors such as gender, race, ethnicity, and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise, and geographic location. We assess a board’s diversity in the context of a company’s domicile, business model, and strategy. We believe boards should aspire to 30% diversity of membership and encourage companies to have at least two directors on their board who identify as female and at least one who identifies as a member of an underrepresented group.3

We ask that boards disclose:

•

The aspects of diversity that the company believes are relevant to its business and how the diversity characteristics of the board, in aggregate, are aligned with a company’s long-term strategy and business model

•

The process by which candidates are identified and selected, including whether professional firms or other resources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates, and whether a diverse slate of nominees is considered for all available board nominations

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details

This position is based on our view that diversity of perspective and thought — in the boardroom, in the management team, and throughout the company — leads to better long-term economic outcomes for companies. Academic research already reveals correlations between specific dimensions of diversity and effects on decision-making processes and outcomes.4 In our experience, greater diversity in the boardroom contributes to more robust discussions and more innovative and resilient decisions. Over time, it can also promote greater diversity and resilience in the leadership team and workforce more broadly, enabling companies to develop businesses that more closely reflect and resonate with the customers and communities they serve.

To the extent that, based on our assessment of corporate disclosures, a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness. We recognize that building high-quality, diverse boards can take time. We will look to the largest companies (e.g., S&P 500) for continued leadership. Our publicly available commentary provides more information on our approach to board diversity.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

[3]

Including, but not limited to, individuals who identify as Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, or Native Hawaiian or Pacific Islander; individuals who identify as LGBTQ+; individuals who identify as underrepresented based on national, Indigenous, religious, or cultural identity; individuals with disabilities; and veterans.

[4]

For example, the role of gender diversity on team cohesion and participative communication is explored by Post, C., 2015, When is female leadership an advantage? Coordination requirements, team cohesion, and team interaction norms, Journal of Organizational Behavior, 36, 1153-1175.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover scenarios over both the long-term, consistent with the strategic direction of the company and identified leadership needs over time, as well as the short-term, in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure. This may include when a company needs consistency and stability during a time of transition, e.g., newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g., closed-end funds or business development companies (“BDC”),5 in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the directors up for election at the time (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BIS believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

[5]	A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chair and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chair; or 2) a lead independent director when the roles of chair and CEO are combined.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.6

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/CEO Model		Separate Chair Model
	Chair/CEO	Lead Independent Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors
Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

[6]

To this end, we do not view shareholder proposals asking for the separation of chair and CEO to be a proxy for other concerns we may have at the company for which a vote against directors would be more appropriate. Rather, support for such a proposal might arise in the case of overarching and sustained governance concerns such as lack of independence or failure to oversee a material risk over consecutive years.

Auditors and audit-related issues

BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company. We may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to public disclosures for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BIS believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or that already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BIS will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g., one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions — including business combinations involving Special Purpose Acquisition Companies (“SPACs”) — BIS’ primary consideration is the long-term economic interests of our clients as shareholders. We expect boards proposing a transaction to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, business combinations, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and/or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we have historically opposed most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expense for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BIS expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. Performance-based compensation should include metrics that are relevant to the business and stated strategy or risk mitigation efforts. Goals, and the processes used to set these goals, should be clearly articulated and appropriately rigorous. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BIS believes that there should be a clear link between variable pay and company performance that drives value creation for our clients as shareholders. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results — both financial and non-financial, including ESG — consistent with the company’s strategic initiatives. The vesting and holding timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practices. Our publicly available commentary provides more information on our approach to executive compensation.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BIS will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and relevant compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BIS will generally support annual advisory votes on executive compensation. We believe shareholders should have the opportunity to express feedback on annual incentive programs and changes to long-term compensation before multiple cycles are issued.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust clawback policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BIS supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g., the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, BIS may consider several factors, including:

•	Whether we believe that the triggering event is in the best interests of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BIS may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BIS may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BIS may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

Supplemental executive retirement plans

BIS may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. Governance is the core means by which boards can oversee the creation of sustainable long-term value. Appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge the impact of companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not appropriately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BIS will advocate for continued improvement in companies’ reporting and will express concerns through our voting where disclosures or the business practices underlying them are inadequate.

BIS encourages companies to disclose their approach to maintaining a sustainable business model. We believe that reporting aligned with the framework developed by the Task Force on Climate-related Financial Disclosures (“TCFD”), supported by industry-specific metrics such as those identified by the Sustainability Accounting Standards Board (“SASB”), can provide a comprehensive picture of a company’s sustainability approach and performance. While the TCFD framework was developed to support climate-related risk disclosure, the four pillars of the TCFD — Governance, Strategy, Risk Management, and Metrics and Targets — are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (“KPIs”) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of private standards. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD

•	Publish investor-relevant, industry-specific, material metrics and rigorous targets, aligned with SASB or comparable sustainability reporting standards

Companies should also disclose any supranational standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business conduct.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We ask every company to help its investors understand how it may be impacted by climate-related risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. Specifically, we ask companies to articulate how their business model is aligned to a scenario in which global warming is limited to well below 2°C, moving towards global net zero emissions by 2050.

BIS understands that climate change can be very challenging for many companies, as they seek to drive long-term value by mitigating risks and capturing opportunities. A growing number of companies, financial institutions, as well as governments, have committed to advancing net zero. There is growing consensus that companies can benefit from the more favorable macro-economic environment under an orderly, timely, and just transition to net zero.7 Many companies are asking what their role should be in contributing to a just transition — in ensuring a reliable energy supply and protecting the most vulnerable from energy price shocks and economic dislocation. They are also seeking more clarity as to the public policy path that will help align greenhouse gas reduction actions with commitments.

In this context, we ask companies to disclose a business plan for how they intend to deliver long-term financial performance through the transition to global net zero, consistent with their business model and sector. We encourage companies to demonstrate that their plans are resilient under likely decarbonization pathways, and the global aspiration to limit warming to 1.5°C.8 We also encourage companies to disclose how considerations related to having a reliable energy supply and just transition affect their plans.

We look to companies to set short-, medium-, and long-term science-based targets, where available for their sector, for greenhouse gas reductions and to demonstrate how their targets are consistent with the long-term economic interests of their shareholders. Companies have an opportunity to use and contribute to the development of alternative energy sources and low-carbon transition technologies that will be essential to reaching net zero. We also recognize that some continued investment is required to maintain a reliable, affordable supply of fossil fuels during the transition. We ask companies to disclose how their capital allocation across alternatives, transition technologies, and fossil fuel production is consistent with their strategy and their emissions reduction targets.

In determining how to vote, we will continue to assess whether a company’s disclosures are aligned with the TCFD and provide short-, medium-, and long-term reduction targets for Scope 1 and 2 emissions. We may signal concerns about a company’s plans or disclosures in our voting on director elections, particularly at companies facing material climate risks. We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations. Our publicly available commentary provides more information on our approach to climate risk.

Key stakeholder interests

We believe that in order to deliver long-term value for shareholders, companies should also consider the interests of their key stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which a company operates. Companies that build strong relationships with their key stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight. Our publicly available commentaries provide more information on our approach.

Human capital management

A company’s approach to human capital management (“HCM”) is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. Consequently, we expect companies to demonstrate a robust approach to HCM and provide shareholders with disclosures to understand how their approach aligns with their stated strategy and business model.

We believe that clear and consistent disclosures on these matters are critical for investors to make an informed assessment of a company’s HCM practices. We expect companies to disclose the steps they are taking to advance diversity, equity, and inclusion; job categories and workforce demographics; and their responses to the U.S. Equal Employment Opportunity Commission’s EEO-1 Survey. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our publicly available commentary provides more information on our approach to HCM.

[7]

For example, BlackRock’s Capital Markets Assumptions anticipate 25 points of cumulative economic gains over a 20-year period in an orderly transition as compared to the alternative. This better macro environment will support better economic growth, financial stability, job growth, productivity, as well as ecosystem stability and health outcomes.

[8]

The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate — those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to support public policy matters material to the companies’ long-term strategies. These activities can also create risks, including: the potential for allegations of corruption; certain reputational risks; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BIS will evaluate publicly available information to consider how a company’s lobbying and political activities may impact the company. We will also evaluate whether there is general consistency between a company’s stated positions on policy matters material to its strategy and the material positions taken by significant industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosures if we identify a material inconsistency or feel that further transparency may clarify how the company’s political activities support its long-term strategy. Our publicly available commentary provides more information on our approach to corporate political activities.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BIS may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BIS generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose voting on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Corporate form

Proposals to change a corporation’s form, including those to convert to a public benefit corporation (“PBC”) structure, should clearly articulate how the interests of shareholders and different stakeholders would be augmented or adversely affected, as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.

Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship. Relevant shareholder proposals are assessed on a case-by-case basis.

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PART C

OTHER INFORMATION

Item 28.

(a)	(1)	Certificate of Trust dated October 21, 1998 is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 61 to Registrant’s Registration Statement on Form N-1A (File Nos. 2-47015/811-2354) (the “Registration Statement”), filed on February 2, 1999.

	(2)	Registrant’s Agreement and Declaration of Trust dated October 21, 1998 is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 61 to the Registration Statement, filed on February 2, 1999.

	(3)	Certificate of Amendment of Certificate of Trust dated January 26, 2001 is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 67 to the Registration Statement, filed on January 29, 2001.

	(4)	Certificate of Amendment of Certificate of Trust dated January 28, 2004 is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 79 to the Registration Statement, filed on December 30, 2004.

(b)	(1)	Registrant’s Amended and Restated Bylaws, effective as of November 29, 2018, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 125 to the Registration Statement, filed on February 26, 2020.

	(2)	Amendment No. 1 to Registrant’s Amended and Restated Bylaws, effective as of November 11, 2020, is incorporated herein by reference to Exhibit (b)(2) of Post-Effective Amendment No. 129 to the Registration Statement, filed on December 15, 2020.

(c)	See Article II, Article III (Sections 3.1, 3.2, 3.7, 3.8 and 3.9), Article IV (Sections 4.1, 4.2 and 4.3), Article VI, Article VII, Article VIII (Sections 8.1, 8.2 and 8.5) and Article IX (Sections 9.1, 9.3, 9.4, 9.5, 9.6, 9.7, 9.8 and 9.11) of the Registrant’s Agreement and Declaration of Trust dated October 21, 1998, incorporated herein by reference to Exhibit (a)(2) of Registrant’s Registration Statement, and Article I, Article II (Section 2 and Section 3), Article IV (Section 1) and Article V (Sections 3, 4, 5 and 6) of the Registrant’s Amended and Restated Bylaws, effective as of November 29, 2018, as amended effective November 11, 2020, incorporated herein by reference to Exhibits (b)(1) and (b)(2) of Registrant’s Registration Statement.

(d)	(1)	Management Agreement between Registrant and BlackRock Advisors, LLC dated July 1, 2011 is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 92 to the Registration Statement, filed on February 28, 2012.

	(2)	Form of Sub-Investment Advisory Agreement between BlackRock Advisors, LLC and BlackRock International Limited with respect to TempCash and TempFund is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 130 to the Registration Statement, filed on February 25, 2021.

	(3)	Form of Ninth Amended and Restated Expense Limitation Agreement by and between Registrant and BlackRock Advisors, LLC is incorporated herein by reference to Exhibit 8(i) of Post-Effective Amendment No. 967 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on November 22, 2019.

	(4)	Form of Waiver Agreement is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 96 to the Registration Statement, filed on February 28, 2014.

C-1

(e)	(1)	Form of Amended and Restated Distribution Agreement between Registrant and BlackRock Investments, LLC is incorporated herein by reference to Exhibit 5 of Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A of BlackRock Advantage SMID Cap Fund, Inc. (formerly known as BlackRock Advantage U.S. Total Market Fund, Inc.) (File No. 2-60836), filed on July 26, 2019.

	(2)	Exhibit A to the Amended and Restated Distribution Agreement between Registrant and BlackRock Investments, LLC, amended February 16, 2022 is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 1116 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on February 16, 2022.

(f)	None.

(g)	(1)	Form of Master Global Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 7(d) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

	(2)	Form of Custody Agreement (U.S. Dollar Only) between the Registrant and The Bank of New York Mellon is incorporated herein by reference to Exhibit 7(c) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

(h)	(1)	(a)	Form of Master Fund Services Agreement between the Registrant and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit 8(n) of Post-Effective Amendment No. 728 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on July 28, 2017.

		(b)	Form of Letter Agreement among Registrant, BlackRock Advisors, LLC and JPMorgan Chase Bank, N.A. is incorporated herein by reference to Exhibit (h)(1)(b) of Post-Effective Amendment No. 120 to the Registration Statement, filed on February 27, 2019.

	(2)	(a)	Amended and Restated Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated February 11, 2004 is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment No. 79 to the Registration Statement, filed on December 30, 2004.

		(b)	Form of Fee Letter to Amended and Restated Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. dated February 11, 2004 is incorporated herein by reference to Exhibit (h)(3)(b) of Post-Effective Amendment No. 87 to the Registration Statement, filed on March 2, 2009.

	(3)	(a)	Share Purchase Agreement between Registrant and Temporary Investment Fund, Inc. dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(a) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

		(b)	Share Purchase Agreement between Registrant and Trust for Federal Securities dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(b) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

		(c)	Share Purchase Agreement between Registrant and Municipal Fund for Temporary Investment dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(c) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

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(d) Share Purchase Agreement between Registrant and Municipal Fund for California Investors, Inc. dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(d) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

(e) Share Purchase Agreement between Registrant and Municipal Fund for New York Investors, Inc. dated February 10, 1999 is incorporated herein by reference to Exhibit (h)(3)(e) of Post-Effective Amendment No. 65 to the Registration Statement, filed on April 6, 2000.

(4) Power of Attorney is incorporated herein by reference to Exhibit 99(a) of Post-Effective Amendment No. 922 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 22, 2019.

(5) Form of Eighth Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit (k)(3) of the Registration Statement on Form N-2 of BlackRock Multi-Sector Income Trust (File No. 333-262119), filed on January 12, 2022.

(i)	Opinion and Consent of Drinker Biddle & Reath LLP is incorporated herein by reference to Exhibit (i) of Post-Effective Amendment No. 79 to the Registration Statement, filed on December 30, 2004.

(j)	None.

(k)	None.

(l)	None.

(m)	(1) Registrant’s Distribution Plan with respect to Select Shares and Form of Distribution & Sales Support Agreement is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 87 to the Registration Statement, filed on March 2, 2009.

(2) Registrant’s Distribution Plan with respect to Private Client Shares and Form of Distribution & Sales Support Agreement is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 87 to the Registration Statement, filed on March 2, 2009.

(n)	Amended and Restated Plan Pursuant to Rule 18f-3 for a Multi-Class System is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 137 to the Registration Statement, filed on May 2, 2022.

(o)	Code of Ethics of Registrant, BlackRock Investments, LLC, BlackRock Advisors, LLC and BlackRock International Limited is incorporated herein by reference to Exhibit 16(a) of Post- Effective Amendment No. 1113 to the Registration Statement on Form N-1A of BlackRock FundsSM (File No. 33-26305), filed on January 21, 2022.

Item 29.    Persons Controlled by or under Common Control with Registrant

The Registrant does not control and is not under common control with any other person.

Item 30.    Indemnification

Indemnification of Registrant’s Manager, Accounting Services Provider, Principal Underwriter, Custodians and Transfer Agent against certain stated liabilities is provided for in Section 10 of the Management Agreement, Sections 3.1 and 7.5 of the Master Fund Services Agreement, Section 5 of the Distribution Agreement, Article V of the Custody Agreement (U.S. Dollar Only), Sections 3.1 and 7.1 of the Master Global Custody Agreement and Section 12 of the Transfer Agency Agreement.

C-3

Registrant has obtained from a major insurance carrier a directors’ and officers’ liability policy covering certain types of errors and omissions.

Article VIII of Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to Exhibit (a)(2) to Registrant’s Registration Statement, provides for the indemnification of Registrant’s trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Business and Other Connections of Investment Adviser

(a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 31 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock International Limited. The information required by this Item 31 about officers and directors of BlackRock International Limited, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock International Limited pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-51087).

Item 32.    Principal Underwriter

(a) BlackRock Investments, LLC (“BRIL”) acts as the principal underwriter or placement agent, as applicable, for each of the following open-end registered investment companies including the Registrant:

BlackRock Advantage Global Fund, Inc.

BlackRock Advantage SMID Cap Fund, Inc.

BlackRock Allocation Target Shares

BlackRock Bond Fund, Inc.

BlackRock California Municipal Series Trust

BlackRock Capital Appreciation Fund, Inc.

BlackRock Emerging Markets Fund, Inc.

BlackRock Equity Dividend Fund

BlackRock ETF Trust

BlackRock ETF Trust II

BlackRock EuroFund

BlackRock Financial Institutions Series Trust

BlackRock FundsSM

BlackRock Funds II

BlackRock Funds III

BlackRock Funds IV

BlackRock Funds V

BlackRock Funds VI

BlackRock Funds VII, Inc.

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BlackRock Global Allocation Fund, Inc.

BlackRock Index Funds, Inc.

BlackRock Large Cap Focus Growth Fund, Inc.

BlackRock Large Cap Focus Value Fund, Inc.

BlackRock Large Cap Series Funds, Inc.

BlackRock Latin America Fund, Inc.

BlackRock Liquidity Funds

BlackRock Mid-Cap Value Series, Inc.

BlackRock Multi-State Municipal Series Trust

BlackRock Municipal Bond Fund, Inc.

BlackRock Municipal Series Trust

BlackRock Natural Resources Trust

BlackRock Series Fund, Inc.

BlackRock Series Fund II, Inc.

BlackRock Series, Inc.

BlackRock Strategic Global Bond Fund, Inc.

BlackRock Sustainable Balanced Fund, Inc.

BlackRock Unconstrained Equity Fund

BlackRock Variable Series Funds, Inc.

BlackRock Variable Series Funds II, Inc.

iShares, Inc.

iShares Trust

iShares U.S. ETF Trust

Managed Account Series

Managed Account Series II

Master Bond LLC

Master Investment Portfolio

Master Investment Portfolio II

Master Large Cap Series LLC

Quantitative Master Series LLC

BRIL also acts as the distributor or placement agent for each of the following closed-end registered investment companies:

BlackRock Core Bond Trust

BlackRock Corporate High Yield Fund, Inc.

BlackRock Credit Strategies Fund

BlackRock Health Sciences Trust

BlackRock Hedge Fund Guided Portfolio Solution

BlackRock MuniAssets Fund, Inc.

BlackRock Municipal Income Trust II

BlackRock Private Investments Fund

BlackRock Science and Technology Trust

BlackRock Taxable Municipal Bond Trust

BlackRock Utilities, Infrastructure & Power Opportunities Trust

BRIL provides numerous financial services to BlackRock-advised funds and is the distributor of BlackRock’s open-end funds. These services include coordinating and executing Authorized Participation Agreements, preparing, reviewing and providing advice with respect to all sales literature and responding to Financial Industry Regulatory Authority comments on marketing materials.

(b) Set forth below is information concerning each director and officer of BRIL. The principal business address for each such person is 40 East 52nd Street, New York, New York 10022.

Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Abigail Reynolds	Chairman and Member, Board of Managers, and Chief Executive Officer	None
Christopher Meade	Chief Legal Officer, General Counsel and Senior Managing Director	None
Lauren Bradley	Chief Financial Officer and Vice President	None
Gregory Rosta	Chief Compliance Officer and Director	None
Jon Maro	Chief Operating Officer and Director	None
Andrew Dickson	Secretary and Managing Director	None
Terri Slane	Assistant Secretary and Director	None
Anne Ackerley	Member, Board of Managers, and Managing Director	None
Michael Bishopp	Managing Director	None
Samara Cohen	Managing Director	None

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Name	Position(s) and Office(s) with BRIL	Position(s) and Office(s) with Registrant
Jonathan Diorio	Managing Director	None
Lisa Hill	Managing Director	None
Brendan Kyne	Managing Director	None
Paul Lohrey	Managing Director	None
Martin Small	Member, Board of Managers, and Managing Director	None
Jonathan Steel	Managing Director	None
Ariana Brown	Director	None
Chris Nugent	Director	None
Lourdes Sanchez	Vice President	None
Lisa Belle	Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Zach Buchwald	Member, Board of Managers	None
Gerald Pucci	Member, Board of Managers	None
Philip Vasan	Member, Board of Managers	None

(c) Not applicable.

Item 33.    Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34.    Management Services

None.

Item 35.    Undertakings

None.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on May 19, 2022.

BLACKROCK LIQUIDITY FUNDS (REGISTRANT) ON BEHALF OF BLACKROCK LIQUID FEDERAL TRUST FUND AND FEDFUND

By:	/S/ JOHN M. PERLOWSKI
(John M. Perlowski, President and Chief Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/S/ JOHN M. PERLOWSKI (John M. Perlowski)	Trustee, President and Chief Executive Officer (Principal Executive Officer)	May 19, 2022

/S/ TRENT WALKER (Trent Walker)	Chief Financial Officer (Principal Financial and Accounting Officer)	May 19, 2022

SUSAN J. CARTER* (Susan J. Carter)	Trustee

COLLETTE CHILTON* (Collette Chilton)	Trustee

NEIL A. COTTY* (Neil A. Cotty)	Trustee

LENA G. GOLDBERG* (Lena G. Goldberg)	Trustee

HENRY R. KEIZER* (Henry R. Keizer)	Trustee

CYNTHIA A. MONTGOMERY* (Cynthia A. Montgomery)	Trustee

DONALD C. OPATRNY* (Donald C. Opatrny)	Trustee

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Signature	Title	Date

JOSEPH P. PLATT* (Joseph P. Platt)	Trustee

MARK STALNECKER* (Mark Stalnecker)	Trustee

KENNETH L. URISH* (Kenneth L. Urish)	Trustee

CLAIRE A. WALTON* (Claire A. Walton)	Trustee

ROBERT FAIRBAIRN* (Robert Fairbairn)	Trustee

*By:	/S/ JANEY AHN	May 19, 2022
(Janey Ahn, Attorney-In-Fact)

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